[LOGO]                  Semi-Annual Report

                                      [cad 157]PHOTO[cad 179]

Westcore Equity Funds                                        November 30, 1998
                        Westcore MIDCO Growth Fund
                        Westcore Growth and Income Fund
                        Westcore Blue Chip Fund
                        Westcore Mid-Cap Opportunity Fund
                        Westcore Small-Cap Opportunity Fund
Westcore Bond Funds
                        Westcore Long-Term Bond Fund
                        Westcore Intermediate-Term Bond Fund
                        Westcore Colorado Tax-Exempt Fund


                        Westcore Funds are managed by
                        Denver Investment Advisors LLC.

                                     [LOGO]

                                                               November 30, 1998

DEAR FELLOW SHAREHOLDER:
    As our semi-annual report goes to press, the U.S. financial markets have just ended another record calendar year. The S&P 500 Index has posted its fourth year of 20% plus gains. Long-term interest rates declined nearly a full 1% for the year as the Federal Reserve, which started the year with a bias toward tightening interest rates, shifted to an easing mode and lowered rates three times. Right now, the Federal Reserve has returned to a neutral stance. Numbers do not reflect a lot of excitement that occurred during the year. As recently as October, the S&P 500 Index was flat for the year, having declined approximately 20% from its summer peak. The Asian financial crisis had spread to South America and Russia, hedge funds were taking huge losses and the Federal Reserve was warning of a credit crunch in the U.S. There is no question that international turmoil has reduced U.S. economic growth and has had a negative impact on profits. The quick change in policy by the Federal Reserve calmed markets and allowed the inherent strength of the U.S. economy to continue. In our view, the U.S. economy also continues its remarkable growth because of the combination of technology-driven productivity and real income growth for consumers. We believe these trends should continue and over the next year we expect some of the international news to improve.
          Bond funds provide positive returns in volatile environment.
    What does this mean for investors in the Westcore Funds? First, the good news is that the fixed-income funds did their job in this volatile environment. They provided a safe haven and positive returns as a result of the interest rate decline. The Westcore Long-Term Bond Fund was ranked #1 out of 92 BBB-Rated Corporate Bond Funds based on average annual total return for the one-year period ended September 30, 1998 according to Lipper Analytical Services Inc.(1) (Total return represents past performance. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower.) Both the Westcore Intermediate- and Long-Term Bond Funds are significantly overweighted in corporate bonds and we expect them to benefit as the economy grows and fears of a credit crunch continue to dissipate. The Westcore Colorado Tax-Exempt Fund provided a comfortable place for Colorado investors to generate double tax-exempt income.

                  A stock market defined by narrow leadership.
    In spite of the excellent returns for the S&P 500 Index, equity investing was quite challenging for the year. The advances in the stock market were very narrow with only a handful of stocks contributing to the positive return for the market. It was truly a year of "haves" and "have nots", with a few large-cap growth stocks being the "haves" and most other stocks and investment styles being the "have nots". Growth was in, value was out, big was in, small was not.

                  [PICTURE]

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Photograph subject: Notch Mountain, Holy Cross Wilderness, Sawatch Mountains,
Colorado                                               Photographer: Eric Wunrow

                                     [LOGO]

    In this environment our Westcore Blue Chip Fund and Small-Cap Opportunity Fund, while having disappointing absolute returns, performed well versus their peers. Westcore Small-Cap Opportunity Fund continues to receive favorable publicity, having been included in articles suggesting funds to investors such as the WALL STREET JOURNAL'S "Small-Stock Funds May Be Worth a Look", October 16, 1998 and KIPLINGER'S PERSONAL FINANCE MAGAZINE'S "Countdown to College", November, 1998. Westcore MIDCO Growth and Growth and Income Funds struggled from being in the wrong sectors and had sub-par years on the stock selection front. Both of these funds have had excellent long-term stock selection based on research driven investment processes, and we believe the portfolios are positioned to see positive results from stock selection in 1999.
                      Will the stock market ever broaden?
    Yes. We believe that is an easy answer based on years of history and experience.
    A more difficult question is when and what will be the catalyst. We are unsure of the timing, but believe the disparity in relative valuations makes our YES answer very probable, and believe this is an excellent opportunity in medium-sized growth companies and value stocks across the capitalization spectrum.
    This semi-annual report includes the first report on our newest fund, the Westcore Mid-Cap Opportunity Fund. We hope you will consider the Fund, which uses the same valuation and research discipline as the Westcore Blue Chip and Small-Cap Opportunity Funds.
    Thank you for investing with us. We are dedicated to meeting your investment objectives with our family of funds that are driven by excellent investment research.
                         Sincerely,
                         [JACK D. HENDERSON SIGNATURE]
                         [KENNETH V. PENLAND SIGNATURE]

(1) Westcore Long-Term Bond Fund ranked 4th out of 39 funds for the 5-year period and 1st out of 19 funds for the 10-year period ended 9/30/98. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

[JACK D. HENDERSON PHOTO]
                               Jack D. Henderson
                                    CHAIRMAN

[KENNETH V. PENLAND PHOTO]
                            Kenneth V. Penland, CFA
                                   PRESIDENT

       [WESTCORE LOGO]
     Manager's Overview

Westcore MIDCO Growth Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM
CAPITAL APPRECIATION BY
INVESTING PRIMARILY IN
MEDIUM-SIZED GROWTH
COMPANIES.                [TODGER ANDERSON, CFA PHOTO]
                        [TODGER ANDERSON, CFA SIGNATURE]
                              TODGER ANDERSON, CFA
                 PORTFOLIO MANAGER, WESTCORE MIDCO GROWTH FUND
Q: How did Westcore MIDCO Growth Fund respond to the recent market fluctuations?
A: During the first six months of our fiscal year, the market was indeed volatile. Unfortunately, there was no way for our Fund to avoid participating in this volatility. We were fully invested for the entire period and made some selective additions to our holdings during periods of market weaknesses.
Q: What should our fund investors do during periods of extreme volatility in the stock market?
A: We believe it is generally best to stay fully invested. And, if it suits your investment objectives, add to your holding of the Fund during periods of general market weakness. As you know, short-term volatility in the stock market has historically turned into positive long-term returns.
Q: What are the factors you felt influenced the Fund's return over the past couple of years?
A: Both 1997 and 1998 have been trying periods for the Fund. In 1997 our lack of exposure to financial stocks and our overweighted holdings in healthcare services stocks caused us to underperform our benchmark. In 1998 we have had a much better year due to better industry weightings; specifically, lower exposure to healthcare services. However, we are still lagging our benchmark. For the six months ended November 30, 1998, the Fund returned -4.33% as compared to -1.55% for the Standard & Poor's 400 Mid-Cap Index. We note two reasons for our performance shortfall. The first reason is disappointing returns from our holdings in the financial sector. The second is our underexposure to internet stocks.
Q: Why should someone invest in Westcore MIDCO Growth Fund?
A: Westcore MIDCO Growth Fund is a great way to diversify your portfolio into an asset class that offers investors the potential of higher returns than large-cap stocks with less volatility than small-cap stocks. We are confident in our research-intensive stock selection process and believe that we have a portfolio made up of solid growth companies.
Q: Can you give us an example of what you consider when you make an investment decision?
A: One of our holdings is Forest Labs, a medium-sized pharmaceutical company. We purchased this stock when we recognized a disconnect between the company's long-term growth potential and its stock price. Forest Labs' stock was under pressure because investors were focused on a near-term earnings disappointment. What we focused on was somewhat different. Our research uncovered a company with a substantial existing product line and a strong drug development pipeline. The drug in development with the most potential was an anti-depressant/anxiety drug named Celexa. Celexa was to be a direct competitor with Prozac. Research WESTCORE MIDCO GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS

Period                                              6                                 Since
Ended                                               Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            (4.33)% 1.21%   12.28%  17.37%    14.46%
12/31/98                                            1.76%   10.40%  13.35%  18.08%    15.27%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 8/1/86. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

indicated that Celexa was within one year of FDA approval, and we had proof of its success in competing for market share (Celexa was available in Europe and had greater than 10% market share). The U.S. market for depression/anxiety drugs is $5-6 billion. Therefore, with only a small share of the domestic market, Forest Labs had the potential to double in size. Since our purchase of the stock, Celexa has been approved by the FDA and fully launched in the U.S. Recent prescription data indicate that Celexa has already accumulated 4% market share. Since the start of the fiscal year, Forest Labs has appreciated nearly 100%.
Q: How does Westcore MIDCO Growth Fund's performance compare against its peers?
A: We have underperformed the Morningstar Mid-Cap Growth Category Average which returned -3.03% during the last six months. However, we have outperformed it since the inception of the Fund. (see chart below)
Q: What is your outlook for the Fund?
A: We think the outlook for the Fund is very positive. Mid-cap stock valuations have never been more attractive relative to large caps. Further, the companies in our portfolio have earnings that are growing faster than those companies in our benchmark. And, finally, the economic outlook for the U.S. remains sound with a forecast of modest GDP growth and low inflation for 1999.
Westcore MIDCO Growth Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER CYCLICALS           22.46%
TECHNOLOGY                   22.40%
HEALTHCARE                   18.76%
CREDIT SENSITIVE             16.68%
SERVICES                      6.27%
CONSUMER STAPLES              4.70%
CAPITAL GOODS                 2.36%
BASIC MATERIALS               1.46%
ENERGY                        1.30%
OTHER                         3.59%

Westcore MIDCO Growth Fund
Top 10 Equity Holdings as of November 30, 1998:
/ / MCI WorldCom Inc
/ / Lowe's Companies Inc
/ / Rite Aid Corp
/ / USA Networks Inc
/ / Sybron International Corp
/ / AES Corp
/ / Cardinal Health Inc
/ / Westwood One Inc
/ / Family Dollar Stores Inc
/ / Bed Bath & Beyond Inc
Comparison of Change in Value of $10,000
Investment in Westcore MIDCO Growth Fund, the S&P 400 Mid-Cap Index and Mid-Cap Growth Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS
                                                                               WESTCORE MIDCO GROWTH FUND
8/86                                                                                                $10,000.00
11/86                                                                                               $10,230.00
11/87                                                                                                $8,926.70
11/88                                                                                               $10,662.05
11/89                                                                                               $14,353.25
11/90                                                                                               $14,292.97
11/91                                                                                               $21,964.00
11/92                                                                                               $25,511.19
11/93                                                                                               $29,654.20
11/94                                                                                               $30,161.29
11/95                                                                                               $39,523.35
11/96                                                                                               $46,428.08
11/97                                                                                               $52,305.88
11/98                                                                                               $52,938.78
Please Note: Performance calculations are as of the end of November each year.
Past performnace is not indicative of future results. Fund inception date is 8/1/86.
Source: Morningstar
Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

                         $'S SHOWN IN THOUSANDS
                                                                            S&P 400 MID-CAP INDEX       MID-CAP GROWTH
8/86                                                                                     $10,000.00            $10,000.00
11/86                                                                                    $10,199.00            $10,158.00
11/87                                                                                     $9,110.77             $8,910.60
11/88                                                                                    $11,403.04            $10,908.65
11/89                                                                                    $15,525.23            $14,639.19
11/90                                                                                    $14,419.84            $13,233.83
11/91                                                                                    $20,479.05            $18,479.72
11/92                                                                                    $24,789.89            $22,155.34
11/93                                                                                    $27,896.07            $25,336.85
11/94                                                                                    $27,887.70            $25,379.92
11/95                                                                                    $36,934.47            $34,747.65
11/96                                                                                    $43,863.37            $40,585.25
11/97                                                                                    $56,903.67            $45,780.16
11/98                                                                                    $61,723.46            $48,298.07
Please Note: Performance calculations are as of the end of November each year.
Past performnace is not indicative of future results. Fund inception date is 8/1/86.
Source: Morningstar
Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

The S&P 400 Mid-Cap Index is a broad-based measurement of changes in stock market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings
(portfolio statistics and compositions over the past three years). As of November 30, 1998 the Mid-Cap Growth Category included
369 mutual funds.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Growth and Income Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM
TOTAL RETURN BY INVESTING
IN EQUITY SECURITIES
SELECTED FOR THEIR GROWTH
POTENTIAL AND INCOME-PRODUCING ABILITIES.
                        [MILFORD H. SCHULHOF, II PHOTO]
                      [MILFORD H. SCHULHOF, II SIGNATURE]
                            MILFORD H. SCHULHOF, II
                          PORTFOLIO MANAGER, WESTCORE
                             GROWTH AND INCOME FUND
Q: How did the Westcore Growth and Income Fund respond to the recent market fluctuations?
A: The last six months have been a very volatile period. From July to October, the Fund experienced a significant decline, but by maintaining a consistent approach, we have now turned that around and have participated strongly in the market recovery.
Q: What factors influenced the Fund's return in the last six months?
A: The first factor was the overall volatility of the stock market -- most of what decreased is now increasing. In looking at industry groups, we can see that our exposure to semiconductor stocks like Intel, Micron Technologies, Texas Instruments, and Linear Technology, has been positive, because these stocks are coming back strong. The reason the semiconductor industry is doing so well has to do with a better balance in the supply and demand. The pricing environment has been difficult, but this has finally bottomed out. Now, we are well positioned for the upswing.
In addition, our exposure to the pharmaceutical industry has been positive. These stocks continued to perform well even in the market downturn. However, while we are reducing our position, we continue to maintain exposure in energy stocks like Schlumberger and Anadarko Petroleum. These have not done well due to the difficult oil price environment.
Q: What kind of investor might the Fund be most appropriate for?
A: We consider this Fund to be a core holding for any investor looking for dividend income and who has a tolerance for a moderate amount of risk. The Fund is actually designed to have characteristics similar to the S&P 500 Index in terms of risk and dividend yield, and strives to outperform this index through good stock selection.
Q: Can you explain how some of your current holdings meet your investment strategy?
A: Many of our investors will recognize these examples from our portfolio. General Electric is one of our holdings -- it is a quality company with a 1.2% dividend yield. This yield is very close to that which you would find in the S&P 500 Index. We expect good earnings growth in this company which has about the same risk as the market. Another stock in our portfolio with a 1.3% dividend yield is Colgate Palmolive.
Pfizer would be an additional example. We believe this high quality pharmaceutical company has some exciting new products. Plus, existing products are experiencing strong growth.
Q: When looking at the Fund's performance against its index and peers, why didn't the Fund's return match theirs?
A: For the six months ended November 30, 1998, the Fund had a total return of -5.60%, lagging both the S&P 500 Index of 7.48% and the Morningstar Large Blend Category Average of 3.39%. When looking at the Fund's performance, it is important to note that we blend large- and mid-cap stocks for our holdings. While large caps provide safety and a good dividend yield, mid-caps provide growth attributes. Unfortunately this year's market was extremely selective with a few large companies fairing well, but mid-caps lagging behind. And, since our focus has always been to include mid-caps stocks with the Fund, this has created some lower returns.
WESTCORE GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            (5.60)% 1.70%   12.52%  12.63%    12.09%
12/31/98                                            (0.51)% 6.63%   13.40%  13.44%    12.77%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: Did sector weightings change in the Fund? Why and how did it affect the Fund?
A: We did make some changes in the Fund by reducing our energy exposure and increasing technology holdings. We felt that the energy sector was weakening when we watched oil prices drop and worldwide demand soften. However, we also believed that the near-term concerns with technology stocks were exaggerated and fully reflected in the stock prices, so we decided it was an opportunity to increase our holdings in this area.
Q: What were some of the major economic issues that impacted the Fund this past year?
A: With the economic deterioration of both Japan and Russia, there was some significant impact to many of our large consumer stocks that have products exported overseas. For example, Gillette had developed a new razor and expected attractive sales in Russia. However with Russia's faltering economy, Gillette's original sales estimate was lowered substantially.
Q: There has been a lot of speculation on whether we are headed for a recession in the U.S. Where do you think the economy is going for the new year?
A: We believe the economy will continue to grow and inflation will remain low. These two factors should combine to support a favorable investment environment in 1999.
Westcore Growth and Income Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT SENSITIVE             34.84%
CONSUMER CYCLICALS           16.79%
HEALTHCARE                   14.41%
SERVICES                      8.13%
CONSUMER STAPLES              8.08%
TECHNOLOGY                    5.89%
ENERGY                        2.90%
CAPITAL GOODS                 2.60%
BASIC MATERIALS               1.80%
OTHER                         4.56%

Westcore Growth and Income Fund
Top 10 Equity Holdings as of November 30, 1998:
/ / AES Corp
/ / Schering-Plough Corp
/ / MCI WorldCom Inc
/ / Omnicom Group Inc
/ / Wal-Mart Stores Inc
/ / Hartford Life Inc -- Class A
/ / Home Depot Inc
/ / Lowe's Companies Inc
/ / Mutual Risk Management Ltd
/ / Household International Inc
Comparison of Change in Value of $10,000
Investment in Westcore Growth and Income Fund, the S&P 500 Index and Large Blend Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS

                                                                                     WESTCORE GROWTH AND INCOME FUND
6/1/88                                                                                                       $10,000
11/30/88                                                                                                     $10,087
11/30/89                                                                                                     $12,469
11/30/90                                                                                                     $12,290
11/30/91                                                                                                     $14,817
11/30/92                                                                                                     $17,014
11/30/93                                                                                                     $18,374
11/30/94                                                                                                     $17,176
11/30/95                                                                                                     $20,920
11/30/96                                                                                                     $26,663
11/30/97                                                                                                     $32,596
11/30/98                                                                                                     $33,150
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

                         $'S SHOWN IN THOUSANDS
                                                                             S&P 500 INDEX      LARGE BLEND
6/1/88                                                                             $10,000          $10,000
11/30/88                                                                           $10,451          $10,264
11/30/89                                                                           $13,675          $13,052
11/30/90                                                                           $13,199          $12,453
11/30/91                                                                           $15,887          $15,243
11/30/92                                                                           $18,822          $17,899
11/30/93                                                                           $20,720          $19,633
11/30/94                                                                           $20,935          $19,572
11/30/95                                                                           $28,667          $25,769
11/30/96                                                                           $36,650          $31,938
11/30/97                                                                           $47,096          $39,558
11/30/98                                                                           $58,238          $46,346
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

The S&P 500 Index is a broad-based
measurement of changes in stock market
conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). As of November 30, 1998 the Large Blend Category included 859 mutual funds.

       [WESTCORE LOGO]
      Manager's Overview

Westcore Blue Chip Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM
TOTAL RETURN BY INVESTING
IN STOCKS OF LARGE,
WELL-ESTABLISHED
COMPANIES WHOSE STOCKS
APPEAR TO BE UNDERVALUED.[VARILYN K. SCHOCK, CFA PHOTO]
                       [VARILYN K. SCHOCK, CFA SIGNATURE]
                             VARILYN K. SCHOCK, CFA
                          PORTFOLIO MANAGER, WESTCORE
                                 BLUE CHIP FUND
Q: How did the Westcore Blue Chip Fund respond to the recent market fluctuations?
A: The Fund moderately lagged the S&P 500 Index in the recent market fluctuations. The third quarter was a difficult period for all investors due to global economic and financial uncertainty. The uncertainty caused investors to rapidly change their outlook, resulting in unusual market instability. In addition, pricey shares of growth-oriented companies continued to perform well. The disciplined investment approach and diversified portfolio held by the Fund allowed it to weather this market instability without undue risk.
Q: What factors influenced the Fund's return?
A: The impact of good stock selection and diversification in the Fund helped it perform defensively in a difficult market environment. Good stock selection resulted in the Fund holding some strong performers while the market generally weakened through the 3rd calendar quarter of 1998. During this period, we reduced our exposure to certain financials and capitalized on the market volatility by acquiring several solid technology companies at depressed prices. These actions worked to limit risk and position the Fund for participation in the market's rebound.
Q: What kind of investor might the Westcore Blue Chip Fund be most appropriate for?
A: We consider Westcore Blue Chip Fund to be a core holding for investors looking for attractive returns and who prefer to own stocks of well-known, large companies purchased at relatively inexpensive prices. The Fund typically holds shares of companies that are global leaders in their industries, and historical research suggests that these types of large, value stocks have the lowest level of risk of any equity asset class. In addition, many people enjoy finding quality goods at value prices when spending their own money. The Westcore Blue Chip Fund is a comfortable match for these investors.
Q: How does the Fund's performance compare to its index and peers?
A: For the six months ended November 30, 1998, the Fund had a total return of -3.61% lagging both the S&P 500 Index and the Morningstar Large Value Category Average which returned 7.48% and -0.81%, respectively.
Q: How do some of your current holdings in Westcore Blue Chip Fund meet your investment strategy?
A: Tellabs Inc. is a successful telecommunications equipment company. Recently, a merger deal that was expected to conclude failed to close. Investors were surprised and the price of the stock declined substantially, even though the company's profits were strong and continued to rise. Our research indicated that the future was still bright for Tellabs and we acquired the stock at a much-reduced price. The shares have subsequently recovered and continue to perform very well for the Fund.
Rite Aid, a popular drug store chain, has been a long-term holding for the Fund. We selected the stock originally because our quantitative research indicated that the stock was cheap. Our qualitative research suggested that the company's business was fundamentally sound. Rite Aid has produced stable growth resulting in consistent, good stock returns. Since our initial purchases in 1995, the stock price has increased more than four fold. This is the type of stock we will continue to hold until our analysis uncovers unfavorable conditions or better values elsewhere.
WESTCORE BLUE CHIP FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            (3.61)% 9.83%   19.32%  15.63%    14.97%
12/31/98                                            1.57%   17.88%  20.69%  16.94%    15.72%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: What were some of the major economic issues that impacted the Fund this past year?
A: As most everyone is well aware, during the past 6 months, investors' global optimism has shifted to a view that the world economy is weakening. In addition to financial stocks, this shift impacted cyclical and manufacturing stocks, and created a difficult investing environment. Initially, the overwhelming conclusion seemed to be that the domestic economy would also turn negative and result in reduced consumer spending. Many manufacturing, consumer products, and leisure-related stocks declined significantly. While these declines hurt some of the Fund's holdings, they also resulted in some excellent opportunities for the Fund to buy strong businesses whose stocks had suffered in sympathy with their weaker counterparts. Throughout this time, we have continued to utilize our investment approach to improve the quality of the Fund's holdings for the future.
Q: Can you explain what sector didn't do as well as you expected this past year and why?
A: Financials and cyclical stocks were hardest hit during the recent market adjustments. With low interest rates, we would normally expect to see strong performance from financials. However, financials were impacted negatively due to major concerns over international currency relationships, the overall instability of various countries' economies, and the dramatic shifts in interest rates for various types of loans. These international developments caused many financial stocks to decline. Asia's slow down and concerns that this would spread to other economies called into question the future outlook for manufacturing companies with exports going into foreign markets. It also brought concerns of a recession in the U.S. that could reduce spending on goods and services. These developments caused significant adjustments in the values of manufacturing and cyclical stocks.
Q: Have you implemented any changes in the Fund's investing strategies?
A: While maintaining a focus on owning large value companies, in June we broadened our stock selection universe to more closely reflect the stocks in the S&P 500 Index, including stocks that don't pay dividends. The impact on the Fund has been very favorable because it allowed us to buy more technology stocks at attractive prices during the market correction. Since July 30, 1998, we purchased shares in five technology companies that have produced strong performance, with increases averaging 23% for the Fund through the date of this writing.
Westcore Blue Chip Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                         26.31%
CREDIT SENSITIVE                         24.68%
CAPITAL GOODS                            23.94%
INTERMEDIATE GOODS & SERVICES            11.43%
CONSUMER CYCLICALS                        9.19%
OTHER                                     4.45%

Westcore Blue Chip Fund
Top 10 Equity Holdings as of November 30, 1998:
/ / Becton Dickinson & Co
/ / Rite Aid Corp
/ / Unisys Corp
/ / United Technologies Corp
/ / Dayton Hudson Corp
/ / Schering-Plough Corp
/ / ALLTEL Corp
/ / CVS Corp
/ / Bristol-Myers Squibb Co
/ / Tellabs Inc
Comparison of Change in Value of $10,000
Investment in Westcore Blue Chip Fund, the
S&P 500 Index and Large Value Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS

                                                                                 WESTCORE BLUE CHIP FUND     S&P 500 INDEX
6/88                                                                                             $10,000           $10,000
11/88                                                                                             $9,811           $10,451
11/89                                                                                            $11,996           $13,675
11/90                                                                                            $11,327           $13,199
11/91                                                                                            $14,228           $15,887
11/92                                                                                            $16,103           $18,822
11/93                                                                                            $17,884           $20,720
11/94                                                                                            $18,169           $20,935
11/95                                                                                            $25,008           $28,667
11/96                                                                                            $31,385           $36,650
11/97                                                                                            $39,410           $47,096
11/98                                                                                            $43,284           $58,238
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

                         $'S SHOWN IN THOUSANDS
                                                                                  LARGE VALUE CATEGORY AVERAGE
6/88                                                                                                   $10,000
11/88                                                                                                  $10,438
11/89                                                                                                  $12,936
11/90                                                                                                  $11,898
11/91                                                                                                  $14,433
11/92                                                                                                  $17,168
11/93                                                                                                  $19,508
11/94                                                                                                  $19,642
11/95                                                                                                  $25,826
11/96                                                                                                  $31,939
11/97                                                                                                  $39,419
11/98                                                                                                  $43,506
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

The S&P 500 Index is a broad-based
measurement of changes in stock market
conditions based on the average
performance of 500 widely held common
stocks. It is an unmanaged index.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment style as measured by their underlying portfolio holdings
(portfolio statistics and compositions
over the past three years). As of
November 30, 1998 the Large Value
Category included 510 mutual funds.

       [WESTCORE LOGO]
      Manager's Overview

Westcore Mid-Cap Opportunity Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM
CAPITAL APPRECIATION BY
INVESTING PRIMARILY IN
MEDIUM-SIZED COMPANIES
WHOSE STOCKS APPEAR
TO BE UNDERVALUED.       [CHRISTIANNA WOOD, CFA PHOTO]
                       [CHRISTIANNA WOOD, CFA SIGNATURE]
                             CHRISTIANNA WOOD, CFA
                          PORTFOLIO MANAGER, WESTCORE
                            MID-CAP OPPORTUNITY FUND
Q: How did Westcore Mid-Cap Opportunity Fund respond to the recent market fluctuations?
A: We consistently applied our value-based investment approach in which we look for the cheapest investment opportunities across a variety of market environments. The recent market activity provided some opportunities to add to technology holdings where the stocks were attractively priced relative to cash flow, book value and the outlook for improving earnings and business fundamentals. The Fund also benefited from a recovery in transportation stocks, as interest rate cuts by the Federal Reserve helped alleviate some of the uncertainty about the economy. Also, lower jet fuel prices and cost cutting improved the outlook for transportation stocks.
Q: What factors influenced the Fund's return?
A: Westcore Mid-Cap Opportunity Fund's October inception date proved timely. The Fund's return was most heavily influenced by the rising equity market driven by a rebound from the summer lows and the Federal Reserve's interest rate cuts.
Q: What kind of investor might the Fund be most appropriate for?
A: Westcore Mid-Cap Opportunity Fund will appeal to those long-term investors who want to invest in the mid-cap asset class with a value approach. We believe mid-caps offer better earnings growth over time than larger-cap stocks, but with less volatility than smaller-cap stocks. Our value style invests in companies with attractive prices that also have stable or improving businesses.
Q: Describe how some of your current holdings meet your investment strategy.
A: Kmart Corporation displays many of the characteristics we look for in an investment for Westcore Mid-Cap Opportunity Fund. This stock has an attractive valuation relative to book value and cash flow, and the business fundamentals are improving. Kmart is a turnaround story. The company, as well as other discount mass merchandisers, is benefiting from bargain hunting domestic consumers. An improved store format has helped sales for Kmart Corporation and as a result, earnings have turned back up.
Q: Would you please explain your research methods for picking stocks and how you incorporate a value approach?
A: We use a research process that combines quantitative analysis with the qualitative judgement of the investment management team. Our discipline focuses on finding opportunities in stocks that have attractive valuations based on a seven-factor model that includes cash flow, book value and year-over-year earnings growth. Then the portfolio management team looks for improving trends in sales, margins, products and other fundamental business characteristics, a favorable competitive outlook and a management team that can execute a reasonable business plan.
WESTCORE MID-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            NA      NA      NA      NA        9.0%
12/31/98                                            NA      NA      NA      NA        12.30%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 10/1/98. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: How do you define the mid-cap universe? What benchmark do you measure against?
A: The Mid-Cap universe includes companies with market capitalization (stock price times shares outstanding), that fall within the combined market cap range of the Russell Mid-Cap Index and the S&P Mid-Cap Index. This generally results in a universe of companies with market caps from just under $1 billion through companies just over $10 billion dollars. Our performance is benchmarked against the Russell Mid-Cap Index.
Q: How does your new fund fit in with the overall family?
A: We believe that the Fund completes Westcore's value fund line-up. With its inception we have closed the gap between our Westcore Small-Cap Opportunity and Westcore Blue Chip Funds--now providing value investors with the full spectrum of value stocks. The research processes and value approach of the two pre-existing Funds is applied to the mid-cap asset class, which offers investors exposure to companies that are larger and perhaps more established than small-cap stocks, and while more volatile, generally are expected to have higher long-term earnings growth than large-cap stocks.
Westcore Mid-Cap Opportunity Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SERVICES                    18.49%
TECHNOLOGY                  17.76%
FINANCIAL                   17.54%
UTILITIES                    9.50%
BASIC INDUSTRIES             7.96%
CONSUMER STAPLES             6.96%
ENERGY                       5.86%
CONSUMER CYCLICALS           5.22%
CAPITAL GOODS                3.23%
TRANSPORTATION               3.10%
OTHER                        4.38%

Westcore Mid-Cap Opportunity Fund
Top 10 Equity Holdings as of November 30, 1998:

/ / Conseco Inc

/ / Energy East Corp

/ / AnnTaylor Stores Corp

/ / UNOVA Inc

/ / Seagate Technology Inc

/ / Storage Technology Corp

/ / Allmerica Financial Corp

/ / Lone Star Industries Inc

/ / Hughes Supply Inc

/ / Lafarge Corp

Comparison of Change in Value of $10,000
Investment in Westcore Mid-Cap Opportunity Fund, the Russell Mid-Cap Index and Mid-Cap Value Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          $'S SHOWN IN THOUSANDS

                                                                                      WESTCORE MID-CAP OPPORTUNITY FUND
10/98                                                                                                           $10,000
11/98                                                                                                           $10,890
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 10/1/98
Fund Data Source: ALPS Mutual Fund Services, Inc.
Index Data Source: Russell
Category Data Source: Morningstar - Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

                          $'S SHOWN IN THOUSANDS
                                                                                  RUSSELL MID-CAP INDEX      MID-CAP VALUE
10/98                                                                                           $10,000            $10,000
11/98                                                                                           $11,188            $11,145
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 10/1/98
Fund Data Source: ALPS Mutual Fund Services, Inc.
Index Data Source: Russell
Category Data Source: Morningstar - Although data are gathered from reliable sources,
Morningstar cannot guarantee completeness and accuracy.

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000
Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). As of November 30, 1998 the Mid-Cap Value Category included 249 mutual funds.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Small-Cap Opportunity Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM
CAPITAL APPRECIATION
PRIMARILY THROUGH INVESTMENTS
IN COMPANIES WITH
RELATIVELY SMALL
CAPITALIZATIONS WHOSE
STOCKS APPEAR TO
BE UNDERVALUED.          [VARILYN K. SCHOCK, CFA PHOTO]
                       [VARILYN K. SCHOCK, CFA SIGNATURE]
                             VARILYN K. SCHOCK, CFA
                          PORTFOLIO MANAGER, WESTCORE
                           SMALL-CAP OPPORTUNITY FUND
Q: How did the Fund respond to the recent market fluctuations?
A: The Fund performed as we would expect from a solid, small-cap value fund. The Fund outperformed when the market declined during the third quarter and participated in the subsequent upside.
Q: What factors influenced the Fund's return?
A: For the six months ended November 30, 1998, the Fund's return of -15.31% lagged the Russell 2000 Index of -12.35% and the Morningstar Small Value Category of -15.09%. The last six months presented a challenging environment for owners of small-cap stocks. Investors favored larger stocks with growth-oriented characteristics. However, good stock selection and a diversified portfolio enabled the Fund to perform in line with its peers during this challenging period.
Q: What kind of investor might Westcore Small-Cap Opportunity Fund be most appropriate for?
A: We believe the Westcore Small-Cap Opportunity Fund is a strong core holding for investors seeking small stock exposure while limiting risk in his or her overall asset allocation plan, through the Fund's value approach to investing. The investor needs to understand the added risk involved with smaller stocks. However, history suggests that a long-term investment in Westcore Small-Cap Opportunity Fund may take advantage of the potential of this asset class to outperform both the large- and mid-cap sectors, and to dampen the risk associated with small stocks through its value approach.
Q: How do some of Westcore Small-Cap Opportunity Fund's current holdings meet its investment strategy?
A: Ben and Jerry's Homemade, the well-known maker of premium ice cream, has been an excellent holding for the Fund. Our research process suggested in October 1997 that the stock was undervalued. Our qualitative research indicated that new management was implementing changes to improve plant efficiencies as well as successfully lining up new distribution agreements. We have seen the company generate strong sales growth and good profit improvement, making this a successful holding for the Fund.
Personnel Group of America is a stock that we purchased during the recent market volatility. The company is a personnel staffing services provider that had focused on clerical help, but more recently had grown significantly in the area of providing information technology (IT) personnel. When the economy appeared to be slowing, some investors began selling this stock, along with the stocks of other staffing service providers. Investors reasoned that the corporations who purchased these services would want to reduce costs and discontinue their use of temporary employees. As a result the stock price of Personnel Group of America dropped and our valuation model suggested that it would be an attractive buy for the Fund. Our qualitative research suggested that because of the company's increased involvement in IT personnel and outsourcing, the demand for their "temporary" services would be more resilient than their peers, even if the economy did slow. Since our purchase, the profitability of Personnel Group has remained strong and the stock has increased nicely in value.
Q: When looking at the Fund's performance against its peers, how did it compare?
A: Westcore Small-Cap Opportunity Fund has significantly outperformed its peer group over the last 3- and 5-year periods, and performed in line with its peers over the last year.
Q: What are your research methods for picking stocks and how do you incorporate a value approach?
A: We focus on owning bargain priced stocks of companies with solid and improving business fundamentals. We utilize a computer model and analysis to WESTCORE SMALL-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            (15.31)% (6.86)% NA     NA        14.03%
12/31/98                                            (13.60)% (5.73)% 13.91% NA        14.43%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 12/28/93. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

identify companies with attractive stock prices and positive trends in their business. We then look at qualitative matters (management changes, industry developments, economic and stock market trends, etc.) to determine the near-term prospects for the stock. This disciplined process has enabled us to capitalize on some of the recent stock market developments to the benefit of our shareholders.
Q: What were some of the top performing stocks in the Fund recently?
A: Neomagic Corporation, the developer of a leading edge chip for graphics in notebook computers, has been a strong performer for the Fund. The company supplies approximately 40% of the market for its product, and its customer list includes 16 of the largest notebook PC makers. When the Asian economy weakened, technology stocks in general declined rather dramatically. At that time, the price of Neomagic's stock declined to a new historic low. The market's indiscriminate reaction to the Asian trouble allowed us to purchase this stock at a very inexpensive price. Earnings for the company haven't faltered and the stock has returned to a significantly higher price level since our purchase. Ames Department Stores is a discount department store chain in the northeast United States. The stock price was negatively impacted, along with retailers in general, by the broad-brush fear that the retailing sector would suffer due to growing economic uncertainties. Our valuation models indicated that that stock price of Ames was cheap, and our qualitative work found that Ames was progressing well in implementing changes to improve profitability by closing some of its poorer performing stores. We determined that Ames would be a good holding and the stock has performed very well since our purchase.

Q: What is the outlook for the Westcore Small-Cap Opportunity Fund?
A: We are very optimistic about the Fund and the opportunities available for the upcoming year. Since September 1998, three interest rate cuts have already been implemented, and such cuts have historically resulted in small stocks outperforming other asset classes. In addition, small value stocks remain very inexpensive relative to larger stocks. Over the last year, the Fund has attracted increased attention due to its strong performance history and our use of a consistent investment process. We have continued to see a steady inflow of new investments into the Fund.
Westcore Small-Cap Opportunity Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SERVICES                    24.25%
FINANCIALS                  17.42%
TECHNOLOGY                  13.29%
UTILITIES/REITs             12.83%
CONSUMER STAPLES             9.30%
CONSUMER CYCLICALS           7.16%
BASIC INDUSTRIES             6.15%
CAPITAL GOODS                3.32%
ENERGY                       1.42%
TRANSPORTATION               1.37%
OTHER                        3.49%

Westcore Small-Cap Opportunity Fund
Top 10 Equity Holdings as of November 30, 1998:
/ / Cordant Technologies Inc
/ / Bindley Western Industries Inc
/ / Zale Corp
/ / Sterling Software Inc
/ / ShopKo Stores Inc
/ / Earthgrains Co
/ / Trigon Healthcare Inc
/ / Roberts Pharmaceutical Corp
/ / LandAmerica Financial Group Inc
/ / Varlen Corp
Comparison of Change in Value of $10,000
Investment in Westcore Small-Cap Opportunity Fund, the Russell 2000 Index and Small Value Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS
                                                                             WESTCORE SMALL-CAP

                                                                                  OPPORTUNITY FUND     RUSSELL 2000 INDEX
12/93                                                                                   $10,000.00             $10,000.00
11/94                                                                                    $9,882.00              $9,562.00
11/95                                                                                   $12,748.77             $12,286.21
11/96                                                                                   $15,853.09             $14,320.81
11/97                                                                                   $20,496.46             $17,673.31
11/98                                                                                   $19,090.41             $16,496.04
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 12/28/93.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

                         $'S SHOWN IN THOUSANDS
                                                                               SMALL VALUE
12/93                                                                           $10,000.00
11/94                                                                            $9,941.00
11/95                                                                           $12,204.57
11/96                                                                           $14,793.15
11/97                                                                           $19,416.01
11/98                                                                           $17,687.99
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 12/28/93.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000
Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings
(portfolio statistics and composition over the past three years). As of November 30, 1998 the Small Value Category included 221 mutual funds.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Long-Term Bond Fund
FUND STRATEGY: SEEKS
TO MAXIMIZE LONG-TERM TOTAL RATE OF RETURN BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF AT LEAST 10 YEARS.
                         [JEROME R. POWERS, CFA PHOTO]
                       [JEROME R. POWERS, CFA SIGNATURE]
                             JEROME R. POWERS, CFA
                          PORTFOLIO MANAGER, WESTCORE
                              LONG-TERM BOND FUND
Q: How did Westcore Long-Term Bond Fund respond to the recent market fluctuations?
A: Recent market fluctuations reinforced our long-term strategy. The fluctuations in interest rates produced volatility in price, but our Fund maintained a long duration as a means to provide holders the benefit of declines in interest rates. The Fund continued to focus on investment-grade U.S.-based securities. This focus kept us out of the worst of the most recent market concerns involving emerging markets. Due to the increase in the spread between the yields of treasury securities and other fixed income securities we purchased more corporate securities. Underlying companies remained strong providing opportunities to enhance expected returns given these wider spreads.
Q: What factors influenced the Fund's return?
A: Three reductions in short-term interest rates by the Federal Reserve since this past September spurred a strong bond market that benefited the Fund. When interest rates fell, long-term securities appreciated in price significantly. While strong, performance results were dampened by the increased difference between corporate security yields and treasury security yields due to increased supply and reduced demand spurred primarily by economic concerns related to foreign market crisis conditions.
Q: What kind of investor might the Fund be most appropriate for?
A: This fund is appropriate for an investor who wants a portfolio generally less volatile or with more diversification than an all equity portfolio. Investors should have a reasonably long investment horizon given the long-term nature of the securities in the portfolio. From a market outlook perspective, investors will do best in the fund when inflation is declining and economic strength is moderate.
WESTCORE LONG-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   Incep.
11/30/98                                            6.33%   12.21%  8.38%   10.63%    10.67%
12/31/98                                            4.35%   10.21%  8.27%   10.56%    10.57%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: When looking at the Fund's performance against its index and peers, how did it compare?
A: For the six months ended November 30, 1998, the Fund returned 6.33% which lagged the Lehman Brothers Long-Term Government/Corporate Bond Index return of 7.76%. However, the Fund outperformed the Morningstar Long-Term Bond Category Average of 3.13%. This Fund maintains a long-term structure, which is generally longer than its peers. When interest rates decline, longer securities increase in price more than shorter securities. Also, our emphasis on domestic investment grade issues kept us away from some areas that caused significant problems in the portfolios of some of our peers.
Q: Where do you see the bond market headed?
A: We believe that the widening of spreads to levels generally associated with severe economic turmoil provides opportunities for outperformance. Our weighting in corporate and asset-backed securities was increased to take advantage of this market opportunity. Our focus on solid fundamental analysis puts us in a good position to provide value in this turbulent environment.
Westcore Long-Term Bond Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT TREASURIES                                                                          50.35%
FINANCIAL                                                                                           18.81%
INDUSTRIAL                                                                                          15.09%
TRANSPORTATION                                                                                       5.03%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS & MORTGAGE BACKED SECURITIES                       3.24%
UTILITIES                                                                                            1.67%
OTHER                                                                                                5.81%

Westcore Long-Term Bond Fund
Top 10 Fixed-Income Holdings as of
November 30, 1998:
/ / US Treasury Strips*
/ / US Treasury Bonds*
/ / Lincoln National Insurance Corp,
    9.125%, 10/01/24
/ / Kmart Corp, 7.95%, 02/01/23
/ / Lubrizol Corp, 7.25%, 06/15/25
/ / Borden Inc, 7.875%, 02/15/23
/ / AMR Corp, 10.00%, 04/15/21
/ / FHLMC GP#000336, 6.00%, 10/01/24
/ / Property Trust of America, 6.875%,
    02/15/08
/ / Jet Equipment Trust Series 95-B,
    7.83%, 02/15/15
*Please Note: "U.S. Treasury Strips" is
a grouping of all U.S. Treasury Strip
issues and "U.S. Treasury Bonds" is a
grouping of all U.S. Treasury Bond
issues held in the portfolio as of
November 30, 1998.
Comparison of Change in Value of $10,000 Investment in
Westcore Long-Term Bond Fund, the Lehman Brothers Long-Term
Government/Corporate Bond Index and Long-Term Bond Category Average EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS
                                                                             WESTCORE LONG-TERM
                                                                                 BOND FUND
                               01-JUN-88                                          $10,000
30-Nov-88                                                                                  $10,581
30-Nov-89                                                                                  $12,256
30-Nov-90                                                                                  $12,669
30-Nov-91                                                                                  $14,773
30-Nov-92                                                                                  $16,426
30-Nov-93                                                                                  $19,396
30-Nov-94                                                                                  $17,880
30-Nov-95                                                                                  $22,348
30-Nov-96                                                                                  $23,501
30-Nov-97                                                                                  $25,853
30-Nov-98                                                                                  $29,010
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

                         $'S SHOWN IN THOUSANDS
                                                                                  LEHMAN BROTHERS LONG-TERM             LONG-TERM
                                                                               GOVERNMENT/CORPORATE BOND INDEX            BOND
                               01-JUN-88                                                   $10,000                       $10,000
30-Nov-88                                                                                                    $10,721        $10,426
30-Nov-89                                                                                                    $12,413        $11,803
30-Nov-90                                                                                                    $13,019        $12,412
30-Nov-91                                                                                                    $15,337        $14,314
30-Nov-92                                                                                                    $17,104        $15,755
30-Nov-93                                                                                                    $19,765        $18,103
30-Nov-94                                                                                                    $18,467        $16,957
30-Nov-95                                                                                                    $23,420        $20,498
30-Nov-96                                                                                                    $25,005        $21,824
30-Nov-97                                                                                                    $27,355        $23,602
30-Nov-98                                                                                                    $30,307        $25,349
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

The Lehman Brothers Long-Term
Government/Corporate Bond Index is an
unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard &
Poor's Corporation or Fitch Investor's
Service, in order. Long-term indices include bonds with maturities of ten years or longer.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings
(portfolio statistics and compositions over the past three years). As of November 30, 1998 the Long-Term Bond Category included 87 mutual funds.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Intermediate-
Term Bond Fund
FUND STRATEGY: SEEKS CURRENT INCOME WITH LESS VOLATILITY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF BETWEEN 3 AND
6 YEARS.                 [JEROME R. POWERS, CFA PHOTO]
                       [JEROME R. POWERS, CFA SIGNATURE]
                             JEROME R. POWERS, CFA
                          PORTFOLIO MANAGER, WESTCORE
                          INTERMEDIATE-TERM BOND FUND
Q: How did Westcore Intermediate-Term Bond Fund respond to the recent market fluctuations?
A: Recent market fluctuations have reinforced our management style for the Fund. The intermediate maturity of the Fund's securities provides very little price volatility in comparison with many other bond fund types. Our focus on investment-grade U.S.-based securities also dampened the volatility experienced in the emerging market and high-yield categories of fixed income. There was an increase in the spread between the yields on treasury securities and other fixed-income securities as the market moved, creating opportunities in asset-backed and corporate securities. We increased our holdings in these areas to structure the portfolio in keeping with the higher yields available.
Q: What factors influenced the Fund's return?
A: The Federal Reserve reduced short-term interest rates three times since September of 1998. This lowered all rates and contributed to solid performance by the Fund. Intermediate-term securities do not move in price as much as long-term securities and our heavy weighting in corporate bonds diminished performance as spreads widened. Increased supply and reduced demand spurred by concerns over the crisis conditions existing in many foreign markets contributed to this general widening of spreads.
Q: What kind of investor might the Fund be most appropriate for?
A: This fund may be ideal for investors who want a more stable component in their diversification mix. This stability is appropriate for more conservative investors and those with a short investment time horizon. Return of principal is a higher reward for investors in this fund than the return on their principal.
Q: When looking at the Fund's performance against its index and peers, how did it compare?
A: For the six months ended November 30, 1998, the Fund's total return was 3.42% versus both the Lehman Brothers Intermediate Government/Corporate Index and the Morningstar Intermediate-Term Bond Category average returns of 5.04% and 3.99%, respectively. In comparison to the index and our peers, the Fund is more conservatively structured and did lag both over the last few months, primarily due to the shorter duration in a declining interest rate environment. Returns were very consistent with the style, but lagged somewhat due to our heavy emphasis on corporate bonds.
WESTCORE INTERMEDIATE-
TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            3.42%   7.09%   5.87%   7.81%     7.78%
12/31/98                                            3.13%   6.47%   5.86%   7.83%     7.76%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: Why did corporate bonds suffer over the last 6 months?
A: The bond market can best be characterized as a market where the best returns were in the longest-term high-quality issues. Corporate bonds suffered due to a tremendous supply pressure made worse by a fear of an economic slowdown. The economic slowdown fears were driven by the foreign crisis environment and reduced stock prices in the third quarter. Spreads between government and corporate securities were driven wider to try and bring demand back in line with supply. The fear environment was one that treated government securities very well. This in turn caused mortgage-backed securities to experience a very difficult period as refinancing activity accompanied the lower interest rates.
Q: So what was the direct impact on the Westcore Intermediate-Term Bond Fund?
A: The shorter securities did not fare as well as longer securities, but still showed solid results. The performance was dampened by the underperformance of corporate securities, but none of the major market problems associated with emerging markets and high yield were experienced in our Fund.
Westcore Intermediate-Term Bond Fund
Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INDUSTRIAL                                                                                      23.43%
FINANCIAL                                                                                       22.58%
U.S. GOVERNMENT TREASURIES                                                                      20.74%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS & MORTGAGE BACKED SECURITIES                  18.20%
TRANSPORTATION                                                                                   7.91%
UTILITIES                                                                                        2.08%
OTHER                                                                                            5.06%

Westcore Intermediate-Term Bond Fund
Top 10 Fixed-Income Holdings as of November 30, 1998:
/ / U.S. Treasury Notes*
/ / FHLMC GP#000336, 6.000%, 10/01/24
/ / Walt Disney Co, 6.375%, 03/30/01
/ / Rockwell International Corp, 6.625%, 06/01/05
/ / Aetna Services Inc, 7.125%, 08/15/06
/ / FNMA Pool #362443, 6.50%, 12/01/08
/ / Time Warner Entertainment Co, 9.625%, 05/01/02
/ / Cox Communications Inc, 6.375%, 06/15/00
/ / Jet Equipment Trust Series 95-B, 7.83%, 02/15/15
/ / CSR America Inc, 6.875%, 07/21/05
*Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of November 30, 1998.
Comparison of Change in Value of $10,000 Investment in
Westcore Intermediate-Term Bond Fund, the Lehman
Brothers Intermediate Government/Corporate
Bond Index and Intermediate-Term Bond Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      $'S SHOWN IN THOUSANDS
                                                                       WESTCORE INTERMEDIATE-
                                                                           TERM BOND FUND
01-Jun-88                                                                                $10,000
30-Nov-88                                                                                $10,352
30-Nov-89                                                                                $11,530
30-Nov-90                                                                                $11,599
30-Nov-91                                                                                $13,742
30-Nov-92                                                                                $14,954
30-Nov-93                                                                                $16,533
30-Nov-94                                                                                $16,008
30-Nov-95                                                                                $18,256
30-Nov-96                                                                                $19,251
30-Nov-97                                                                                $20,539
30-Nov-98                                                                                $21,995
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund
inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

                      $'S SHOWN IN THOUSANDS
                                                                           LEHMAN BROTHERS INTERMEDIATE          INTERMEDIATE-TERM
                                                                         GOVERNMENT/CORPORATE BOND INDEX               BOND
01-Jun-88                                                                                             $10,000                $10,000
30-Nov-88                                                                                             $10,407                $10,423
30-Nov-89                                                                                             $11,743                $11,616
30-Nov-90                                                                                             $12,502                $12,222
30-Nov-91                                                                                             $14,408                $14,008
30-Nov-92                                                                                             $15,734                $15,276
30-Nov-93                                                                                             $17,646                $17,041
30-Nov-94                                                                                             $17,203                $16,379
30-Nov-95                                                                                             $20,315                $19,076
30-Nov-96                                                                                             $21,603                $20,128
30-Nov-97                                                                                             $23,009                $21,491
30-Nov-98                                                                                             $24,957                $23,189
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund
inception date is 6/1/88.
Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.

The Lehman Brothers Intermediate
Government/Corporate Bond Index is an
unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investor Services, Standard &
Poor's Corporation or Fitch Investor's
Service, in order. Intermediate-term indices include bonds with maturities of up to ten years.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar
Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings
(portfolio statistics and compositions over the past three years). As of November 30, 1998 the Intermediate-Term Bond Category included 529 mutual funds.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Colorado Tax-Exempt Fund
FUND STRATEGY: SEEKS
TO PROVIDE INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.
                            [ROBERT O. LINDIG PHOTO]
                          [ROBERT O. LINDIG SIGNATURE]
                                ROBERT O. LINDIG
                          PORTFOLIO MANAGER, WESTCORE
                            COLORADO TAX-EXEMPT FUND
Q: How did the Westcore Colorado Tax-Exempt Fund respond to the recent market fluctuations?
A: The past six months have been positive for the Fund. When market prices decline and yields rise, people want to place their investment dollars into safer investment vehicles. During these periods our Fund, consisting predominantly of higher quality, insured municipal bonds, becomes increasingly attractive to investors. Our net asset value stabilizes, resisting price erosion.
Q: What factors influenced the Fund's return?
A: Much of what positively impacted the Fund has to do with the volatility in the market. The Asian and Russian crises caused some investor fear and uncertainty, initiating a "flight to quality." Plus, the yield spread differential between U.S. Treasuries and tax-free bonds remains attractive, as is evident in the municipal yield being 90%-95% of Treasury bond yields.
Q: What kind of investor might the Fund be the most appropriate for?
A: This Fund would be best suited for the conservative investor who is looking for a double tax-exempt fund with no loads or 12b-1 fees consisting predominantly of higher quality, insured municipal bonds. We work to make sure that the Fund is highly diversified geographically within Colorado. Ultimately, this Fund is for people who want a return of their money as well as on their money.
Q: When looking at the Fund's performance against its peers, how did it compare?
A: We outperformed our peer group. From June through November of 1998, Westcore Colorado Tax-Exempt Fund's total return was 3.73% and the Municipal Single State Intermediate Category's total return was 3.15% as of 11/30/98 according to Morningstar. We work to control bond maturity risk and volatility by holding intermediate maturity bonds. In addition, the Fund tends to perform extremely well in a market downturn.
Q: Did any sector weightings change in the Fund? Why and how does it affect the Fund?
A: There has been an increase in educational districts in the Fund's portfolio. Currently 48% of the holdings are Colorado School bonds. Education is not only a major priority of the Federal government, but of the State government as well. Since a 1994 Colorado statute, the Colorado Intercept Program, was passed, the State's treasurer and Department of Education have worked together to ensure that the payment of principal and the interest on school district bonds is met when due. The State treasurer will actually make payment for the district if they are unable to pay on time. Then the treasurer will withhold funds from the district's future state assistance until the loan is repaid through the treasurer's withholding funds. With the added support of the state behind each bond, Moody's Investors Service and Standard & Poor's Ratings Group have assigned their ratings of Aa3/AA- for all school districts that participate in this state sponsored program. This program definitely gives us an incentive to own these bonds.
WESTCORE COLORADO TAX-EXEMPT FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                    6                                 Since
Period Ended                                        Month   1 Year  5 Year  10 Year   incep.
11/30/98                                            3.73%   6.85%   5.59%   NA        6.71%
12/31/98                                            3.72%   5.59%   5.27%   NA        6.67%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/91. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                         Semi-Annual Report November 30, 1998

Q: Would you explain your research methods for picking bonds?
A: It is fair to say that we won't buy anything with high debt ratios. One of the critical parts of our research process involves employing credit quality guidelines to get a accurate read of a bond. Just because a bond is insured doesn't mean we will buy it. We look beyond insurance to the ultimate credit. Then, besides gathering the numerical data and information on the bond, we also like to visit the districts to make sure we have a complete assessment and understanding of each holding.
Westcore Colorado Tax-Exempt Fund
Top 10 Municipal Bond Holdings as of November 30, 1998:
/ / Arapahoe County School District 6, 5.00%, 12/01/07
/ / Poudre Valley Hospital District, Larimer County, 5.375%, 11/15/07, Optional
    11/15/03 @ 100.00
/ / Boulder & Gilpin Counties, Boulder Valley School District Re-2, 5.00%,
    12/01/11, Optional 12/01/07 @ 100.00, FGIC
/ / Goldsmith Metropolitan District, Arapahoe & Denver Counties, 6.50%,
    12/01/03, Prerefunded 12/01/99 @ 101.00, MBIA
/ / Weld County, Certificate of Participation Correctional Facilities Lease
    Purchase Agreement, 5.35%, 08/01/10, Optional anytime @ 100.00, MBIA
/ / Boulder County Open Space Sales & Use Tax, 5.75%, 12/15/04, FGIC
/ / Jefferson County School District R-1, 5.90%, 12/15/04, Prerefunded 12/15/02
    @ 101.00, AMBAC
/ / Platte River Power Authority, 5.75%, 06/01/04, MBIA
/ / El Paso County School District 11, 5.50%, 12/01/14, Optional 12/01/07 @
    103.00
/ / Little Thompson Water District, Larimer, Weld & Boulder Counties, 5.50%,
    12/01/11, Optional 12/01/05 @ 101.00, MBIA
                      Westcore Colorado Tax-Exempt Fund
                      Sector Profile as a Percent of Net Assets for November 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GENERAL OBLIGATION BONDS               61.05%
REVENUE BONDS                          27.43%
CERTIFICATES OF PARTICIPATION           5.39%
OTHER                                   6.13%

Comparison of Change in Value of $10,000 Investment in Westcore Colorado Tax-Exempt Fund, the Lehman Brothers 10-Year Municipal Bond Index and Muni Single State Intermediate Category Average
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         $'S SHOWN IN THOUSANDS
                                                                             WESTCORE COLORADO        LEHMAN BROTHERS 10-YR.
                                                                              TAX-EXEMPT FUND          MUNICIPAL BOND INDEX
01-Jun-91                                                                               $10,000.00                   $10,000.00
30-Nov-91                                                                               $10,405.00                   $11,002.80
30-Nov-92                                                                               $11,384.11                   $12,098.79
30-Nov-93                                                                               $12,407.54                   $13,514.95
30-Nov-94                                                                               $12,006.78                   $12,911.78
30-Nov-95                                                                               $13,712.94                   $15,307.04
30-Nov-96                                                                               $14,426.01                   $16,173.12
30-Nov-97                                                                               $15,241.08                   $17,314.13
30-Nov-98                                                                               $16,285.10                   $18,717.96
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/91.
Fund and Category Data Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.
Index Data Source: Lehman Brothers

                         $'S SHOWN IN THOUSANDS
                                                                             MUNI SINGLE STATE INTERMEDIATE
01-Jun-91                                                                                            $10,000.00
30-Nov-91                                                                                            $10,424.00
30-Nov-92                                                                                            $11,367.37
30-Nov-93                                                                                            $12,543.90
30-Nov-94                                                                                            $11,935.52
30-Nov-95                                                                                            $13,785.52
30-Nov-96                                                                                            $14,425.17
30-Nov-97                                                                                            $15,240.19
30-Nov-98                                                                                            $16,204.90
Please Note: Performance calculations are as of the end of November each year.
Past performance is not indicative of future results. Fund inception date is 6/1/91.
Fund and Category Data Source: Morningstar
Although data are gathered from
reliable sources, Morningstar cannot
guarantee completeness and accuracy.
Index Data Source: Lehman Brothers

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa,
Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.
Morningstar Category averages reflect the performance of mutual funds with the same
Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). As of November 30, 1998 the Muni Single
State Intermediate Category included 259 mutual funds.

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
November 30, 1998

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
        COMMON STOCKS 96.41%
--------------------------------------------------------------------
          BASIC MATERIALS 1.46%
--------------------------------------------------------------------
             CHEMICALS .60%
--------------------------------------------------------------------
     21,600  Avery Dennison Corp                       $   1,035,450
     58,000  Ecolab Inc                                    1,794,375
                                                       -------------
                                                           2,829,825
                                                       -------------
             DISTRIBUTION .59%
--------------------------------------------------------------------
     66,100  Fastenal Company                              2,726,625
                                                       -------------

             MULTI-INDUSTRY .00%
--------------------------------------------------------------------
         64  Tyco International Ltd                            4,212
                                                       -------------

             PAPER & PACKAGING .27%
--------------------------------------------------------------------
     28,000  Sealed Air Corp**                             1,235,500
                                                       -------------
TOTAL BASIC MATERIALS
  (Cost $5,601,078)                                        6,796,162
                                                       -------------

          CAPITAL GOODS 2.36%
--------------------------------------------------------------------
             AEROSPACE & DEFENSE .88%
--------------------------------------------------------------------
     79,800  Gulfstream Aerospace Corp**                   4,099,725
                                                       -------------
             OTHER CAPITAL GOODS 1.48%
--------------------------------------------------------------------
     93,000  Corning Inc                                   3,731,625
     64,500  MSC Industrial Direct Co Inc - Class A**      1,535,906
     77,200  Rental Service Corp**                         1,635,675
                                                       -------------
                                                           6,903,206
                                                       -------------
TOTAL CAPITAL GOODS
  (Cost $9,284,558)                                       11,002,931
                                                       -------------
          CONSUMER CYCLICALS 22.46%
--------------------------------------------------------------------
             AUTOMOTIVE 1.19%
--------------------------------------------------------------------
     62,400  Federal-Mogul Corp                            3,541,200
    109,100  Gentex Corp **                                2,004,712
                                                       -------------
                                                           5,545,912
                                                       -------------

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------

             BUILDING RELATED 1.29%
--------------------------------------------------------------------
     89,100  Furniture Brands International Inc**      $   2,266,481
    132,100  Interface Inc - Class A                       1,651,250
     92,900  Leggett & Platt Inc                           2,107,669
                                                       -------------
                                                           6,025,400
                                                       -------------

             CONSUMER PRODUCTS 1.17%
--------------------------------------------------------------------
    123,000  Newell Co                                     5,442,750
                                                       -------------

             HOTELS - RESTAURANTS - LEISURE .38%
--------------------------------------------------------------------
     82,300  Hilton Hotels Corp                            1,790,025
                                                       -------------

             MEDIA - PUBLISHING - CABLE 6.90%
--------------------------------------------------------------------
     62,600  Adelphia Communications - Class A**           2,187,087
    246,300  Century Communications - Class A**            6,018,956
     92,900  Comcast Corp - Special Class A                4,517,263
     18,000  Tribune Company                               1,154,250
    286,220  USA Networks Inc**                            9,033,819
     21,900  Viacom Inc - Class B**                        1,457,719
    293,200  Westwood One Inc**                            7,769,800
                                                       -------------
                                                          32,138,894
                                                       -------------

             OTHER CONSUMER CYCLICALS .55%
--------------------------------------------------------------------
     84,900  WestPoint Stevens Inc**                       2,547,000
                                                       -------------

             RETAIL 10.98%
--------------------------------------------------------------------
     59,242  Abercrombie & Fitch Co - Class A**            3,317,552
    233,400  Bed Bath & Beyond Inc**                       7,279,163
    138,556  Consolidated Stores Corp**                    2,978,954
    122,463  Dollar General Corp                           2,916,150
    365,400  Family Dollar Stores Inc                      7,330,838
    118,700  Kohl's Corp**                                 5,838,556
    271,300  Lowe's Companies Inc                         11,462,425
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
    171,500  PETsMART Inc**                            $   1,468,469
     79,100  Saks Inc**                                    2,175,250
    133,000  TJX Companies Inc                             3,408,125
    105,200  Zale Corp**                                   3,011,350
                                                       -------------
                                                          51,186,832
                                                       -------------
TOTAL CONSUMER CYCLICALS
  (Cost $69,794,908)                                     104,676,813
                                                       -------------

          CONSUMER STAPLES 4.70%
--------------------------------------------------------------------
             FOOD, BEVERAGES & TOBACCO .48%
--------------------------------------------------------------------
     33,200  Hershey Foods Corp                            2,232,700
                                                       -------------

             HOUSEHOLD PRODUCTS .51%
--------------------------------------------------------------------
     31,800  Estee Lauder Companies - Class A              2,386,988
                                                       -------------

             RETAIL FOOD & DRUG 3.71%
--------------------------------------------------------------------
     60,700  Fred Meyer Inc**                              3,088,113
    195,100  Rite Aid Corp                                 9,047,763
     75,400  US Foodservice**                              3,463,687
     35,900  Whole Foods Market Inc**                      1,669,350
                                                       -------------
                                                          17,268,913
                                                       -------------
TOTAL CONSUMER STAPLES
  (Cost $17,646,782)                                      21,888,601
                                                       -------------

          CREDIT SENSITIVE 16.68%
--------------------------------------------------------------------
             BANKS 2.41%
--------------------------------------------------------------------
     31,300  AmSouth Bancorporation                        1,322,425
     77,400  Firstar Corp                                  5,669,550
     18,400  Northern Trust Corp                           1,485,800
     54,800  Zions Bancorporation                          2,767,400
                                                       -------------
                                                          11,245,175
                                                       -------------

             FINANCIAL SERVICES 2.42%
--------------------------------------------------------------------
     45,400  Capital One Financial Corp                    4,994,000
    112,100  CIT Group Inc - Class A                       3,145,806

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
November 30, 1998 (continued)

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     34,100  Providian Financial Corp                  $   3,130,806
                                                       -------------
                                                          11,270,612
                                                       -------------
             INSURANCE 4.25%
--------------------------------------------------------------------
     65,700  Ambac Financial Group Inc                     4,007,700
     89,723  Conseco Inc                                   2,972,074
     61,000  Hartford Life Inc - Class A                   3,343,563
    155,166  Mutual Risk Management Ltd                    5,692,653
     70,100  UNUM Corp                                     3,776,637
                                                       -------------
                                                          19,792,627
                                                       -------------

             UTILITIES - ELECTRIC 1.72%
--------------------------------------------------------------------
    174,894  AES Corp**                                    8,001,401
                                                       -------------

             UTILITIES - GAS .95%
--------------------------------------------------------------------
     84,000  Enron Corp                                    4,415,250
                                                       -------------

             UTILITIES - TELEPHONE 4.93%
--------------------------------------------------------------------
    389,690  MCI WorldCom Inc**                           22,991,710
                                                       -------------
TOTAL CREDIT SENSITIVE
  (Cost $45,008,915)                                      77,716,775
                                                       -------------
          ENERGY 1.30%
--------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES .48%
--------------------------------------------------------------------
    241,904  R&B Falcon Corp**                             2,222,493
                                                       -------------
             ENERGY PRODUCERS 0.82%
--------------------------------------------------------------------
     74,000  Anadarko Petroleum Corp                       2,085,875
     87,900  Ocean Energy Inc**                              714,188
     25,900  Vastar Resources Inc                          1,050,568
                                                       -------------
                                                           3,850,631
                                                       -------------
TOTAL ENERGY
  (Cost $9,249,031)                                        6,073,124
                                                       -------------
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------

          HEALTHCARE 18.78%
--------------------------------------------------------------------
             BIOTECHNOLOGY 1.49%
--------------------------------------------------------------------
     46,200  Biogen Inc**                              $   3,505,425
     42,000  MedImmune Inc**                               2,808,750
     67,000  North American Vaccine Inc**                    644,875
                                                       -------------
                                                           6,959,050
                                                       -------------

             DRUGS & HEALTHCARE PRODUCTS 9.68%
--------------------------------------------------------------------
     67,100  ALZA Corp**                                   3,505,975
    124,300  Becton Dickinson & Co                         5,282,750
    152,800  Forest Laboratories Inc - Class A**           7,124,300
     56,400  Guidant Corp                                  4,839,825
     41,200  Lincare Holdings Inc**                        1,421,400
    163,300  Mylan Laboratories Inc                        5,419,519
     34,900  Perkin-Elmer Corp                             3,254,425
    330,200  Sybron International Corp**                   8,213,725
    111,664  Watson Pharmaceuticals Inc**                  6,015,898
                                                       -------------
                                                          45,077,817
                                                       -------------

             HEALTHCARE SERVICES 7.61%
--------------------------------------------------------------------
     55,700  Access Health Inc**                           1,998,238
    114,300  Cardinal Health Inc                           7,843,837
    284,700  HBO & Company                                 7,099,706
    107,562  Health Management Associates Inc - Class
             A**                                           2,332,751
     48,900  Humana Inc**                                    968,831
     58,300  IMS Health Inc                                3,869,663
    133,200  Orthodontic Centers of America Inc**          2,547,450
     52,400  Pediatrix Medical Group Inc**                 2,813,225
    121,900  Total Renal Care Holdings Inc**               3,237,969
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     33,500  Wellpoint Health Networks Inc**           $   2,749,094
                                                       -------------
                                                          35,460,764
                                                       -------------
TOTAL HEALTHCARE
  (Cost $65,595,236)                                      87,497,631
                                                       -------------

          SERVICES 6.27%
--------------------------------------------------------------------
             BUSINESS SERVICES 5.52%
--------------------------------------------------------------------
    151,333  ACNielsen Corp**                              4,171,116
     94,030  Allied Waste Industries Inc**                 1,915,861
     55,650  Concord EFS Inc**                             1,770,366
     33,100  Convergys Corp**                                606,144
     64,300  Eastern Environmental Services Inc**          1,398,525
    160,100  Newpark Resources Inc**                       1,180,737
     48,500  Robert Half International Inc**               2,279,500
     49,900  ServiceMaster Company                         1,072,850
    178,500  Snyder Communications Inc**                   6,347,906
     96,190  Waste Management Inc                          4,124,146
     48,500  Wilmar Industries Inc**                         860,875
                                                       -------------
                                                          25,728,026
                                                       -------------

             CONSUMER SERVICES .75%
--------------------------------------------------------------------
     80,000  Apollo Group Inc - Class A**                  2,580,000
     98,600  Loewen Group Inc                                924,375
                                                       -------------
                                                           3,504,375
                                                       -------------
TOTAL SERVICES
  (Cost $25,635,664)                                      29,232,401
                                                       -------------

          TECHNOLOGY 22.40%
--------------------------------------------------------------------
             COMPUTER HARDWARE 1.19%
--------------------------------------------------------------------
     43,300  EMC Corp**                                    3,139,250
     82,100  Seagate Technology Inc**                      2,421,950
                                                       -------------
                                                           5,561,200
                                                       -------------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE MIDCO GROWTH FUND
November 30, 1998 (continued)

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
             COMPUTER SERVICES & SOFTWARE 7.78%
--------------------------------------------------------------------
     33,200  America Online Inc                        $   2,907,075
     29,500  Aspect Development Inc**                        986,406
     97,000  BMC Software Inc**                            4,953,063
      9,300  Computer Sciences Corp**                        531,262
     61,700  Compuware Corp**                              3,840,825
     30,200  Documentum Inc**                              1,270,287
    119,700  Fiserv Inc**                                  5,289,244
     63,700  Gemstar International Group Ltd**             3,869,775
    103,775  Hyperion Solutions Corp**                     3,359,716
     58,100  Intuit Inc**                                  3,362,537
     93,100  J D Edwards & Co**                            3,235,225
     16,100  Manugistics Group Inc**                         140,875
     52,800  Synopsys Inc**                                2,501,400
                                                       -------------
                                                          36,247,690
                                                       -------------
             ELECTRONICS 5.83%
--------------------------------------------------------------------
     69,800  Altera Corp**                                 3,424,562
     72,100  Applied Materials Inc**                       2,793,875
     37,100  Linear Technology Corp                        2,599,319
     48,200  Maxim Integrated Products Inc**               1,891,850
    156,400  Micron Technology Inc**                       6,461,275
     87,900  Read-Rite Corp**                              1,181,156
     74,700  Solectron Corp**                              4,944,206
     75,300  Xilinx Inc**                                  3,821,475
                                                       -------------
                                                          27,117,718
                                                       -------------

             NETWORKING 3.34%
--------------------------------------------------------------------
     81,100  Ascend Communications Inc**                   4,556,806
    261,400  Novell Inc**                                  4,329,438
    172,800  3Com Corp**                                   6,685,200
                                                       -------------
                                                          15,571,444
                                                       -------------

             TELECOMMUNICATIONS 4.26%
--------------------------------------------------------------------
    105,200  ADC Telecommunications**                      3,142,850
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     25,800  Concentric Network Corp**                 $     732,075
     45,400  MindSpring Enterprises Inc**                  2,931,138
     42,900  Newbridge Networks Corp**                     1,254,825
    135,900  Pacific Gateway Exchange Inc**                6,081,525
     48,000  Tellabs Inc**                                 2,595,000
     57,800  Uniphase Corp**                               3,132,036
                                                       -------------
                                                          19,869,449
                                                       -------------
TOTAL TECHNOLOGY
  (Cost $77,664,503)                                     104,367,501
                                                       -------------
TOTAL COMMON STOCKS
  (Cost $325,480,675)                                    449,251,939
                                                       -------------

        MUTUAL FUNDS 10.09%
--------------------------------------------------------------------
 24,066,767  Dreyfus Cash Management Fund                 24,066,767
 22,975,000  Fidelity Institutional Money Market Fund     22,975,000
                                                       -------------
TOTAL MUTUAL FUNDS
  (Cost $47,041,767)                                      47,041,767
                                                       -------------

        INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 6.25%
--------------------------------------------------------------------
          COMMERCIAL PAPER & TIME DEPOSITS 5.15%
--------------------------------------------------------------------
$ 5,000,000  American General, 5.3%, 12/01/98              5,000,000
  4,500,000  Associates Corp, 5.28%, 12/01/98              4,500,000
  5,000,000  Deutsche Bank Time Deposit, 5.375%,
             12/01/98                                      5,000,000
  4,500,000  Ford Motor Credit, 5.31%, 12/01/98            4,500,000
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
$ 5,000,000  Texaco, 5.25%, 12/01/98                   $   5,000,000
                                                       -------------
TOTAL COMMERCIAL PAPER & TIME DEPOSITS
  (Cost $24,000,000)
                                                          24,000,000
                                                       -------------

          REPURCHASE AGREEMENTS COLLATERALIZED BY U.S. GOVERNMENT
          OBLIGATIONS .53%
--------------------------------------------------------------------
  2,500,000  Repurchase agreement with Societe
             Generale, 5.15%, dated 11/30/98 and
             maturing 12/01/98, Collateralized by
             U.S. Treasury Bond, 5.25% due 11/15/28        2,500,357
                                                       -------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $2,500,357)                                        2,500,357
                                                       -------------

          MUTUAL FUNDS .57%
--------------------------------------------------------------------
    435,396  AIM Liquid Assets Fund                          435,396
     23,761  AIM Prime Portfolio Fund                         23,761
  2,116,481  Provident Temp Fund                           2,116,481
     58,779  Provident TempCash Fund                          58,779
                                                       -------------
TOTAL MUTUAL FUNDS
  (Cost $2,634,417)                                        2,634,417
                                                       -------------
TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $29,134,774)
                                                          29,134,774
                                                       -------------

TOTAL INVESTMENTS
  (Cost $401,657,216)                         112.75%  $  525,428,480
Liabilities in Excess of Other Assets         (12.75%)    (59,429,739)
                                            -------------------------
NET ASSETS                                    100.00%  $  465,998,741
                                            -------------------------
                                            -------------------------

See Notes to Statements of Investments.

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
November 30, 1998

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
     COMMON STOCKS 89.44%
-------------------------------------------------------------------
       BASIC MATERIALS 1.80%
-------------------------------------------------------------------
             CHEMICALS 0.82%
-------------------------------------------------------------------
     3,400   Ecolab Inc                                $    105,188
                                                       ------------

             TRANSPORTATION 0.98%
-------------------------------------------------------------------
     3,700   Burlington Northern Santa Fe Corp              125,800
                                                       ------------
TOTAL BASIC MATERIALS
  (Cost $202,437)                                           230,988
                                                       ------------
       CAPITAL GOODS 2.60%
-------------------------------------------------------------------
             ELECTRICAL EQUIPMENT 1.41%
-------------------------------------------------------------------
     2,000   General Electric Co                            181,000
                                                       ------------

             OTHER - CAPITAL GOODS 1.19%
-------------------------------------------------------------------
     3,800   Corning Inc                                    152,475
                                                       ------------
TOTAL CAPITAL GOODS
  (Cost $192,602)                                           333,475
                                                       ------------

       CONSUMER CYCLICALS 15.20%
-------------------------------------------------------------------
             BUILDING RELATED .57%
-------------------------------------------------------------------
     3,200   Leggett & Platt Inc                             72,600
                                                       ------------
             CONSUMER PRODUCTS 0.79%
-------------------------------------------------------------------
     2,300   Newell Co                                      101,775
                                                       ------------

             MEDIA - PUBLISHING - CABLE 2.66%
-------------------------------------------------------------------
     3,700   CBS Corp                                       110,306
     3,600   Tribune Co                                     230,850
                                                       ------------
                                                            341,156
                                                       ------------
             RETAIL 11.18%
-------------------------------------------------------------------
     5,235   Dollar General Corp                            124,658
    12,500   Family Dollar Stores Inc                       250,781
     7,000   Home Depot Inc                                 348,250
     7,600   Lowe's Companies Inc                           321,100

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
     5,200   Wal-Mart Stores Inc                       $    391,625
                                                       ------------
                                                          1,436,414
                                                       ------------
TOTAL CONSUMER CYCLICALS
  (Cost $966,651)                                         1,951,945
                                                       ------------

       CONSUMER STAPLES 8.08%
-------------------------------------------------------------------
             FOOD, BEVERAGES & TOBACCO 3.57%
-------------------------------------------------------------------
     3,600   Bestfoods                                      209,250
       600   Hershey Foods Corp                              40,350
     5,400   PepsiCo Inc                                    208,913
                                                       ------------
                                                            458,513
                                                       ------------

             HOUSEHOLD PRODUCTS 3.82%
-------------------------------------------------------------------
       500   Clorox Co                                       55,531
     1,400   Colgate-Palmolive Co                           119,875
     1,700   Estee Lauder Companies Inc - Class A           127,606
     4,100   Gillette Co                                    188,344
                                                       ------------
                                                            491,356
                                                       ------------

             RETAIL FOOD & DRUG 0.69%
-------------------------------------------------------------------
     1,900   Rite Aid Corp                                   88,113
                                                       ------------
TOTAL CONSUMER STAPLES
  (Cost $672,108)                                         1,037,982
                                                       ------------

       CREDIT SENSITIVE 34.84%
-------------------------------------------------------------------
             BANKS 4.89%
-------------------------------------------------------------------
     1,760   Bank One Corp                                   90,310
     3,100   Cullen/Frost Bankers Inc                       166,237
     1,300   Firstar Corp                                    95,225
     6,000   Wells Fargo Co                                 216,000
     1,200   Zions Bancorporation                            60,600
                                                       ------------
                                                            628,372
                                                       ------------

             FINANCIAL SERVICES 6.97%
-------------------------------------------------------------------
     1,100   Charles Schwab Corp                             62,013
     8,061   Charter One Financial Inc                      239,311
     7,200   Household International Inc                    281,700
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
     2,700   Kansas City Southern Industries Inc       $    115,256
     8,662   MBNA Corp                                      196,519
                                                       ------------
                                                            894,799
                                                       ------------

             INSURANCE 8.09%
-------------------------------------------------------------------
     2,300   Ambac Financial Group Inc                      140,300
     1,700   Conseco Inc                                     56,313
     7,000   Hartford Life Inc - Class A                    383,688
     8,400   Mutual Risk Management Ltd                     308,175
     2,800   UNUM Corp                                      150,850
                                                       ------------
                                                          1,039,326
                                                       ------------

             REITS 0.54%
-------------------------------------------------------------------
     3,000   Healthcare Realty Trust Inc                     69,000
                                                       ------------

             UTILITIES - ELECTRIC 5.99%
-------------------------------------------------------------------
    11,992   AES Corp**                                     548,634
     3,535   Duke Energy Corp                               221,158
                                                       ------------
                                                            769,792
                                                       ------------

             UTILITIES - GAS 3.53%
-------------------------------------------------------------------
     3,600   Enron Corp                                     189,225
     3,600   KN Energy Inc                                  157,500
     3,700   The Williams Companies Inc                     106,606
                                                       ------------
                                                            453,331
                                                       ------------

             UTILITIES - TELEPHONE 4.83%
-------------------------------------------------------------------
     4,200   Cincinnati Bell Inc                            132,300
     8,262   MCI WorldCom Inc**                             487,458
                                                       ------------
                                                            619,758
                                                       ------------
TOTAL CREDIT SENSITIVE
  (Cost $2,384,489)                                       4,474,378
                                                       ------------

       ENERGY 2.32%
-------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES 1.75%
-------------------------------------------------------------------
     5,015   Schlumberger Ltd                               224,108
                                                       ------------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
November 30, 1998 (continued)

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
             ENERGY PRODUCERS 0.57%
-------------------------------------------------------------------
     2,600   Anadarko Petroleum Corp                   $     73,287
                                                       ------------
TOTAL ENERGY
  (Cost $239,002)                                           297,395
                                                       ------------
       HEALTHCARE 12.97%
-------------------------------------------------------------------
             DRUGS & HEALTHCARE PRODUCTS 10.21%
-------------------------------------------------------------------
     3,400   American Home Products Corp                    181,050
     1,600   Guidant Corp                                   137,300
     3,300   Mylan Laboratories Inc                         109,519
       500   Perkin-Elmer Corp                               46,625
       900   Pfizer Inc                                     100,463
     5,000   Schering-Plough Corp                           531,875
     2,700   Warner-Lambert Co                              203,850
                                                       ------------
                                                          1,310,682
                                                       ------------
             HEALTHCARE SERVICES 2.76%
-------------------------------------------------------------------
     1,650   Cardinal Health Inc                            113,231
     4,600   HBO & Company                                  114,712
     1,900   IMS Health Inc                                 126,113
                                                       ------------
                                                            354,056
                                                       ------------
TOTAL HEALTHCARE
  (Cost $922,136)                                         1,664,738
                                                       ------------

       SERVICES 5.74%
-------------------------------------------------------------------
             BUSINESS SERVICES 4.11%
-------------------------------------------------------------------
     8,400   Omnicom Group Inc                              448,875
     3,700   Servicemaster Co                                79,550
                                                       ------------
                                                            528,425
                                                       ------------
             CONSUMER SERVICES 1.63%
-------------------------------------------------------------------
     9,129   Cendant Corp**                                 173,451
     3,800   Loewen Group Inc                                35,625
                                                       ------------
                                                            209,076
                                                       ------------
TOTAL SERVICES
  (Cost $342,933)                                           737,501
                                                       ------------
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

       TECHNOLOGY 5.89%
-------------------------------------------------------------------
             COMPUTER SERVICES & SOFTWARE 1.37%
-------------------------------------------------------------------
     1,500   Computer Sciences Corp**                  $     85,687
     3,400   First Data Corp                                 90,737
                                                       ------------
                                                            176,424
                                                       ------------

             ELECTRONICS 3.77%
-------------------------------------------------------------------
     1,600   Intel Corp                                     172,200
     2,200   Linear Technology Corp                         154,138
     1,200   Micron Technology Inc**                         49,575
     1,400   Texas Instruments Inc                          106,925
                                                       ------------
                                                            482,838
                                                       ------------

             TELECOMMUNICATIONS 0.75%
-------------------------------------------------------------------
     1,200   Sprint Corp**                                   87,300
       600   Sprint PCS                                       9,600
                                                       ------------
                                                             96,900
                                                       ------------
TOTAL TECHNOLOGY
  (Cost $574,868)                                           756,162
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $6,497,226)                                      11,484,564
                                                       ------------

     CONVERTIBLE DEBENTURES 3.38%
-------------------------------------------------------------------
       ENERGY 0.58%
-------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES 0.58%
-------------------------------------------------------------------
 $  75,000   Nabors Industries Inc, 5.00%, 05/15/06          74,906
                                                       ------------
TOTAL ENERGY
  (Cost $90,676)                                             74,906
                                                       ------------

       HEALTHCARE 1.44%
-------------------------------------------------------------------
             DRUGS & HEALTHCARE PRODUCTS 1.44%
-------------------------------------------------------------------
   125,000   ALZA Corp, 5.00%, 05/01/06                     183,906
                                                       ------------
TOTAL HEALTHCARE
  (Cost $150,379)                                           183,906
                                                       ------------
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

       SERVICES 1.36%
-------------------------------------------------------------------
             BUSINESS SERVICES 1.36%
-------------------------------------------------------------------
 $ 150,000   Waste Management Inc, 4.00%, 02/01/02     $    174,938
                                                       ------------
TOTAL SERVICES
  (Cost $150,863)                                           174,938
                                                       ------------
TOTAL CONVERTIBLE DEBENTURES
  (Cost $391,918)                                           433,750
                                                       ------------

     CONVERTIBLE PREFERRED STOCK 2.62%
-------------------------------------------------------------------
       CONSUMER CYCLICALS 1.59%
-------------------------------------------------------------------
             MEDIA - PUBLISHING - CABLE 1.59%
-------------------------------------------------------------------
     2,300   TCI Communications Inc, $2.125, 01/15/06
             Series A                                       204,987
                                                       ------------
TOTAL CONSUMER CYCLICALS
  (Cost $158,125)                                           204,987
                                                       ------------

       SERVICES 1.03%
-------------------------------------------------------------------
             BUSINESS SERVICES 1.03%
-------------------------------------------------------------------
     4,100   Snyder Communications, Inc - STRYPES,
             6.50%, 11/15/00 Series                         131,712
                                                       ------------
TOTAL SERVICES
  (Cost $121,555)                                           131,712
                                                       ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $279,680)
                                                            336,699
                                                       ------------

     MUTUAL FUNDS 4.73%
-------------------------------------------------------------------
   562,070   Dreyfus Cash Management Fund                   562,070
    45,000   Fidelity Institutional Money Market Fund        45,000

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE GROWTH AND INCOME FUND
November 30, 1998 (continued)

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
         1   AIM Liquid Assets Fund                    $          1
         1   AIM Prime Portfolio Fund                             1
       250   Provident Temp Fund                                250
                                                       ------------
TOTAL MUTUAL FUNDS
  (Cost $607,322)                                           607,322
                                                       ------------

TOTAL INVESTMENTS
  (Cost $7,776,146)                            100.17%  $12,862,335
Other Assets in Excess of Liabilities           (0.17%)     (21,319)
                                               --------------------
NET ASSETS                                     100.00%  $12,841,016
                                               --------------------
                                               --------------------

See Notes to Statements of Investments.

WESTCORE BLUE CHIP FUND
November 30, 1998

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

        COMMON STOCKS 95.55%
------------------------------------------------------------------
          CAPITAL GOODS 23.94%
------------------------------------------------------------------
             AEROSPACE & DEFENSE 4.85%
------------------------------------------------------------------
     17,900  General Dynamics Corp                     $ 1,039,319
     21,300  United Technologies Corp                    2,283,094
                                                       -----------
                                                         3,322,413
                                                       -----------

             COMMUNICATION EQUIPMENT 2.74%
------------------------------------------------------------------
     34,700  Tellabs Inc**                               1,875,969
                                                       -----------

             COMPUTERS (HARDWARE) 4.95%
------------------------------------------------------------------
     20,600  Apple Computer Inc**                          657,913
     35,200  Compaq Computer Corp                        1,144,000
      9,600  IBM Corp                                    1,584,000
                                                       -----------
                                                         3,385,913
                                                       -----------

             COMPUTERS (PERIPHERALS) 1.44%
------------------------------------------------------------------
     33,400  Seagate Technology Inc**                      985,300
                                                       -----------

             COMPUTER SOFTWARE & SERVICES 5.25%
------------------------------------------------------------------
     75,800  NOVELL Inc**                                1,255,438
     82,200  Unisys Corp**                               2,342,700
                                                       -----------
                                                         3,598,138
                                                       -----------

             MACHINERY - DIVERSIFIED 2.28%
------------------------------------------------------------------
     33,400  Ingersoll-Rand Co                           1,563,537
                                                       -----------

             MANUFACTURING - DIVERSIFIED 2.43%
------------------------------------------------------------------
     25,300  Tyco International Ltd                      1,665,056
                                                       -----------
TOTAL CAPITAL GOODS
  (Cost $13,118,539)                                    16,396,326
                                                       -----------

          CONSUMER CYCLICALS 9.19%
------------------------------------------------------------------
             ENTERTAINMENT 2.56%
------------------------------------------------------------------
     50,800  Carnival Corp                               1,752,600
                                                       -----------

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

             LEISURE 1.66%
------------------------------------------------------------------
     27,200  Harley-Davidson Inc                         1,137,300
                                                       -----------

             RETAIL STORES - GENERAL MERCHANDISE CHAINS 4.97%
------------------------------------------------------------------
     45,800  Dayton Hudson Corp                        $ 2,061,000
     87,900  Kmart Corp**                                1,340,474
                                                       -----------
                                                         3,401,474
                                                       -----------
TOTAL CONSUMER CYCLICALS
  (Cost $4,329,723)                                      6,291,374
                                                       -----------

          CONSUMER STAPLES 26.31%
------------------------------------------------------------------
             DISTRIBUTORS (FOOD & HEALTH) 2.32%
------------------------------------------------------------------
     61,800  SUPERVALU Inc                               1,595,213
                                                       -----------

             DRUGS - MAJOR PHARMACEUTICALS 5.60%
------------------------------------------------------------------
     25,600  McKesson Corp                               1,822,400
     18,900  Schering-Plough Corp                        2,010,488
                                                       -----------
                                                         3,832,888
                                                       -----------

             HEALTHCARE DIVERSIFIED 4.43%
------------------------------------------------------------------
      7,000  Allergan Inc                                  426,125
     15,780  Bristol-Myers Squibb Co                     1,934,036
     20,200  Mylan Laboratories Inc                        670,387
                                                       -----------
                                                         3,030,548
                                                       -----------

             MEDICAL PRODUCTS & SUPPLIES 3.55%
------------------------------------------------------------------
     57,200  Becton Dickinson & Co                       2,431,000
                                                       -----------

             RETAIL STORES - DRUG STORES 6.81%
------------------------------------------------------------------
     39,300  CVS Corp                                    1,940,438
     10,300  Longs Drug Stores Corp                        366,938
     50,800  Rite Aid Corp                               2,355,850
                                                       -----------
                                                         4,663,226
                                                       -----------

             RETAIL STORES - FOOD CHAINS 3.60%
------------------------------------------------------------------
    105,700  Food Lion Inc - Class A                     1,083,425

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE BLUE CHIP FUND
November 30, 1998 (continued)

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------
     26,100  Kroger Co**                               $ 1,384,931
                                                       -----------
                                                         2,468,356
                                                       -----------
TOTAL CONSUMER STAPLES
  (Cost $10,441,746)                                    18,021,231
                                                       -----------
          CREDIT SENSITIVE 24.68%
------------------------------------------------------------------
             ELECTRIC COMPANIES 5.96%
------------------------------------------------------------------
     38,200  DTE Energy Co                               1,666,475
     39,050  Edison International                        1,073,875
     30,630  GPU Inc                                     1,341,977
                                                       -----------
                                                         4,082,327
                                                       -----------
             FINANCIAL DIVERSIFIED 2.35%
------------------------------------------------------------------
     29,100  Equitable Companies Inc                     1,607,774
                                                       -----------

             MAJOR REGIONAL BANKING 4.95%
------------------------------------------------------------------
     24,600  Comerica Inc                                1,586,700
     29,680  First Union Corp                            1,803,060
                                                       -----------
                                                         3,389,760
                                                       -----------
             SAVINGS & LOAN 2.17%
------------------------------------------------------------------
     15,700  Golden West Financial Corp                  1,486,594
                                                       -----------

             TELECOMMUNICATIONS 2.46%
------------------------------------------------------------------
     20,860  Sprint Corp                                 1,517,565
     10,430  Sprint Corp PCS**                             166,880
                                                       -----------
                                                         1,684,445
                                                       -----------

             TELEPHONE 6.79%
------------------------------------------------------------------
     36,900  ALLTEL Corp                                 1,955,700
     18,900  Bellsouth Corp                              1,649,025
     16,800  US West Inc                                 1,045,800
                                                       -----------
                                                         4,650,525
                                                       -----------
TOTAL CREDIT SENSITIVE
  (Cost $14,001,912 )                                   16,901,425
                                                       -----------
 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

          INTERMEDIATE GOODS & SERVICES 11.43%
------------------------------------------------------------------
             AIRLINES 3.05%
------------------------------------------------------------------
     15,500  AMR Corp**                                $ 1,022,031
     20,500  US Airways Group Inc**                      1,066,000
                                                       -----------
                                                         2,088,031
                                                       -----------

             OIL (INTEGRATED - DOMESTIC) 1.04%
------------------------------------------------------------------
     27,200  Tosco Corp                                    710,600
                                                       -----------

             OIL (INTEGRATED - INTERNATIONAL) 4.45%
------------------------------------------------------------------
     19,200  Mobil Corp                                  1,654,800
     24,200  Texaco Inc                                  1,393,012
                                                       -----------
                                                         3,047,812
                                                       -----------

             SERVICE (COMMERCIAL & CONSUMER) 1.32%
------------------------------------------------------------------
     24,600  Hertz Corp                                    904,050
                                                       -----------

             WASTE MANAGEMENT 1.57%
------------------------------------------------------------------
     25,100  Waste Management Inc                        1,076,163
                                                       -----------
TOTAL INTERMEDIATE GOODS & SERVICES
  (Cost $7,283,506 )
                                                         7,826,656
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $49,175,426)                                    65,437,012
                                                       -----------

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

          MUTUAL FUNDS 2.95%
------------------------------------------------------------------
  2,020,038  Dreyfus Cash Management Fund              $ 2,020,038
TOTAL MUTUAL FUNDS
  (Cost $2,020,038)                                      2,020,038
                                                       -----------

        INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED .99%
------------------------------------------------------------------
        MUTUAL FUNDS .99%
------------------------------------------------------------------
    684,500  Provident Temp Fund                           684,500
                                                       -----------
TOTAL MUTUAL FUNDS
  (Cost $684,500)                                          684,500
                                                       -----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $684,500)
                                                           684,500
                                                       -----------

TOTAL INVESTMENTS
  (Cost $51,879,964)                           99.49%  $68,141,550
Other Assets in Excess of Liabilities           0.51%      346,038
                                              --------------------
NET ASSETS                                    100.00%  $68,487,588
                                              --------------------
                                              --------------------

See Notes to Statements of Investments.

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
November 30, 1998

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
      COMMON STOCKS 95.62%
----------------------------------------------------------------
        BASIC INDUSTRIES 7.96%
----------------------------------------------------------------
           CHEMICALS 1.02%
----------------------------------------------------------------
    2,000  International Specialty Products Inc**    $    26,250
                                                     -----------
           COMMERCIAL CONSTRUCTION 4.23%
----------------------------------------------------------------
    1,450  Lafarge Corp                                   53,741
      725  Lone Star Industries Inc                       54,873
                                                     -----------
                                                         108,614
                                                     -----------
           METALS 2.71%
----------------------------------------------------------------
    5,350  Bethlehem Steel Corp**                         44,138
    1,050  USX - US Steel Group                           25,659
                                                     -----------
                                                          69,797
                                                     -----------
TOTAL BASIC INDUSTRIES
  (Cost $209,672)                                        204,661
                                                     -----------
        CAPITAL GOODS 3.23%
----------------------------------------------------------------
           MACHINE & TRUCK 1.81%
----------------------------------------------------------------
    1,800  Navistar International Corp**                  46,575
                                                     -----------

           OTHER CAPITAL GOODS 1.42%
----------------------------------------------------------------
    1,800  Milacron Inc**                                 36,450
                                                     -----------
TOTAL CAPITAL GOODS
  (Cost $83,286)                                          83,025
                                                     -----------
        CONSUMER CYCLICALS 5.22%
----------------------------------------------------------------
           CONSUMER SOFT GOODS 1.46%
----------------------------------------------------------------
    3,600  Burlington Industries Inc**                    37,575
                                                     -----------

           MISCELLANEOUS CONSUMER CYCLICALS .80%
----------------------------------------------------------------
    1,600  Hollinger International Inc - Class A          20,700
                                                     -----------
           RESIDENTIAL CONSTRUCTION 1.44%
----------------------------------------------------------------
      575  Centex Corp                                    20,520

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
      650  Pulte Corp                                $    16,534
                                                     -----------
                                                          37,054
                                                     -----------

           VEHICLE ACCESSORIES 1.52%
----------------------------------------------------------------
    1,000  Dana Corp                                      39,000
                                                     -----------
TOTAL CONSUMER CYCLICALS
  (Cost $139,936)                                        134,329
                                                     -----------

        CONSUMER STAPLES 6.96%
----------------------------------------------------------------
           FOOD/AGRICULTURE 6.96%
----------------------------------------------------------------
      500  Adolph Coors Co - Class B                      24,875
      700  Canadaigua Brands Inc - Class A**              34,825
    1,300  Earthgrains Company                            41,762
    1,200  International Multifoods Corp                  30,525
    2,275  Tyson Foods Inc - Class A                      47,064
                                                     -----------
                                                         179,051
                                                     -----------
TOTAL CONSUMER STAPLES
  (Cost $170,382)                                        179,051
                                                     -----------

        ENERGY 5.86%
----------------------------------------------------------------
           OIL & NATURAL GAS 5.86%
----------------------------------------------------------------
    1,500  Coastal Corp                                   52,313
      850  El Paso Energy Corp                            29,006
    4,400  Pride International Inc**                      33,275
    2,475  Veritas DGC Inc**                              36,197
                                                     -----------
                                                         150,791
                                                     -----------
TOTAL ENERGY
  (Cost $199,947)                                        150,791
                                                     -----------

        FINANCIAL 17.54%
----------------------------------------------------------------
           BANKS/FINANCIAL SERVICES 6.77%
----------------------------------------------------------------
      850  CIT Group Inc - Class A                        23,853
    1,500  First American Financial Corp                  45,937
    1,900  Golden State Bancorp Inc**                     36,575
      450  Golden West Financial Corp                     42,609
Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
      500  Lehman Brothers Holdings Inc              $    24,969
                                                     -----------
                                                         173,943
                                                     -----------

           INSURANCE 10.77%
----------------------------------------------------------------
    1,000  Allmerica Financial Corp                       55,188
    1,925  Conseco Inc                                    63,766
    1,800  FBL Financial Group Inc - Class A              44,100
      850  Financial Security Assurance Holdings
           Ltd                                            46,644
      850  Orion Capital Corp                             30,706
    2,650  Reliance Group Holdings Inc                    36,934
                                                     -----------
                                                         277,338
                                                     -----------
TOTAL FINANCIAL
  (Cost $465,319)                                        451,281
                                                     -----------

        SERVICES 18.49%
----------------------------------------------------------------
           BUSINESS SERVICES 2.10%
----------------------------------------------------------------
    1,950  Hughes Supply Inc                              54,112
                                                     -----------

           MEDICAL & DENTAL 8.19%
----------------------------------------------------------------
    2,900  HEALTHSOUTH Corp**                             38,969
    1,900  Humana Inc**                                   37,644
      700  Pacificare Health Systems Inc - Class
           B**                                            52,719
    1,100  Trigon Healthcare Inc**                        40,769
    2,200  Veterinary Centers of America Inc**            40,425
                                                     -----------
                                                         210,526
                                                     -----------

           RETAIL STORES 6.39%
----------------------------------------------------------------
    1,900  AnnTaylor Stores Corp**                        62,581
    2,000  Dress Barn Inc**                               29,500
    3,125  Kmart Corp**                                   47,656
      950  SUPERVALU Inc                                  24,522
                                                     -----------
                                                         164,259
                                                     -----------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE MID-CAP OPPORTUNITY FUND
November 30, 1998 (continued)

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
           RESTAURANTS 1.81%
----------------------------------------------------------------
    2,950  Darden Restaurants Inc                    $    46,647
                                                     -----------
TOTAL SERVICES
  Cost ($434,909)                                        475,544
                                                     -----------

        TECHNOLOGY 17.76%
----------------------------------------------------------------
           AEROSPACE & DEFENSE 4.84%
----------------------------------------------------------------
      325  Alliant Techsystems Inc**                      24,761
    1,150  Cordant Technologies Inc                       46,216
      380  Litton Industries Inc**                        23,251
      900  Triumph Group Inc**                            30,263
                                                     -----------
                                                         124,491
                                                     -----------
           COMPUTER HARDWARE 9.00%
----------------------------------------------------------------
    1,400  Advanced Micro Devices**                       38,762
    1,100  NCR Corp                                       40,838
    1,950  Seagate Technology Inc**                       57,525
    1,600  Storage Technology Corp**                      56,000
      950  Tech Data Corp**                               38,238
                                                     -----------
                                                         231,363
                                                     -----------

           COMPUTER SOFTWARE 1.65%
----------------------------------------------------------------
    1,650  Sterling Software Inc**                        42,488
                                                     -----------

           INDUSTRIAL TECHNOLOGY 2.27%
----------------------------------------------------------------
    3,450  UNOVA Inc**                                    58,434
                                                     -----------
TOTAL TECHNOLOGY
  (Cost $454,564)                                        456,776
                                                     -----------
        TRANSPORTATION 3.10%
----------------------------------------------------------------
           TRANSPORTATION 3.10%
----------------------------------------------------------------
      550  Airborne Freight Corp                          14,678
      700  Alaska Air Group Inc**                         26,206
    1,450  USFreightways Corp                             38,969
                                                     -----------
                                                          79,853
                                                     -----------
TOTAL TRANSPORTATION
  (Cost $84,124)                                          79,853
                                                     -----------
Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------

        UTILITIES 9.50%
----------------------------------------------------------------
           ELECTRIC & GAS UTILITIES 9.50%
----------------------------------------------------------------
      850  Baltimore Gas & Electric Co               $    26,084
      775  BEC Energy                                     31,969
      825  DTE Energy                                     35,991
    1,200  Energy East Corp                               63,675
    1,000  Pinnacle West Capital Corp                     45,562
    1,050  Public Service Enterprise Group Inc            40,950
                                                     -----------
                                                         244,231
                                                     -----------
TOTAL UTILITIES
  (Cost $210,836)                                        244,231
                                                     -----------
TOTAL COMMON STOCKS
  (Cost $2,452,975)                                    2,459,542
                                                     -----------

      MUTUAL FUNDS 4.52%
----------------------------------------------------------------
   66,324  Dreyfus Cash Management Fund                   66,324
   50,000  Fidelity Institutional Money Market Fund       50,000
                                                     -----------
TOTAL MUTUAL FUNDS
  (Cost $116,324)                                        116,324
                                                     -----------

TOTAL INVESTMENTS
  (Cost $2,569,299)                         100.14%  $ 2,575,866
Liabilities in Excess of Other Assets        (0.14%)      (3,716)
                                            --------------------
NET ASSETS                                  100.00%  $ 2,572,150
                                            --------------------
                                            --------------------

See Notes to Statements of Investments.

WESTCORE SMALL-CAP OPPORTUNITY FUND
November 30, 1998

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

       COMMON STOCKS 96.51%
----------------------------------------------------------------
         BASIC INDUSTRIES 6.15%
----------------------------------------------------------------
            COMMERCIAL CONSTRUCTION 4.05%
----------------------------------------------------------------
    14,000  AFC Cable Systems Inc**                   $  414,750
    29,600  Lafarge Corp                               1,097,050
    15,300  Lone Star Industries Inc                   1,158,019
    37,640  Texas Industries Inc                       1,089,208
                                                      ----------
                                                       3,759,027
                                                      ----------

            METALS .70%
----------------------------------------------------------------
    30,700  Citation Corp**                              425,962
    19,700  Hawk Corp**                                  226,550
                                                      ----------
                                                         652,512
                                                      ----------

            PAPER & WOOD .75%
----------------------------------------------------------------
    20,100  Chesapeake Corp                              697,219
                                                      ----------

            RUBBER & PLASTICS .65%
----------------------------------------------------------------
    50,100  Wellman Inc                                  607,463
                                                      ----------
TOTAL BASIC INDUSTRIES
  (Cost $6,301,881)                                    5,716,221
                                                      ----------

         CAPITAL GOODS 3.32%
----------------------------------------------------------------
            ENGINEERING/CONSTRUCTION .84%
----------------------------------------------------------------
    81,000  Morrison Knudsen Corp**                      779,625
                                                      ----------

            MACHINE & TRUCK 1.60%
----------------------------------------------------------------
    56,500  Varlen Corp                                1,490,188
                                                      ----------

            MISCELLANEOUS PRODUCTION GOODS .88%
----------------------------------------------------------------
    49,700  Anixter International Inc**                  820,050
                                                      ----------
TOTAL CAPITAL GOODS
  (Cost $3,156,684)                                    3,089,863
                                                      ----------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
November 30, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
         CONSUMER CYCLICALS 7.16%
----------------------------------------------------------------
            CONSUMER DURABLES .54%
----------------------------------------------------------------
    28,600  LADD Furniture Inc**                      $  500,500
                                                      ----------
            CONSUMER SOFT GOODS 1.25%
----------------------------------------------------------------
    29,800  Maxwell Shoe Company Inc - Class A**         353,875
     7,900  Oxford Industries Inc                        805,613
                                                      ----------
                                                       1,159,488
                                                      ----------
            MISCELLANEOUS CONSUMER CYCLICALS 1.46%
----------------------------------------------------------------
    69,400  EKCO Group Inc**                             255,913
    21,400  Huffy Corp                                   310,300
    45,700  Jan Bell Marketing Inc**                     211,363
    17,700  McClatchy Co                                 581,887
                                                      ----------
                                                       1,359,463
                                                      ----------
            RESIDENTIAL CONSTRUCTION .96%
----------------------------------------------------------------
    31,700  M.D.C. Holdings Inc                          582,487
    14,000  M/I Schottenstein Homes Inc                  305,375
                                                      ----------
                                                         887,862
                                                      ----------
            VEHICLES/ACCESSORIES 2.95%
----------------------------------------------------------------
    13,600  Arvin Industries Inc                         571,200
    35,500  Monaco Coach Corp**                        1,065,000
    48,700  Tower Automotive Inc**                     1,107,925
                                                      ----------
                                                       2,744,125
                                                      ----------
TOTAL CONSUMER CYCLICALS
  (Cost $7,108,935)                                    6,651,438
                                                      ----------

         CONSUMER STAPLES 9.30%
----------------------------------------------------------------
            DRUGS & MEDICAL PRODUCTS 2.70%
----------------------------------------------------------------
    10,100  Bio-Rad Laboratories Inc - Class A**         214,625
    16,300  Medco Research Inc**                         330,075
    35,200  PolyMedica Corp**                            374,000
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
    64,700  Roberts Pharmaceutical Corp**             $1,585,150
                                                      ----------
                                                       2,503,850
                                                      ----------

            FOOD/AGRICULTURE 6.60%
----------------------------------------------------------------
    30,700  Ben & Jerry's Homemade Inc - Class A**       612,081
    73,700  Chock full o' Nuts Corp**                    488,263
    54,700  Earthgrains Co                             1,757,237
    13,100  J. M. Smucker Co - Class A                   304,575
    38,000  Michael Foods Inc                            954,750
    80,700  Ralcorp Holdings Inc**                     1,412,250
     9,600  Suiza Foods Corp**                           454,800
     7,800  Worthington Foods Inc                        147,712
                                                      ----------
                                                       6,131,668
                                                      ----------
TOTAL CONSUMER STAPLES
  (Cost $7,741,434)                                    8,635,518
                                                      ----------

         ENERGY 1.42%
----------------------------------------------------------------
            OIL & NATURAL GAS 1.42%
----------------------------------------------------------------
    38,400  HS Resources Inc*                            333,600
    39,700  Offshore Logistics Inc**                     493,769
    36,700  Tesoro Petroleum Corp**                      488,568
                                                      ----------
                                                       1,315,937
                                                      ----------
TOTAL ENERGY
  (Cost $1,882,657)                                    1,315,937
                                                      ----------

         FINANCIALS 17.42%
----------------------------------------------------------------
            BANKS/SAVINGS & LOANS 6.62%
----------------------------------------------------------------
     8,500  Andover Bancorp Inc                          273,063
    25,300  Astoria Financial Corp                     1,138,500
    43,000  Downey Financial Corp                      1,118,000
    20,094  Delphi Financial Group Inc - Class A**       938,139
    51,900  Golden State Bancorp Inc**                   999,075
    23,369  MAF Bancorp Inc                              598,831
    51,700  Riggs National Corp                        1,085,700
                                                      ----------
                                                       6,151,308
                                                      ----------
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

            INSURANCE 5.90%
----------------------------------------------------------------
    40,100  Enhance Financial Services Group Inc      $1,177,937
    26,900  FBL Financial
            Group Inc - Class A                          659,050
    27,950  Fremont General Corp                       1,407,981
    25,000  LandAmerica Financial
            Group Inc                                  1,532,812
    50,400  Reliance Group Holdings Inc                  702,450
                                                      ----------
                                                       5,480,230
                                                      ----------

            MISCELLANEOUS FINANCIAL 4.90%
----------------------------------------------------------------
    20,900  Advest Group Inc                             487,231
    15,200  Chicago Title Corp                           710,600
    38,700  EVEREN Capital Corp                          948,150
    48,000  Heller Financial Inc                       1,257,000
    42,300  Rent-Way Inc**                             1,147,387
                                                      ----------
                                                       4,550,368
                                                      ----------
TOTAL FINANCIALS
  (Cost $15,493,495)                                  16,181,906
                                                      ----------

         SERVICES 24.25%
----------------------------------------------------------------
            BUSINESS SERVICES 7.40%
----------------------------------------------------------------
    69,300  Avis Rent A Car Inc**                      1,459,631
    38,700  Budget Group Inc**                           483,750
    62,400  CHS Electronics Inc**                        924,300
    14,300  Copart Inc**                                 330,688
    42,800  French Fragrances Inc**                      278,200
    40,000  Mac-Gray Corp**                              430,000
    54,300  Personnel Group of
            America Inc**                                895,950
    30,700  Pomeroy Computer
            Resources Inc**                              592,894
    20,900  URS Corp**                                   424,532
    35,300  World Color Press Inc**                    1,050,176
                                                      ----------
                                                       6,870,121
                                                      ----------

            MEDICAL & DENTAL 4.35%
----------------------------------------------------------------
    53,193  Bindley Western Industries Inc             2,054,579

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
November 30, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
    25,300  Physician Reliance Network**              $  234,025
    47,200  Trigon Healthcare Inc**                    1,749,350
                                                      ----------
                                                       4,037,954
                                                      ----------

            RETAIL STORES 10.71%
----------------------------------------------------------------
    50,300  Ames Department Stores Inc**               1,194,625
    13,300  Blair Corp                                   234,413
    90,200  Cato Corp - Class A                        1,223,337
    55,000  Elder-Beerman Stores Corp**                  794,063
    31,400  Footstar Inc**                               765,375
    64,775  Fred's Inc                                   910,898
    21,000  Goody's Family Clothing Inc**                236,250
    26,000  Paul Harris Stores Inc**                     354,250
    22,100  REX Stores Corp**                            265,200
    56,630  ShopKo Stores Inc**                        1,826,318
    29,000  Value City Department
            Stores Inc**                                 297,250
    64,500  Zale Corp**                                1,846,312
                                                      ----------
                                                       9,948,291
                                                      ----------
            SANITATION .95%
----------------------------------------------------------------
   258,800  Safety-Kleen Corp**                          889,625
                                                      ----------
                                                         889,625
                                                      ----------
            TRAVEL/RECREATION .84%
----------------------------------------------------------------
    46,000  RARE Hospitality International Inc**         566,375
    33,000  Servico Inc**                                214,500
                                                      ----------
                                                         780,875
                                                      ----------
TOTAL SERVICES
  (Cost $21,737,061)                                  22,526,866
                                                      ----------
         TECHNOLOGY 13.29%
----------------------------------------------------------------
            AEROSPACE 5.27%
----------------------------------------------------------------
    52,720  Cordant Technologies Inc                   2,118,685
    64,450  Ducommun Inc**                             1,075,509
    39,900  ESCO Electronics Corp**                      394,013
    21,300  Kaman Corp - Class A                         346,125
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
    27,800  Kellstrom Industries Inc**                $  684,575
     6,800  Primex Technologies Inc                      275,825
                                                      ----------
                                                       4,894,732
                                                      ----------

            COMMUNICATIONS .10%
----------------------------------------------------------------
     8,300  Periphonics Corp**                            92,338
                                                      ----------

            COMPUTER HARDWARE 4.31%
----------------------------------------------------------------
    31,900  Bel Fuse Inc - Class B**                     749,650
    25,300  NeoMagic Corp**                              477,537
    69,900  Read-Rite Corp**                             939,281
    43,000  Symantec Corp**                              860,000
    24,300  Tech Data Corp**                             978,075
                                                      ----------
                                                       4,004,543
                                                      ----------

            COMPUTER SOFTWARE 3.61%
----------------------------------------------------------------
    25,700  Software Spectrum Inc**                      446,538
    71,300  Sterling Software Inc*                     1,835,975
    42,000  Wang Laboratories Inc**                    1,071,000
                                                      ----------
                                                       3,353,513
                                                      ----------
TOTAL TECHNOLOGY
  (Cost $12,021,012)                                  12,345,126
                                                      ----------

         TRANSPORTATION 1.37%
----------------------------------------------------------------
            TRANSPORTATION 1.37%
----------------------------------------------------------------
    10,000  Alaska Air Group Inc**                       374,375
    22,700  America West Holdings Corp - Class B**       320,637
    12,300  MS Carriers Inc**                            301,350
    22,750  Rollins Truck Leasing Corp                   273,000
                                                      ----------
                                                       1,269,362
                                                      ----------
TOTAL TRANSPORTATION
  (Cost $1,616,914)                                    1,269,362
                                                      ----------

         UTILITIES/REITS 12.83%
----------------------------------------------------------------
            ELECTRIC & GAS 6.33%
----------------------------------------------------------------
    27,700  BEC Energy                                 1,142,625
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
    16,140  Central Hudson Gas & Electric Corp        $  652,661
    33,000  Cleco Corporation                          1,128,188
    20,700  Eastern Utilities Associates                 511,031
    33,000  Rochester Gas and Electric Corp            1,014,750
    24,000  Southwest Gas Corp                           570,000
     7,700  TNP Enterprises Inc                          292,600
    11,300  United Illuminating Co                       567,119
                                                      ----------
                                                       5,878,974
                                                      ----------

            REITS 6.50%
----------------------------------------------------------------
    24,500  Annaly Mortgage
            Management Inc                               208,250
    28,700  Avalonbay Communities Inc                    972,212
    25,300  Bradley Real Estate Inc                      523,394
    54,000  EastGroup Properties Inc                   1,002,375
    35,700  Health Care REIT Inc                         807,712
    52,300  Innkeepers USA Trust                         578,568
    42,000  Liberty Property Trust                     1,034,250
    30,300  Parkway Properties Inc                       914,681
                                                      ----------
                                                       6,041,442
                                                      ----------
TOTAL UTILITIES/REITs
  (Cost $12,134,023)                                  11,920,416
                                                      ----------
TOTAL COMMON STOCKS
  (Cost $89,194,096)                                  89,652,653
                                                      ----------

       MUTUAL FUNDS 5.07%
----------------------------------------------------------------
 3,711,210  Dreyfus Cash Management Fund               3,711,210
 1,000,000  Fidelity Institutional Money Market Fund   1,000,000
                                                      ----------
                                                       4,711,210
                                                      ----------
TOTAL MUTUAL FUNDS
  (Cost $4,711,210)                                    4,711,210
                                                      ----------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE SMALL-CAP OPPORTUNITY FUND
November 30, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
       INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
       LOANED 2.90%
----------------------------------------------------------------
         MUTUAL FUNDS 2.90%
----------------------------------------------------------------
   454,436  AIM Liquid Assets Fund                    $  454,436
   900,761  AIM Prime Portfolio Fund                     900,761
 1,340,185  Provident Temp Fund                        1,340,185
        15  Provident TempCash Fund                           15
                                                      ----------
                                                       2,695,397
                                                      ----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $2,695,397)
                                                       2,695,397
                                                      ----------

TOTAL INVESTMENTS
  (Cost $96,600,703)                       104.48% $97,059,260
Liabilities in Excess of Other Assets       (4.48%)  (4,161,222)
                                          --------------------
NET ASSETS                                 100.00% $92,898,038
                                          --------------------
                                          --------------------

See Notes to Statements of Investments.

WESTCORE LONG-TERM BOND FUND
November 30, 1998

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
       CORPORATE BONDS 40.60%
----------------------------------------------------------------
         FINANCIAL 18.81%
----------------------------------------------------------------
            INSURANCE - MULTI-LINE 7.96%
----------------------------------------------------------------
$  230,000  Aetna Services, Inc, 7.625%, 08/15/26     $  238,711
   250,000  Geico Corp, 9.15%, 09/15/21                  284,799
   250,000  Leucadia National Corp, 7.75%, 08/15/13      259,393
   500,000  Lincoln National Insurance Corp, 9.125%,
            10/01/24                                     573,024
   300,000  Zurich Reinsurance Centre Holdings,
            7.125%, 10/15/23                             319,847
                                                      ----------
                                                       1,675,774
                                                      ----------
            REITS 10.85%
----------------------------------------------------------------
   100,000  Avalonbay Communities Inc, 6.50%,
            07/15/03                                      96,727
   100,000  Centerpoint Property Trust, 6.75%,
            04/01/05                                      95,986
   175,000  Equity Office Properties Trust, 6.625%,
            02/15/05                                     172,810
   250,000  ERP Operating Ltd Partnership, 7.57%,
            08/15/26                                     259,838
   300,000  Kimco Realty Corp, 6.83%, 11/14/05           292,017
   150,000  Nationwide Health Property, 7.23%,
            11/08/06                                     148,383
   250,000  New Plan Realty Trust, 7.75%, 04/06/05       258,655
   125,000  Price Development Co LP, 7.29%, 03/11/08     128,709
   375,000  Property Trust of America, 6.875%,
            02/15/08                                     380,466
   250,000  Rouse Co, 8.50%, 01/15/03                    270,761
   175,000  Weingarten Realty Investors Trust,
            7.22%, 06/01/05                              182,265
                                                      ----------
                                                       2,286,617
                                                      ----------
TOTAL FINANCIAL
  (Cost $3,737,464)                                    3,962,391
                                                      ----------

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
         INDUSTRIAL 15.09%
----------------------------------------------------------------
            AEROSPACE & DEFENSE 2.64%
----------------------------------------------------------------
$  250,000  Lockheed Martin Corp, 7.70%, 06/15/08     $  281,970
   260,000  Raytheon Co, 6.50%, 07/15/05                 273,551
                                                      ----------
                                                         555,521
                                                      ----------
            CHEMICALS 4.29%
----------------------------------------------------------------
   500,000  Borden Inc, 7.875%, 02/15/23                 449,399
   400,000  Lubrizol Corp, 7.25%, 06/15/25               455,042
                                                      ----------
                                                         904,441
                                                      ----------
            HOTELS - RESTAURANTS - LEISURE 2.69%
----------------------------------------------------------------
   150,000  Circus Circus Enterprises Inc, 6.45%,
            02/01/06                                     136,965
   150,000  Hilton Hotels Corp, 7.95%, 04/15/07          154,455
   175,000  Marriott International Inc, 6.875%,
            11/15/05                                     175,930
    50,000  Mirage Resorts Inc, 7.25%, 10/15/06           50,004
    50,000  Mirage Resorts Inc, 6.75%, 08/01/07           48,307
                                                      ----------
                                                         565,661
                                                      ----------
            MULTIMEDIA - PUBLISHING 3.06%
----------------------------------------------------------------
   300,000  Cox Communications Inc, 7.625%, 06/15/25     344,372
   275,000  Time Warner Inc, 7.25%, 10/15/17             300,230
                                                      ----------
                                                         644,602
                                                      ----------
            RETAIL 2.41%
----------------------------------------------------------------
   500,000  Kmart Corp, 7.95%, 02/01/23                  507,794
                                                      ----------
TOTAL INDUSTRIAL
  (Cost $2,872,558)                                    3,178,019
                                                      ----------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE LONG-TERM BOND FUND
November 30, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
         TRANSPORTATION 5.03%
----------------------------------------------------------------
            AIR TRANSPORTATION - SCHEDULED 5.03%
----------------------------------------------------------------
$  350,000  AMR Corp, 10.00%, 04/15/21                $  447,701
   323,474  Jet Equipment Trust Series 95-B, 7.83%,
            02/15/15 (1)                                 351,536
   225,944  United Airlines Pass-Through
            Certificates 95-A1, 9.02%, 04/19/12          260,036
                                                      ----------
                                                       1,059,273
                                                      ----------
TOTAL TRANSPORTATION
  (Cost $898,209)                                      1,059,273
                                                      ----------

         UTILITIES 1.67%
----------------------------------------------------------------
            ELECTRIC & OTHER SERVICES COMBINED 0.95%
----------------------------------------------------------------
   200,000  Pacificorp, 5.65%, 11/01/06                  200,015
                                                      ----------

            NATURAL GAS 0.72%
----------------------------------------------------------------
   150,000  KN Energy Inc, 7.25%, 03/01/28               151,563
                                                      ----------
TOTAL UTILITIES
  (Cost $349,010)                                        351,578
                                                      ----------
TOTAL CORPORATE BONDS
  (Cost $7,857,241)                                    8,551,261
                                                      ----------
       ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
       OBLIGATIONS & MORTGAGE-BACKED SECURITIES 3.24%
----------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES 3.24%
----------------------------------------------------------------
   386,094  FHLMC Pool #000336, 6.00%, 10/01/24          383,237
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
$  291,740  FNMA Pool #303845, 7.00%, 05/01/11        $  298,803
                                                      ----------
                                                         682,040
                                                      ----------
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED
  MORTGAGE OBLIGATIONS & MORTGAGE-BACKED SECURITIES
  (Cost $646,551)
                                                         682,040
                                                      ----------

       U.S. GOVERNMENT TREASURIES 50.35%
----------------------------------------------------------------
            U.S. TREASURY NOTES/BONDS 33.13%
----------------------------------------------------------------
   100,000  U.S. Treasury Note, 7.00%, 07/15/06          113,781
            U.S. Treasury Bonds:
   350,000  7.50%, 11/15/16                              438,485
   500,000  8.875%, 02/15/19                             717,500
 1,000,000  7.875%, 02/15/21                           1,327,188
 1,100,000  8.125%, 08/15/21                           1,499,782
 1,500,000  6.25%, 08/15/23                            1,690,312
 1,000,000  6.625%, 02/15/27                           1,191,563
                                                      ----------
                                                       6,978,611
                                                      ----------

            U.S. GOVERNMENT ZERO COUPON STRIPS 17.22%
----------------------------------------------------------------
 4,000,000  08/15/11                                   2,065,392
 2,350,000  08/15/18                                     800,532
 2,500,000  08/15/20                                     761,855
                                                      ----------
                                                       3,627,779
                                                      ----------
TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $8,891,311)
                                                      10,606,390
                                                      ----------
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

       MUTUAL FUNDS 4.37%
----------------------------------------------------------------
   920,353  Dreyfus Cash Management Fund              $  920,353
                                                      ----------
TOTAL MUTUAL FUNDS
  (Cost $920,353)                                        920,353
                                                      ----------

TOTAL INVESTMENTS
  (Cost $18,315,456)                       98.56%  $20,760,044
Other Assets in Excess of Liabilities       1.44%      303,169
                                          --------------------
NET ASSETS                                100.00%  $21,063,213
                                          --------------------
                                          --------------------

See Notes to Statements of Investments.

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
November 30, 1998

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------

       CORPORATE BONDS 56.00%
-----------------------------------------------------------------
         FINANCIAL 22.58%
-----------------------------------------------------------------
            INVESTMENT BANKING/BROKERAGE .92%
-----------------------------------------------------------------
$  400,000  Merrill Lynch & Co. Inc, 6.00%, 07/15/05  $   407,144
                                                      -----------
            INSURANCE - MULTI-LINE 3.08%
-----------------------------------------------------------------
 1,150,000  Aetna Services Inc, 7.125%, 08/15/06        1,207,340
   150,000  Transamerica Financial Corp, 6.125%,
            08/15/07                                      151,207
                                                      -----------
                                                        1,358,547
                                                      -----------
            PERSONAL CREDIT INSTITUTIONS 1.68%
-----------------------------------------------------------------
   725,000  General Motors Acceptance Corp, 6.60%,
            01/17/01                                      742,288
                                                      -----------
            REITS 16.90%
-----------------------------------------------------------------
   300,000  Avalonbay Communities Inc, 6.50%,
            07/15/03                                      290,182
   550,000  Camden Property Trust, 6.625%, 02/15/01       545,786
   400,000  Centerpoint Property Trust, 6.75%,
            04/01/05                                      383,944
   600,000  Corporate Property Investors, 7.75%,
            08/15/04 (1)                                  643,706
   500,000  Developers Diversified Realty Trust,
            6.95%, 07/23/04                               482,309
   375,000  Evans Withycombe Residential Trust,
            7.50%, 04/15/04                               383,842
 1,000,000  Kimco Realty Corp, 6.83%, 11/14/05            973,391
   425,000  Nationwide Health Property Trust, 7.23%,
            11/08/06                                      420,418
 1,000,000  New Plan Realty Trust, 7.75%, 04/06/05      1,034,621
   200,000  Price Develpment Co. LP, 7.29%, 03/11/08      205,934

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
$  300,000  United Dominion Realty Trust Inc,
            8.125%, 11/15/00                          $   301,785
   750,000  Washington Real Estate Investment Trust,
            7.125%, 08/13/03                              755,234
 1,000,000  Weingarten Realty Investors Trust,
            7.22%, 06/01/05                             1,041,514
                                                      -----------
                                                        7,462,666
                                                      -----------
TOTAL FINANCIAL
  (Cost $9,792,360)                                     9,970,645
                                                      -----------
         INDUSTRIAL 23.43%
-----------------------------------------------------------------
            AEROSPACE & DEFENSE 4.66%
-----------------------------------------------------------------
   790,000  Raytheon Co, 6.50%, 07/15/05                  831,176
 1,150,000  Rockwell International Corp, 6.625%,
            06/01/05                                    1,226,176
                                                      -----------
                                                        2,057,352
                                                      -----------
            FOOD, BEVERAGES & TOBACCO 1.16%
-----------------------------------------------------------------
   500,000  RJR Nabisco Inc, 8.625%, 12/01/02             511,336
                                                      -----------
            HOTELS - RESTAURANTS - LEISURE 2.84%
-----------------------------------------------------------------
   350,000  Circus Circus Enterprises Inc, 6.45%,
            02/01/06                                      319,584
   425,000  Hilton Hotels Corp, 7.95%, 04/15/07           437,621
   300,000  Marriott International Inc, 6.875%,
            11/15/05                                      301,594
   100,000  Mirage Resorts Inc, 7.25%, 10/15/06           100,007
   100,000  Mirage Resorts Inc, 6.75%, 08/01/07            96,615
                                                      -----------
                                                        1,255,421
                                                      -----------
            METALS 2.45%
-----------------------------------------------------------------
 1,000,000  CSR America Inc, 6.875%, 07/21/05           1,077,774
                                                      -----------
Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
            MULTIMEDIA - PUBLISHING 9.92%
-----------------------------------------------------------------
$1,100,000  Cox Communications Inc, 6.375%, 06/15/00  $ 1,117,322
   750,000  New York Times Co, 7.625%, 03/15/05           836,230
 1,000,000  Time Warner Entertainment Co, 9.625%,
            05/01/02                                    1,132,332
 1,250,000  Walt Disney Co, 6.375%, 03/30/01            1,292,264
                                                      -----------
                                                        4,378,148
                                                      -----------
            RETAIL 2.40%
-----------------------------------------------------------------
 1,000,000  Kmart Corp, 8.125%, 12/01/06                1,059,861
                                                      -----------
TOTAL INDUSTRIAL
  (Cost $9,665,163)                                    10,339,892
                                                      -----------
         TRANSPORTATION 7.91%
-----------------------------------------------------------------
            AIR TRANSPORTATION 7.91%
-----------------------------------------------------------------
   768,229  American Airlines Sr 1991, 9.71%,
            01/02/07                                      858,338
   474,463  Continental Airlines Pass-Through
            Certificates, 7.75%, 07/02/14                 510,914
   998,150  Jet Equipment Trust Series 95-B, 7.83%,
            02/15/15 (1)                                1,084,738
   903,777  United Airlines Pass-Through
            Certificates 95-A1, 9.02%, 04/19/12         1,040,143
                                                      -----------
                                                        3,494,133
                                                      -----------
TOTAL TRANSPORTATION
  (Cost $3,155,477)                                     3,494,133
                                                      -----------
         UTILITIES 2.08%
-----------------------------------------------------------------
            ELECTRIC & OTHER SERVICES COMBINED 1.02%
-----------------------------------------------------------------
   450,000  Pacificorp, 5.65%, 11/01/06                   450,034
                                                      -----------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE INTERMEDIATE-TERM BOND FUND
November 30, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
            NATURAL GAS 1.06%
-----------------------------------------------------------------
$  460,000  KN Energy Inc, 6.45%, 03/01/03            $   466,573
                                                      -----------
TOTAL UTILITIES
  (Cost $907,779)                                         916,607
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost $23,520,779)                                   24,721,277
                                                      -----------
       ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
       OBLIGATIONS & MORTGAGE-BACKED SECURITIES 18.20%
-----------------------------------------------------------------
            ASSET-BACKED SECURITIES 6.95%
-----------------------------------------------------------------
   500,000  American Express Master Trust, 5.90%,
            04/15/04                                      511,497
            California Infrastructure and Economic
            Development Bank:
   250,000  6.25%, 06/25/04                               258,081
   100,000  6.32%, 09/25/05                               100,149
   450,000  Ford Credit Auto Trust, 5.81%, 03/15/02       454,066
   200,000  Household Auto Revolving Trust, 6.30%,
            05/17/05(2)                                   200,000
   340,000  Newcourt Equipment Trust, 5.24%,
            12/20/02                                      339,456
            Premier Auto Trust:
   650,000  5.77%, 01/06/02                               654,839
   300,000  5.07%, 07/08/02                               298,705
   250,000  Union Acceptance Corp, 5.875%, 08/08/02       252,429
                                                      -----------
                                                        3,069,222
                                                      -----------

            COLLATERALIZED MORTGAGE OBLIGATIONS .70%
-----------------------------------------------------------------
   293,513  Collateralized Mortgage Security Corp,
            8.75%, 04/20/19                               311,733
                                                      -----------
Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------

            MORTGAGE-BACKED SECURITIES 10.55%
-----------------------------------------------------------------
$1,602,289  FHLMC GP #000336, 6.00%, 10/01/24         $ 1,590,432
 1,168,358  FNMA Pool #362443, 6.50%, 12/01/08          1,187,741
   923,844  FNMA Pool #303845, 7.00%, 05/01/11            946,211
   861,315  GNMA Pool #780019, 9.50%, 12/15/09            932,882
                                                      -----------
                                                        4,657,266
                                                      -----------
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED
  MORTGAGE OBLIGATIONS & MORTGAGE-BACKED SECURITIES
  (Cost $7,797,736)
                                                        8,038,221
                                                      -----------

       U.S. GOVERNMENT TREASURIES 20.74%
-----------------------------------------------------------------
            U.S. Treasury Notes:
 1,000,000  7.75%, 11/30/99(3)                          1,029,688
 1,000,000  5.875%, 02/15/00                            1,013,750
 1,500,000  6.875%, 03/31/00                            1,542,187
   500,000  6.75%, 04/30/00                               514,062
 2,250,000  6.25%, 04/30/01                             2,332,969
 2,000,000  7.875%, 08/15/01                            2,161,876
   500,000  7.25%, 08/15/04                               562,656
                                                      -----------
                                                        9,157,188
                                                      -----------
TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $8,979,681)
                                                        9,157,188
                                                      -----------
Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------

       MUTUAL FUNDS 3.22%
-----------------------------------------------------------------
 1,422,893  Dreyfus Cash Management Fund              $ 1,422,893
                                                      -----------
TOTAL MUTUAL FUNDS
  (Cost $1,422,893)                                     1,422,893
                                                      -----------

TOTAL INVESTMENTS
  (Cost $41,721,089)                       98.16%  $43,339,579
Other Assets in Excess of Liabilities       1.84%      812,968
                                          --------------------
NET ASSETS                                100.00%  $44,152,547
                                          --------------------
                                          --------------------

See Notes to Statements of Investments.

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
        CERTIFICATES OF PARTICIPATION 5.39%
---------------------------------------------------------------------------------
$  100,000  Colorado State Board of Agriculture,
            Certificate of Participation CSU
            Research Foundation Master Lease
            Purchase Agreement, 6.45%, 11/01/01,
            Optional anytime @ 100.00, MBIA                Aaa/AAA   $    102,308
   500,000  Fremont County, Certificate of
            Participation, Lease Purchase Agreement,
            5.125%, 12/15/11, Optional anytime @
            100.00, MBIA                                   Aaa/AAA        522,135
   500,000  Larimer County Certificate of
            Participation Courthouse & Jail
            Facilities Lease Purchase Agreement,
            4.75%, 12/15/09, Optional anytime @
            100.00                                         Aaa/AAA        511,625
   100,000  Moffat County, Certificate of
            Participation Public Safety Center
            Project Lease Purchase Agreement, 4.75%,
            06/01/09, Optional anytime @ 100.00,
            AMBAC                                          Aaa/AAA        102,411
   250,000  State of Colorado, Certificate of
            Participation Master Lease Purchase
            Agreement II, 5.10%, 11/01/06, Optional
            anytime @ 100.00, MBIA                         Aaa/AAA        266,578
   510,000  Weld County, Certificate of
            Participation Correctional Facilities
            Lease Purchase Agreement, 5.35%,
            08/01/10, Optional anytime @ 100.00,
            MBIA                                           Aaa/AAA        551,045
                                                                     ------------
TOTAL CERTIFICATES OF PARTICIPATION
  (Cost $1,954,008)                                                     2,056,102
                                                                     ------------

        GENERAL OBLIGATION BONDS 61.05%
---------------------------------------------------------------------------------
            COUNTY/CITY/SPECIAL DISTRICT/SCHOOL DISTRICT 61.05%
---------------------------------------------------------------------------------
   100,000  Adams County School District 12, 7.25%,
            12/15/09, Prerefunded 12/15/99 @ 100.00          NR/A+        104,118
   500,000  Adams County School District 14, 5.30%,
            12/01/09, Optional 12/01/07 @ 101.00,
            FSA                                            Aaa/AAA        539,455
   100,000  Adams & Arapahoe Counties Joint School
            District 28J, 5.75%, 12/01/06, MBIA            Aaa/AAA        111,233

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  100,000  Adams & Arapahoe Counties School
            District 29J, 5.40%, 12/01/09, Optional
            12/01/06 @ 100.00, MBIA                        Aaa/AAA   $    108,297
   250,000  Adams & Weld Counties School District
            27J, 5.55%, 12/01/09, Optional 12/01/06
            @ 100.00, FGIC                                 Aaa/AAA        270,620
   125,000  Alamosa & Conejos Counties School
            District Re-11J, 4.90%, 12/01/07,
            Optional 12/01/05 @ 100.00, MBIA               Aaa/AAA        131,266
   100,000  Arapahoe County School District 1,
            4.85%, 11/01/04, FSA                           Aaa/AAA        104,771
   100,000  Arapahoe County School District 2,
            6.75%, 12/01/04, Prerefunded 12/01/99 @
            101.00                                            A\NR        104,571
    25,000  Arapahoe County School District 2,
            6.75%, 12/01/04, Escrowed to Maturity             A\NR         28,737
            Arapahoe County School District 5:
   250,000    5.25%, 12/15/04, Optional 12/15/03 @
              100.00                                        Aa2/AA        265,542
   250,000    5.50%, 12/15/06                               Aa2/AA        275,025
            Arapahoe County School District 6:
   250,000    5.50%, 12/01/06                               Aa2/AA        274,928
 1,000,000    5.00%, 12/01/07                               Aa2/AA      1,068,740
   250,000  Archuleta & Hinsdale Counties Joint
            School District 50 JT, 5.50%, 12/01/14,
            Optional 12/01/06 @ 101.00, MBIA               Aaa/AAA        266,312
   100,000  Basalt & Rural Fire Protection District,
            Eagle & Pitkin Counties, 5.20%,
            12/01/15, Optional 12/01/06 @ 100.00,
            AMBAC                                          Aaa/AAA        104,469
            Boulder, Central Area General
            Improvement District:
   400,000    5.00%, 06/15/08, AMBAC                       Aaa/AAA        425,260
   500,000    4.60%, 06/15/11, Optional 06/15/08 @
              101.00, AMBAC                                Aaa/AAA        504,655
   500,000  Boulder, Boulder County Parks, 5.125%,
            12/15/09, Optional 12/15/06 @ 100.00
            Boulder & Gilpin Counties,                      Aa1/AA        528,135
            Boulder Valley School District Re-2:
   250,000    5.55%, 12/01/03                               Aa3/AA        269,525
   100,000    5.50%, 12/01/05, FGIC                        Aaa/AAA        108,955
 1,000,000    5.00%, 12/01/11, Optional 12/01/07 @
              100.00, FGIC                                 Aaa/AAA      1,039,100

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998 (continued)

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
            Boulder, Larimer, & Weld Counties, St.
            Vrain Valley School District Re-1J:
$  100,000    5.50%, 12/15/04, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA   $    106,628
   175,000    5.80%, 12/15/07, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA        188,816
   100,000    6.00%, 12/15/10, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA        108,246
   205,000  Brighton, Adams County, Water, 6.625%,
            12/01/11, Prerefunded 12/01/01 @ 101.00,
            MBIA                                           Aaa/AAA        224,231
   250,000  Broomfield, Boulder, Jefferson, Adams &
            Weld Counties, Water, 4.55%, 08/01/10,
            Optional 08/01/08 @ 100.00, FSA                Aaa/AAA        252,520
   100,000  Carbondale & Rural Fire Protection
            District, Garfield, Gunnison & Pitkin
            Counties, 5.20%, 12/01/10, Optional
            12/01/04 @ 101.00, AMBAC                       Aaa/AAA        106,069
   150,000  Chaffee County School District R-31,
            5.10%, 12/01/09, Optional 12/01/06 @
            100.00, FSA                                    Aaa/AAA        158,865
   425,000  Chaffee & Fremont Counties School
            District R-32J, 5.00%, 12/01/12,
            Optional 12/01/07 @ 100.00, FSA                Aaa/AAA        445,073
   250,000  Clear Creek County School District Re-1,
            5.40%, 12/01/11,Optional 12/01/05 @
            100.00, MBIA                                   Aaa/AAA        267,380
            Colorado Springs, El Paso County:
   125,000    6.60%, 09/01/00, Prerefunded 09/01/99
              @ 100.00                                      NR/AAA        128,256
   250,000    5.00%, 09/01/06, Optional 09/01/03 @
              100.00                                       Aa3/AA-        260,160
            Douglas & Elbert Counties School
            District Re-1:
   250,000    5.75%, 12/15/05, Optional 12/15/01 @
              101.00, FGIC                                 Aaa/AAA        266,038
   250,000    6.15%, 12/15/08, Optional 12/15/04 @
              101.00, MBIA                                 Aaa/AAA        279,417
            Eagle, Garfield & Routt Counties
            School District Re-50J:
    85,000    5.60%, 12/01/01, FGIC                        Aaa/AAA         89,748
Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  200,000    5.75%, 12/01/03, Optional 12/01/02 @
              100.00, FGIC                                 Aaa/AAA   $    214,048
   100,000  El Paso County School District 2, 5.70%,
            12/01/14, Optional 12/01/05 @ 100.00            Aa3/NR        105,725
   125,000  El Paso County School District 3, 6.20%,
            12/15/00, Optional 12/15/98 @ 101.00,
            MBIA                                           Aaa/AAA        128,020
   500,000  El Paso County School District 11,
            5.50%, 12/01/14, Optional 12/01/07 @
            103.00                                          Aa3/AA        542,050
            El Paso County School District 12:
    80,000    5.90%, 09/15/04                               Aa1/NR         88,314
   400,000    4.50%, 09/15/09, Optional 09/15/08 @
              100.00                                        Aa1/NR        411,472
   500,000    4.70%, 09/15/14, Optional 09/15/08 @
              100.00                                        Aa1/NR        508,930
   250,000  El Paso County School District 20,
            5.70%, 12/15/06, FGIC                          Aaa/AAA        277,343
   125,000  El Paso County School District 49,
            6.75%, 12/01/04, Optional 12/01/00 @
            100.00, MBIA                                   Aaa/AAA        132,625
   200,000  Fort Collins, Larimer County, Water,
            5.55%, 12/01/03, Optional 12/01/02 @
            101.00                                          Aa1/AA        214,296
   250,000  Fruita, Mesa County, 4.75%, 10/01/06,
            Optional 10/01/04 @ 100.00, MBIA               Aaa/AAA        258,740
   250,000  Garfield County School District Re-2,
            4.50%, 12/01/11, Optional 12/01/07 @
            100.00, FSA                                    Aaa/AAA        252,955
            Garfield, Pitkin & Eagle Counties
            Roaring Fork School District Re-1:
   500,000    5.125%, 12/15/10, Optional 12/15/05 @
              102.00, MBIA                                 Aaa/AAA        526,410
   250,000    6.60%, 12/15/14, Prerefunded 06/15/04
              @ 101.00, MBIA                               Aaa/AAA        285,362
   625,000  Goldsmith Metropolitan District,
            Arapahoe & Denver Counties, 6.50%,
            12/01/03, Prerefunded 12/01/99 @ 101.00,
            MBIA                                           Aaa/AAA        652,094
   500,000  Grand County, East Grand School District
            2, 5.00%, 12/01/17, Optional 12/01/08 @
            100.00, AMBAC                                  Aaa/AAA        504,215

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998 (continued)

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  150,000  Gunnison & Saguache Counties Watershed
            School District Re-1J, 6.00%, 12/01/05,
            MBIA                                           Aaa/AAA   $    167,777
            Jefferson County School District R-1:
   100,000    5.75%, 12/15/03, Prerefunded 12/15/02
              @ 101.00, AMBAC                              Aaa/AAA        108,451
   500,000    5.90%, 12/15/04, Prerefunded 12/15/02
              @ 101.00, AMBAC                              Aaa/AAA        545,050
   250,000  Lafayette, Boulder County 4.75%,
            12/15/10, Optional 12/15/08 @ 100.00,
            FGIC                                           Aaa/AAA        259,093
   250,000  La Plata County School District 9-R,
            5.25%, 11/01/05, MBIA                          Aaa/AAA        268,405
            Larimer County, Poudre School
            District R-1:
   125,000    7.00%, 12/15/08, Prerefunded 12/15/01
              @ 101.00                                       NR\NR        137,769
   250,000    5.00%, 12/15/16, Optional 12/15/08 @
              100.00, FSA                                  Aaa/AAA        252,552
   500,000  Larimer, Weld, & Boulder Counties,
            Thompson School District R2-J, 5.40%,
            12/15/13, Optional 06/15/07 @ 101.00,
            FGIC                                           Aaa/AAA        528,170
   100,000  Longmont, Boulder County, 5.15%,
            09/01/99, MBIA                                 Aaa/AAA        101,551
            Mesa County Valley School District 51:
   250,000    4.80%, 12/01/05, MBIA                        Aaa/AAA        261,893
   500,000    5.40%, 12/01/12, Optional 12/01/06 @
              101.00, MBIA                                 Aaa/AAA        531,110
   150,000  Montezuma County School District Re-4A,
            5.10%, 12/01/10, Optional 12/01/07 @
            101.00, MBIA                                   Aaa/AAA        160,263
   250,000  Northglenn, Adams County, Water, 5.50%,
            12/01/06, Optional 12/01/04 @ 101.00,
            FSA                                            Aaa/AAA        270,555
   100,000  Otero County, East Otero School District
            R-1, 5.05%, 12/15/09, Optional 12/15/05
            @ 100.00, FSA                                  Aaa/AAA        105,283
   100,000  Pitkin County School District Re-1,
            5.50%, 11/15/00, AMBAC                         Aaa/AAA        103,835
Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$1,000,000  Poudre Valley Hospital District, Larimer
            County, 5.375%, 11/15/07, Optional
            11/15/03 @ 100.00                               Aa/AA-   $  1,053,450
            Pueblo, Pueblo County Limited Tax:
   200,000    5.80%, 06/01/11, Optional 06/01/06 @
              100.00, MBIA                                 Aaa/AAA        219,656
   250,000    6.00%, 06/01/16, Optional 06/01/06 @
              100.00, MBIA                                 Aaa/AAA        273,987
   225,000  Pueblo County School District 70, 5.00%,
            12/01/11, Optional 12/01/07 @ 100.00,
            AMBAC                                          Aaa/AAA        233,253
   150,000  Rio Grande County School District C-8,
            5.35%, 11/15/11, Optional 11/15/05 @
            100.00, FSA                                    Aaa/AAA        159,400
            Routt County School District Re-2:
    75,000    5.00%, 12/01/05, Optional 12/01/03 @
              100.00, FGIC                                 Aaa/AAA         78,232
   250,000    5.05%, 12/01/13, Optional 12/01/07 @
              100.00, MBIA                                 Aaa/AAA        257,065
   100,000  San Miguel & Montrose Counties, School
            District R-2J, 5.00%, 12/01/12, Optional
            12/01/07 @ 100.00, MBIA                        Aaa/AAA        104,572
   250,000  San Miguel County School District R-1,
            5.50%, 12/01/12, Optional 12/01/05 @
            101.00, MBIA                                   Aaa/AAA        266,818
   250,000  South Suburban Park and Recreation
            District, Arapahoe, Douglas & Jefferson
            Counties, 5.00%, 12/15/12, Optional
            12/15/08 @ 100.00, FGIC                        Aaa/AAA        257,762
   250,000  Thornton, Adams County, Water, 6.00%,
            12/01/05, Optional 12/01/02 @ 101.00,
            FGIC                                           Aaa/AAA        271,425
   135,000  Three Lakes Water & Sanitation District,
            Grand County Limited Tax, 6.00%,
            06/01/00, Optional 12/01/98 @ 101.00,
            MBIA                                           Aaa/AAA        138,171
   115,000  Upper San Juan Hospital District,
            Archuleta, Hinsdale & Mineral Counties,
            4.65%, 11/01/13, Optional 11/01/07 @
            100.00, MBIA                                   Aaa/AAA        115,918

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998 (continued)

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  150,000  Weld County School District Re-4, 5.30%,
            12/01/10, Optional 12/01/05 @ 100.00,
            MBIA                                           Aaa/AAA   $    159,003
            Weld County School District 6:
   250,000    5.50%, 12/01/06                               Aa3/AA        274,567
   250,000    5.20%, 12/01/10, Optional 12/01/07 @
              101.00                                        Aa3/AA        266,810
   100,000  Woodland Park, Teller County, 6.30%,
            07/01/08, Optional 07/01/00 @ 101.00,
            FGIC                                           Aaa/AAA        105,068
   125,000  Woodmoor Water & Sanitation District 1,
            El Paso County, 6.20%, 12/01/00,
            Optional 12/01/98 @ 100.00, MBIA               Aaa/AAA        125,010
   250,000  Wray Community Hospital District, Yuma
            County, 5.00%, 10/15/11, Optional
            10/15/04 @ 100.00, AMBAC                       Aaa/AAA        258,502
   250,000  Yuma Hospital District, Yuma County,
            4.95%, 11/01/14, Optional 11/01/07 @
            100.00, MBIA                                   Aaa/AAA        258,368
                                                                     ------------
TOTAL GENERAL OBLIGATION BONDS
  (Cost $22,300,664)                                                   23,296,554
                                                                     ------------

        REVENUE BONDS 27.43%
---------------------------------------------------------------------------------
            EDUCATION 1.24%
---------------------------------------------------------------------------------
   100,000  State of Colorado Department of Higher
            Education by State Board for Community
            Colleges & Occupational Education,
            5.20%, 11/01/03, Optional 11/01/02 @
            100.00, AMBAC                                  Aaa/AAA        104,976
   100,000  University of Colorado Board of Regents,
            Auxiliary Facilities, 6.50%, 06/01/01,
            Prerefunded 06/01/00 @ 101.00                    A1/NR        105,369
   250,000  University of Northern Colorado Board of
            Trustees, Auxiliary Facilities System,
            5.00%, 06/01/03, MBIA                          Aaa/AAA        261,888
                                                                     ------------
                                                                          472,233
                                                                     ------------
Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
            PUBLIC FACILITIES 0.57%
---------------------------------------------------------------------------------
$  200,000  Denver Metropolitan Major League
            Baseball Stadium District Sales Tax,
            6.25%, 10/01/02, Prerefunded 10/01/01 @
            101.00, FGIC                                   Aaa/AAA   $    215,880
                                                                     ------------
                                                                          215,880
                                                                     ------------

            SPECIAL TAX 10.68%
---------------------------------------------------------------------------------
   500,000  Boulder County Open Space Sales & Use
            Tax, 5.75%, 12/15/04, FGIC                     Aaa/AAA        548,225
   250,000  Boulder Urban Renewal Authority Tax
            Increment, 6.00%, 03/01/02, Optional
            03/01/00 @ 101.00, MBIA                        Aaa/AAA        259,820
   250,000  Breckenridge, Summit County Excise Tax,
            5.20%, 12/01/01, Optional 12/01/00 @
            101.00, MBIA                                   Aaa/AAA        259,990
    50,000  Brighton, Adams County Sales & Use Tax
            Revenue, 4.70%, 12/01/03, FGIC                 Aaa/AAA         51,968
   200,000  Castle Rock, Douglas County Sales & Use
            Tax, 5.25%, 06/01/06, FSA                      Aaa/AAA        215,128
   100,000  Commerce City, Adams County Sales & Use
            Tax, 5.375%, 08/01/07, Optional 08/01/03
            @ 101.00, MBIA                                 Aaa/AAA        106,102
   250,000  Douglas County Sales & Use Tax, 5.25%,
            10/15/07, Optional 10/15/06 @ 100.00,
            MBIA                                           Aaa/AAA        268,475
   500,000  Fort Collins, Larimer County Sales & Use
            Tax, 4.90%, 06/01/01, FGIC                     Aaa/AAA        514,975
   250,000  Greeley, Weld County Sales & Use Tax,
            4.80%, 10/01/15, Optional 10/01/08 @
            100.00, MBIA                                   Aaa/AAA        249,470
   150,000  Ignacio, La Plata County Sales Tax,
            4.75%, 12/01/09, AMBAC                         Aaa/AAA        155,601
   150,000  Lafayette, Boulder County Sales & Use
            Tax, 6.40%, 11/15/04, Prerefunded
            11/15/01 @ 100.00, AMBAC                       Aaa/AAA        161,740
   250,000  Lakewood, Jefferson County Sales & Use
            Tax 4.70%, 12/01/12, Optional 12/01/09 @
            100.00                                           NR/AA        249,645

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998 (continued)

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  100,000  Las Animas County Sales & Use Tax,
            4.75%, 12/01/06, Asset Guaranty                  NR/AA   $    102,747
   250,000  Louisville, Boulder County Sales Tax
            Revenue 4.85%, 12/01/04, Optional
            12/01/03 @ 101.00, FSA                         Aaa/AAA        262,193
   150,000  Montrose, Montrose County General Fund
            Excise Tax Revenue, 5.00%, 12/01/17,
            Optional 12/01/08 @ 100.00, AMBAC              Aaa/AAA        153,318
   250,000  Thornton, Adams County Sales & Use Tax,
            4.75%, 03/01/07, AMBAC                         Aaa/AAA        260,555
   250,000  Vail, Eagle County Sales Tax Revenue,
            4.40%, 12/01/09, Optional 12/01/08 @
            100.00, MBIA                                   Aaa/AAA        253,517
                                                                     ------------
                                                                        4,073,469
                                                                     ------------

            TRANSPORTATION 0.69%
---------------------------------------------------------------------------------
   250,000  Colorado Springs, El Paso County Airport
            System, 5.10%, 01/01/10, Optional
            01/01/06 @ 101.00, MBIA                        Aaa/AAA        261,618
                                                                     ------------
                                                                          261,618
                                                                     ------------

            UTILITY 14.25%
---------------------------------------------------------------------------------
   150,000  Berthoud, Larimer & Weld Counties, Water
            Enterprise, 5.00%, 10/15/09, Optional
            10/15/07 @ 100.00, FSA                         Aaa/AAA        158,466
            Boulder, Boulder County Water & Sewer:
    75,000    5.75%, 12/01/06, Optional 12/01/02 @
              100.00                                         Aa/AA         80,096
   500,000    5.50%, 12/01/11, Optional 12/01/06 @
              100.00                                         Aa/AA        536,065
   250,000    Central Weld County Water District,
              5.25%, 12/01/05, Optional 12/01/03 @
              100.00, MBIA                                 Aaa/AAA        264,622
            Colorado Springs, El Paso County
            Utilities Systems:
   100,000    6.40%, 11/15/02, Optional 11/15/01 @
              102.00                                        Aa2/AA        109,068
   250,000    5.75%, 11/15/10, Optional 11/15/06 @
              100.00                                        Aa2/AA        274,560
Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  200,000  Colorado Water Resources and Power
            Development Authority, Clean Water 1998
            Series B Project Loan Subaccount for
            Colorado Springs, 5.00%, 09/01/08              Aaa/AAA   $    213,508
   250,000  Fort Collins, Larimer County Wastewater
            Utility Enterprise Sewer, 5.375%,
            12/01/09, Optional 12/01/05 @ 100.00,
            FGIC                                           Aaa/AAA        265,793
   100,000  Lafayette, Boulder County Sewer, 4.95%,
            09/01/05, FGIC                                 Aaa/AAA        105,871
   500,000  Little Thompson Water District, Larimer,
            Weld & Boulder Counties, 5.50%,
            12/01/11, Optional 12/01/05 @ 101.00,
            MBIA                                           Aaa/AAA        540,920
   500,000  Mesa County, Sewer, 5.85%, 11/01/05,
            Optional 11/01/02 @ 100.00, FGIC               Aaa/AAA        533,565
   500,000  Metropolitan Denver Sewage Disposal
            District 1, Sewer 5.45%, 04/01/03,
            Escrowed to Maturity                           Aaa/AAA        532,670
            Municipal Subdistrict, Northern Colorado
            Water Conservancy District:
   500,000    5.85%, 12/01/02, AMBAC                       Aaa/AAA        538,690
   250,000    5.25%, 12/01/15, Optional 12/01/07 @
              100.00, AMBAC                                Aaa/AAA        259,962
            Platte River Power Authority:
   100,000    5.75%, 06/01/04, Optional 06/01/02 @
              102.00                                        Aa3/A+        107,578
   500,000    5.75%, 06/01/04, MBIA                        Aaa/AAA        544,380
   250,000  Ute Water Conservancy District, Mesa
            County, 4.80%, 06/15/02, MBIA                  Aaa/AAA        258,628
   100,000  Westminster, Adams County Water &
            Wastewater Utility Enterprise, 6.25%,
            12/01/14, Optional 12/01/04 @ 100.00,
            AMBAC                                          Aaa/AAA        111,057
                                                                     ------------
                                                                        5,435,499
                                                                     ------------
TOTAL REVENUE BONDS
  (Cost $10,034,247)                                                   10,458,699
                                                                     ------------

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    INVESTMENTS                      REPORT                       (UNAUDITED)

WESTCORE COLORADO TAX-EXEMPT FUND
November 30, 1998 (continued)

Shares or                                                 Bond
Principal                                                Rating
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
        MUTUAL FUNDS 2.89%
---------------------------------------------------------------------------------
 1,104,296  Dreyfus Municipal Money Market Fund                      $  1,104,296
                                                                     ------------
TOTAL MUTUAL FUNDS
  (Cost $1,104,296)                                                     1,104,296
                                                                     ------------

TOTAL INVESTMENTS
  (Cost $35,393,215)                                       96.76%    $ 36,915,651
Other Assets in Excess of Liabilities                       3.24%       1,239,735
                                                         ------------------------
NET ASSETS                                                100.00%    $ 38,155,386
                                                         ------------------------
                                                         ------------------------

Notes to Statements of Investments
----------------------------------
** Non-income producing security.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) When-issued security settling 12/3/98.
(3) $308,812 of this amount is segregated to fulfill the Fund's commitment to when-issued securities.

    STATEMENTS OF ASSETS   WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    AND LIABILITIES                  REPORT                       (UNAUDITED)

                                                              Westcore     Westcore     Westcore     Westcore     Westcore
                                                 Westcore      Growth        Blue        Mid-Cap     Small-Cap    Long-Term
                                               MIDCO Growth  and Income      Chip      Opportunity  Opportunity     Bond
                                                   Fund         Fund         Fund         Fund         Fund         Fund
                                               ------------  -----------  -----------  -----------  -----------  -----------
ASSETS
  Investments, at value
    (cost - see below)                         $525,428,480  $12,862,335  $68,141,550  $2,575,866   $97,059,260  $20,760,044
    - see accompanying statements
  Receivable for investments sold                2,740,929            0            0       77,246      710,743            0
  Dividends and interest receivable                298,522       15,039       87,784        2,475       82,405      278,911
  Receivable for fund shares subscribed            106,677          338    1,227,547        2,050       74,912       56,319
  Organizational costs, net of accumulated
    amortization                                         0            0            0            0        1,136            0
  Prepaid and other assets                         258,090        7,984       19,398       32,152       26,897        7,141
----------------------------------------------------------------------------------------------------------------------------
  Total Assets                                 528,832,698   12,885,696   69,476,279    2,689,789   97,955,353   21,102,415
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Collateral received from broker               29,001,400            0      684,500            0    2,693,000            0
  Payable for investments purchased              3,512,709            0       70,169       80,029    1,668,046            0
  Payable for fund shares redeemed              28,969,394        4,846      136,583          390      592,636        8,539
  Payable for investment advisory fee              265,301            0       31,909            0       59,982        4,015
  Payable for administration fee                   122,446        1,714       16,673            0       22,672        4,835
  Payable for trustees fees                        177,934        4,897       11,228          118        4,867        4,761
  Other payables                                   784,773       33,223       37,629       37,102       16,112       17,052
----------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                             62,833,957       44,680      988,691      117,639    5,057,315       39,202
----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                                   $465,998,741  $12,841,016  $68,487,588  $2,572,150   $92,898,038  $21,063,213
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS
  Paid-in capital                              $289,709,199  $6,655,158   $42,157,807  $2,618,067   $90,567,639  $18,395,360
  (Over)/Undistributed net investment income    (2,479,672 )   (186,609 )    (58,851 )     (3,280 )    101,941       20,033
  Accumulated net realized gain (loss) on
    investment transactions                     54,997,950    1,286,278   10,127,046      (49,204 )  1,769,901      203,232
  Net unrealized appreciation on investments   123,771,264    5,086,189   16,261,586        6,567      458,557    2,444,588
----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                                   $465,998,741  $12,841,016  $68,487,588  $2,572,150   $92,898,038  $21,063,213
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
  Net Assets                                   $465,998,741  $12,841,016  $68,487,588  $2,572,150   $92,898,038  $21,063,213
  Shares of beneficial interest outstanding     23,711,564      990,286    3,786,084      236,013    4,106,710    1,964,581
  Net asset value and redemption price per
    share                                           $19.65       $12.97       $18.09       $10.90       $22.62       $10.72
----------------------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                            $401,657,216  $7,776,146   $51,879,964  $2,569,299   $96,600,703  $18,315,456

                                                Westcore     Westcore
                                               Intermediate-  Colorado
                                                Term Bond   Tax-Exempt
                                                  Fund         Fund
                                               -----------  -----------
ASSETS
  Investments, at value
    (cost - see below)                         $43,339,579  $36,915,651
    - see accompanying statements
  Receivable for investments sold                       0            0
  Dividends and interest receivable               621,410      753,176
  Receivable for fund shares subscribed           441,603      507,483
  Organizational costs, net of accumulated
    amortization                                        0            0
  Prepaid and other assets                         27,497       10,765
---------------------------------------------  ------------------------
  Total Assets                                 44,430,089   38,187,075
---------------------------------------------  ------------------------
LIABILITIES
  Collateral received from broker                       0            0
  Payable for investments purchased               199,469            0
  Payable for fund shares redeemed                 13,580            0
  Payable for investment advisory fee              11,033            0
  Payable for administration fee                   10,529        7,714
  Payable for trustees fees                        15,831        3,345
  Other payables                                   27,100       20,630
---------------------------------------------  ------------------------
  Total Liabilities                               277,542       31,689
---------------------------------------------  ------------------------
  NET ASSETS                                   $44,152,547  $38,155,386
---------------------------------------------  ------------------------
---------------------------------------------  ------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital                              $43,839,569  $36,642,496
  (Over)/Undistributed net investment income       42,884       27,484
  Accumulated net realized gain (loss) on
    investment transactions                    (1,348,396 )    (37,030 )
  Net unrealized appreciation on investments    1,618,490    1,522,436
---------------------------------------------  ------------------------
  NET ASSETS                                   $44,152,547  $38,155,386
---------------------------------------------  ------------------------
NET ASSET VALUE PER SHARE
  Net Assets                                   $44,152,547  $38,155,386
  Shares of beneficial interest outstanding     4,182,625    3,398,712
  Net asset value and redemption price per
    share                                          $10.56       $11.23
---------------------------------------------  ------------------------
COST OF INVESTMENTS                            $41,721,089  $35,393,215

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF          WESTCORE FUNDS SEMI-ANNUAL  SIX MONTHS ENDED NOVEMBER
    OPERATIONS                       REPORT              30, 1998 (UNAUDITED)

                                                  Westcore       Westcore       Westcore       Westcore       Westcore
                                  Westcore         Growth          Blue         Mid-Cap        Small-Cap      Long-Term
                                MIDCO Growth     and Income        Chip       Opportunity     Opportunity       Bond
                                    Fund            Fund           Fund          Fund*           Fund           Fund
                                -------------   ------------   ------------   ------------   -------------   -----------
INVESTMENT INCOME
Dividends                       $    631,785    $    75,500    $   434,702    $       811    $    476,053    $        0
Interest                             695,675         14,435         68,830          1,021         134,575       636,559
Other Income                          83,510          1,373          4,857              0          34,603             0
------------------------------------------------------------------------------------------------------------------------
Total Income                       1,410,970         91,308        508,389          1,832         645,231       636,559
------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees           1,657,269         44,450        224,986          3,067         395,213        44,825
Administrative fees                  764,893         20,515        103,840          1,227         118,564        29,883
Transfer agent fees                  180,350         23,650         29,495            793          23,900         6,445
Fund accounting fees and
  expenses                            70,800         17,350         15,695          4,880          17,300        15,815
Legal fees                            95,200          4,055         16,360         30,718          10,220         4,550
Printing expenses                     43,600          2,730          7,280            305           8,190           910
Registration fees                      2,730          6,370         10,010          2,440           9,241         8,190
Audit fees                            10,160          4,640          6,370          1,647           4,625         4,625
Custodian fees                        32,700          5,880          7,670            183          20,155         2,730
Amortization of organization
  costs                                    0              0              0              0           8,522             0
Insurance                             12,369              0          2,768            122             924           924
Trustee fees and expenses             25,741            950          3,785            183           3,891           952
Other                                      0              0            540            183             552             0
------------------------------------------------------------------------------------------------------------------------
Total expenses before waivers      2,895,812        130,590        428,799         45,748         621,297       119,849
Expenses waived by:
  Investment adviser                 (33,527)       (44,450)       (28,553)        (3,067)       (102,119)      (23,004)
  Administrators                      (2,473)        (7,456)        (2,095)        (1,227)         (5,359)       (2,172)
Expenses reimbursed by:
  Investment adviser                       0              0              0        (36,342)              0             0
------------------------------------------------------------------------------------------------------------------------
Net Expenses                       2,859,812         78,684        398,151          5,112         513,819        94,673
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)      (1,448,842)        12,624        110,238         (3,280)        131,412       541,886
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
  investment transactions         (3,916,989)    (1,016,001)     3,844,645        (49,204)     (3,422,361)      172,364
Unrealized appreciation on
  investments
  Beginning of period            143,835,335      4,999,146     23,180,332       (255,667)      8,993,390     1,945,921
  End of period                  123,771,264      5,086,189     16,261,586          6,567         458,557     2,444,588
Change in net unrealized
  appreciation or depreciation
  of investments                 (20,064,071)        87,043     (6,918,746)       262,234      (8,534,833)      498,667
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS     (23,981,060)      (928,958)    (3,074,101)       213,030     (11,957,194)      671,031
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    $(25,429,902)   $  (916,334)   $(2,963,863)   $   209,750    $(11,825,782)   $1,212,917
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                               Westcore      Westcore
                              Intermediate-  Colorado
                               Term Bond    Tax-Exempt
                                 Fund          Fund
                              -----------   -----------
INVESTMENT INCOME
Dividends                     $        0    $        0
Interest                       1,589,614       855,999
Other Income                           0             0
-------------------------------------------------------
Total Income                   1,589,614       855,999
-------------------------------------------------------
EXPENSES
Investment advisory fees         109,798        89,114
Administrative fees               73,198        53,468
Transfer agent fees               10,160         6,550
Fund accounting fees and
  expenses                        14,980        21,260
Legal fees                        10,920         8,190
Printing expenses                  2,745         4,550
Registration fees                  6,370             0
Audit fees                         7,400         5,610
Custodian fees                     2,730         2,775
Amortization of organization
  costs                                0             0
Insurance                             47           918
Trustee fees and expenses          2,857         1,867
Other                                  0           540
-------------------------------------------------------
Total expenses before waivers    241,205       194,842
Expenses waived by:
  Investment adviser             (30,774)      (89,114)
  Administrators                  (2,909)      (15,657)
Expenses reimbursed by:
  Investment adviser                   0             0
-------------------------------------------------------
Net Expenses                     207,522        90,071
-------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)   1,382,092       765,928
-------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
  investment transactions        386,630         8,669
Unrealized appreciation on
  investments
  Beginning of period          1,682,395     1,030,648
  End of period                1,618,490     1,522,436
Change in net unrealized
  appreciation or depreciation
  of investments                 (63,905)      491,788
-------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS     322,725       500,457
-------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                  $1,704,817    $1,266,385
-------------------------------------------------------
-------------------------------------------------------

* For the period October 1, 1998 (inception of offering) to November 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES  WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    IN NET ASSETS                    REPORT                       (UNAUDITED)

                                                                               WESTCORE MIDCO GROWTH FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $ (1,448,842)     $ (4,523,699)
Net realized gain/(loss) from investment transactions                          (3,916,989)      120,992,876
Change in unrealized net appreciation or depreciation of investments          (20,064,071)      (27,287,692)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations               (25,429,902)       89,181,485
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                            0                 0
  From net realized gain from investment transactions                                   0       (84,245,727)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                                 0       (84,245,727)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                   282,852,872       541,305,083
Shares issued in reinvestment of dividends and distributions                            0        81,419,112
------------------------------------------------------------------------------------------------------------
                                                                              282,852,872       622,724,195
Shares redeemed                                                              (356,717,469)     (652,374,393)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                       (73,864,597)      (29,650,198)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                         (99,294,499)      (24,714,440)
NET ASSETS:
Beginning of period                                                           565,293,240       590,007,680
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $(2,479,672) and $(1,030,830), respectively.)                              $465,998,741      $565,293,240
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                             WESTCORE GROWTH AND INCOME FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $     12,624      $     67,141
Net realized gain/(loss) from investment transactions                          (1,016,001)        4,495,635
Change in unrealized net appreciation or depreciation of investments               87,043        (1,214,885)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                  (916,334)        3,347,891
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                            0           (87,477)
  From net realized gain from investment transactions                                   0        (2,061,541)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                                 0        (2,149,018)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                       243,901         2,719,029
Shares issued in reinvestment of dividends and distributions                            0         1,872,758
------------------------------------------------------------------------------------------------------------
                                                                                  243,901         4,591,787
Shares redeemed                                                                (1,646,644)      (11,355,464)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        (1,402,743)       (6,763,677)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (2,319,077)       (5,564,804)
NET ASSETS:
Beginning of period                                                            15,160,093        20,724,897
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $(186,609) and $(199,233), respectively.)                                  $ 12,841,016      $ 15,160,093
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES  WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    IN NET ASSETS                    REPORT                       (UNAUDITED)

                                                                                 WESTCORE BLUE CHIP FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $    110,238      $    398,024
Net realized gain/(loss) from investment transactions                           3,844,645        13,222,160
Change in unrealized net appreciation or depreciation of investments           (6,918,746)        3,404,571
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                (2,963,863)       17,024,755
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                     (150,464)         (452,695)
  From net realized gain from investment transactions                                   0       (12,258,397)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (150,464)      (12,711,092)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    20,804,169        25,842,217
Shares issued in reinvestment of dividends and distributions                      136,219        11,179,268
------------------------------------------------------------------------------------------------------------
                                                                               20,940,388        37,021,485
Shares redeemed                                                               (21,815,275)      (35,308,645)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                          (874,887)        1,712,840
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (3,989,214)        6,026,503
NET ASSETS:
Beginning of period                                                            72,476,802        66,450,299
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $(58,851) and $(18,625), respectively.)                                    $ 68,487,588      $ 72,476,802
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                              WESTCORE MID-CAP OPPORTUNITY
                                                                                          FUND
                                                                             -------------------------------
                                                                              For the Period
                                                                              October 1, 1998
                                                                              (inception) to
                                                                             November 30, 1998
                                                                             -----------------
OPERATIONS
Net investment income/(loss)                                                 $         (3,280)
Net realized gain/(loss) from investment transactions                                 (49,204)
Change in unrealized net appreciation or depreciation of investments                  262,234
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                       209,750
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                                0
  From net realized gain from investment transactions                                       0
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                                     0
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares issued in connection with the conversion of a separately managed
  investment partnership (Note 5)                                                   2,211,243
Shares sold                                                                           177,857
Shares issued in reinvestment of dividends and distributions                                0
------------------------------------------------------------------------------------------------------------
                                                                                    2,389,100
Shares redeemed                                                                       (26,700)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                             2,362,400
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                               2,572,150
NET ASSETS:
Beginning of period                                                                         0
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $(3,280)                                                                   $      2,572,150
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES  WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    IN NET ASSETS                    REPORT                       (UNAUDITED)

                                                                             WESTCORE SMALL-CAP OPPORTUNITY
                                                                                          FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $    131,412      $     14,691
Net realized gain/(loss) from investment transactions                          (3,422,361)        8,453,552
Change in unrealized net appreciation or depreciation of investments           (8,534,833)        2,626,428
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations               (11,825,782)       11,094,671
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                            0           (52,827)
  From net realized gain from investment transactions                                   0        (6,466,938)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                                 0        (6,519,765)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    66,845,664        27,101,036
Shares issued in reinvestment of dividends and distributions                            0         5,658,612
------------------------------------------------------------------------------------------------------------
                                                                               66,845,664        32,759,648
Shares redeemed                                                               (23,191,187)      (12,226,884)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        43,654,477        20,532,764
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          31,828,695        25,107,670
NET ASSETS:
Beginning of period                                                            61,069,343        35,961,673
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $101,941and $(29,471), respectively.)                                      $ 92,898,038      $ 61,069,343
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                              WESTCORE LONG-TERM BOND FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $    541,886      $  1,042,738
Net realized gain/(loss) from investment transactions                             172,364           274,029
Change in unrealized net appreciation or depreciation of investments              498,667         1,396,259
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 1,212,917         2,713,026
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                     (538,063)       (1,045,049)
  From net realized gain from investment transactions                                   0          (432,601)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (538,063)       (1,477,650)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                     3,843,562         3,125,855
Shares issued in reinvestment of dividends and distributions                      518,926         1,411,449
------------------------------------------------------------------------------------------------------------
                                                                                4,362,488         4,537,304
Shares redeemed                                                                (2,440,393)       (7,466,668)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                         1,922,095        (2,929,364)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                           2,596,949        (1,693,988)
NET ASSETS:
Beginning of period                                                            18,466,264        20,160,252
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $20,033 and $16,210 respectively.)                                         $ 21,063,213      $ 18,466,264
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES  WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    IN NET ASSETS                    REPORT                       (UNAUDITED)

                                                                             WESTCORE INTERMEDIATE-TERM BOND
                                                                                          FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $  1,382,092      $  3,076,508
Net realized gain/(loss) from investment transactions                             386,630            48,444
Change in unrealized net appreciation or depreciation of investments              (63,905)        1,492,690
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 1,704,817         4,617,642
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                   (1,380,493)       (3,079,017)
  From net realized gain from investment transactions                                   0              (495)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (1,380,493)       (3,079,512)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                     8,918,493        13,139,252
Shares issued in reinvestment of dividends and distributions                    1,184,063         2,564,832
------------------------------------------------------------------------------------------------------------
                                                                               10,102,556        15,704,084
Shares redeemed                                                               (16,433,551)      (30,251,535)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        (6,330,995)      (14,547,451)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (6,006,671)      (13,009,321)
------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                            50,159,218        63,168,539
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $42,884 and $41,285, respectively.)                                        $ 44,152,547      $ 50,159,218
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                              WESTCORE COLORADO TAX-EXEMPT
                                                                                          FUND
                                                                             -------------------------------
                                                                              Six Months
                                                                                 Ended
                                                                             November 30,       Year Ended
                                                                                 1998          May 29, 1998
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $    765,928      $  1,183,344
Net realized gain/(loss) from investment transactions                               8,669           (14,054)
Change in unrealized net appreciation or depreciation of investments              491,788           617,993
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 1,266,385         1,787,283
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                     (756,698)       (1,181,159)
  From net realized gain from investment transactions                                   0                 0
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (756,698)       (1,181,159)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                     8,416,874        13,594,537
Shares issued in reinvestment of dividends and distributions                      579,307           888,955
------------------------------------------------------------------------------------------------------------
                                                                                8,996,181        14,483,492
Shares redeemed                                                                (2,851,946)       (4,935,811)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                         6,144,235         9,547,681
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                           6,653,922        10,153,805
NET ASSETS:
Beginning of period                                                            31,501,464        21,347,659
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $27,484 and $18,254, respectively.)                                        $ 38,155,386      $ 31,501,464
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                           WESTCORE MIDCO GROWTH FUND
                   -----------------------------------------------------------------------------------------------------------
                                             Institutional Shares
                   ------------------------------------------------------------------------            Retail Shares
Selected data for                                                                            ---------------------------------
a share of           For the
beneficial          Six Months    For the     For the                 For the                             For the
interest              Ended      Year Ended  Year Ended              Year Ended                        Period Ended
outstanding        November 30,   May 29,     May 30,                 May 31,                             May 31,
throughout the     ------------  ----------  ----------  ----------------------------------  ---------------------------------
periods indicated:     1998         1998        1997        1996        1995        1994       1996**       1995       1994*
                   ------------  ----------  ----------  ----------  ----------  ----------  -----------  ---------  ---------
Net asset value -
  beginning of
  period             $20.54      $20.92      $22.90        $17.12      $16.09      $15.79     $17.10       $16.10    $17.33
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income/(loss)       (0.07)        (0.17)      (0.15)      (0.08)       0.00        0.00      (0.01)       (0.03)     (0.01)
Net realized and
  unrealized
  gain/(loss) on
  investment
  transactions        (0.82)         3.03        1.19        6.58        1.56        1.34       3.12         1.56      (0.19)
------------------------------------------------------------------------------------------------------------------------------
Total
  income/(loss)
  from investment
  operations          (0.89)         2.86        1.04        6.50        1.56        1.34       3.11         1.53      (0.20)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Distributions from
  net realized
  gain on
  investments         (0.00)        (3.24)      (3.02)      (0.72)      (0.53)      (1.03)     (0.00)       (0.53)     (1.02)
Return of Capital     (0.00)        (0.00)      (0.00)      (0.00)      (0.00)      (0.01)     (0.00)       (0.00)     (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total
  distributions       (0.00)        (3.24)      (3.02)      (0.72)      (0.53)      (1.04)     (0.00)       (0.53)     (1.03)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -
  end of period      $19.65        $20.54      $20.92      $22.90      $17.12      $16.09     $20.21       $17.10     $16.10
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total return          (4.33)%       15.10%       5.27%      38.62%      10.05%       8.37%     18.19%        9.78%     (1.88)%(2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (in
  thousands)       $465,999      $565,293    $590,008    $656,490    $401,760    $335,453    $30,827      $25,677    $16,309
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average net
  assets               1.12%(2)      1.13%       1.14%       1.08%       0.94%       0.84%      1.16%(2)     1.19%      1.10%(2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average net
  assets without
  fee waivers          1.14%(2)      1.13%       1.14%       1.10%       0.96%       0.87%      1.17%(2)     1.21%      1.13%(2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratio of net
  investment
  income/(loss) to
  average net
  assets              (0.57)%(2)    (0.71)%     (0.70)%     (0.42)%     (0.03)%     (0.09)%    (0.24)%(2)   (0.28)%    (0.37)%(2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Ratio of net
  investment
  income/(loss) to
  average net
  assets without
  fee waivers         (0.58)%(2)    (0.71)%     (0.71)%     (0.44)%     (0.05)%     (0.12)%    (0.26)%(2)   (0.30)%    (0.40)%(2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
  rate (1)            51.12%        75.79%      60.78%      62.83%      50.19%      52.05%     62.83%       50.19%     52.05%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $242,074,876 and $310,259,285, respectively.
(2) Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                WESTCORE GROWTH AND INCOME FUND
                              --------------------------------------------------------------------
                                                      Institutional Shares
                              --------------------------------------------------------------------
                              For the
                                Six
                               Months     For the     For the
                               Ended       Year        Year                   For the
Selected data for a share of  November     Ended       Ended                Year Ended
beneficial interest             30,       May 29,     May 30,                 May 31,
outstanding throughout the    --------   ---------   ---------   ---------------------------------
periods indicated:              1998       1998        1997        1996        1995        1994
                              --------   ---------   ---------   ---------   ---------   ---------
Net asset value - beginning
  of period:                  $13.74     $13.03      $12.32       $10.50      $10.62       $11.51
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income/(loss)   (0.01)       0.01        0.07        0.15        0.20        0.51
Net realized and unrealized
  gain/(loss) on investment
  transactions                 (0.76)       2.54        2.19        2.57        0.15       (0.30)
--------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations        (0.77)       2.55        2.26        2.72        0.35        0.21
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income            (0.00)      (0.07)      (0.11)      (0.24)      (0.21)      (0.54)
Distributions from net
  realized gain on
  investments                  (0.00)      (1.77)      (1.44)      (0.66)      (0.26)      (0.56)
--------------------------------------------------------------------------------------------------
Total distributions            (0.00)      (1.84)      (1.55)      (0.90)      (0.47)      (1.10)
--------------------------------------------------------------------------------------------------
Net asset value - end of
  period                      $12.97      $13.74      $13.03      $12.32      $10.50      $10.62
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total return                   (5.60)%     20.74%      19.71%      27.25%       3.73%       1.71%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)              $12,841    $15,160     $20,725     $25,387     $27,029     $42,644
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                    1.15%(2)    1.15%       1.15%       1.22%       1.17%       1.03%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets without fee
  waivers                       1.91%(2)    1.71%       1.56%       1.51%       1.22%       1.06%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to average
  net assets                    0.19%(2)    0.40%       0.75%       1.34%       2.09%       4.45%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to average
  net assets without fee
  waivers                      (0.58)%(2)   (0.16)%     0.33%       1.05%       2.04%       4.42%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (1)    29.41%      41.40%      39.80%      88.31%      81.14%      53.86%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


                                         Retail Shares
                              -----------------------------------

                                            For the
Selected data for a share of             Period Ended
beneficial interest                         May 31,
outstanding throughout the    -----------------------------------
periods indicated:              1996**       1995        1994*
                              ----------   --------   -----------
Net asset value - beginning
  of period:                  $10.51       $10.63      $11.65
----------------------------  -----------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income/(loss)    0.05         0.19       0.15
Net realized and unrealized
  gain/(loss) on investment
  transactions                  0.72         0.14      (0.45)
----------------------------  -----------------------------------
Total income/(loss) from
  investment operations         0.77         0.33      (0.30)
----------------------------  -----------------------------------
DISTRIBUTIONS
Dividends from net
  investment income            (0.06)       (0.19)     (0.16)
Distributions from net
  realized gain on
  investments                  (0.00)       (0.26)     (0.56)
----------------------------  -----------------------------------
Total distributions            (0.06)       (0.45)     (0.72)
----------------------------  -----------------------------------
Net asset value - end of
  period                      $11.22       $10.51     $10.63
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Total return                    7.35%        3.48%     (4.20)%(2)
----------------------------  -----------------------------------
----------------------------  -----------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)              $3,921       $3,871     $4,026
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Ratio of expenses to average
  net assets                    1.58%(2)     1.41%      1.25%(2)
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Ratio of expenses to average
  net assets without fee
  waivers                       1.61%(2)     1.47%      1.27%(2)
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Ratio of net investment
  income/(loss) to average
  net assets                    1.40%(2)     1.86%      2.12%(2)
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Ratio of net investment
  income/(loss) to average
  net assets without fee
  waivers                       1.37%(2)     1.80%      2.09%(2)
----------------------------  -----------------------------------
----------------------------  -----------------------------------
Portfolio turnover rate (1)    88.31%       81.14%     53.86%
----------------------------  -----------------------------------
----------------------------  -----------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $3,793,015 and $5,125,048, respectively.
(2) Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                      WESTCORE BLUE CHIP FUND
                         ---------------------------------------------------------------------------------
                           For the
                         Six Months
Selected data for a         Ended        For the       For the                     For the
share of beneficial       November     Year Ended    Year Ended                  Year Ended
interest                     30,         May 29,       May 30,                     May 31,
outstanding throughout   -----------   -----------   -----------   ---------------------------------------
the periods indicated:      1998          1998          1997          1996          1995          1994
                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value -
  beginning of period     $18.81        $18.15        $17.41          $14.70      $12.70          $13.87
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)             0.03          0.13          0.19          0.25          0.23          0.40
Net realized and
  unrealized
  gain/(loss) on
  investment
  transactions             (0.71)         4.66          3.65          4.03          2.12          0.04
----------------------------------------------------------------------------------------------------------
Total income/(loss)
  from investment
  operations               (0.68)         4.79          3.84          4.28          2.35          0.44
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income        (0.04)        (0.14)        (0.22)        (0.27)        (0.16)        (0.43)
Distributions from net
  realized gain on
  investments              (0.00)        (3.99)        (2.88)        (1.30)        (0.19)        (1.18)
----------------------------------------------------------------------------------------------------------
Total distributions        (0.04)        (4.13)        (3.10)        (1.57)        (0.35)        (1.61)
----------------------------------------------------------------------------------------------------------
Net asset value - end
  of period               $18.09        $18.81        $18.15        $17.41        $14.70        $12.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return               (3.61)%       29.53%        24.28%        30.48%        19.03%         3.12%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (in thousands)  $68,488       $72,477       $66,450       $68,286       $52,545       $36,674
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets        1.15%(2)      1.15%         1.15%         1.10%         1.01%         1.06%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers       1.24%(2)      1.23%         1.21%         1.25%         1.06%         1.09%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets        0.32%(2)       .60%         1.02%         1.52%         1.78%         2.30%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers       0.23%(2)       .52%         0.97%         1.38%         1.73%         2.27%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                      41.79%        48.50%        43.47%        65.11%        61.72%        41.32%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $27,273,240 and $28,904,111, respectively.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                      WESTCORE
                                                       MID-CAP
                                                     OPPORTUNITY
                                                        FUND
                                                    -------------
                                                       For the
                                                    Period Ended
                                                    November 30,*
                                                        1998
                                                    -------------
Selected data for a share of beneficial interest
outstanding throughout the periods indicated:
Net asset value - beginning of period                    $10.00
-----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                              (0.01)
Net realized and unrealized gain/(loss) on
  investment transactions                                  0.91
-----------------------------------------------------------------
Total income/(loss) from investment operations             0.90
-----------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                      (0.00)
Distributions from net realized gain on
  investments                                             (0.00)
-----------------------------------------------------------------
Total distributions                                       (0.00)
-----------------------------------------------------------------
Net asset value - end of period                          $10.90
-----------------------------------------------------------------
-----------------------------------------------------------------
Total return                                               9.00%
-----------------------------------------------------------------
-----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     2,572
-----------------------------------------------------------------
-----------------------------------------------------------------
Ratio of expenses to average net assets                    1.25%(2)
-----------------------------------------------------------------
-----------------------------------------------------------------
Ratio of expenses to average net assets without
  fee waivers                                             11.16%(2)
-----------------------------------------------------------------
-----------------------------------------------------------------
Ratio of net investment income/(loss) to average
  net assets                                              (0.80)%(2)
-----------------------------------------------------------------
-----------------------------------------------------------------
Ratio of net investment income/(loss) to average
  net assets without fee waivers                         (10.71)%(2)
-----------------------------------------------------------------
-----------------------------------------------------------------
Portfolio turnover rate (1)                               22.24%
-----------------------------------------------------------------
-----------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $3,018,860 and $514,825, respectively.
(2) Annualized.
* For the period from October 1, 1998 (inception of offering) to November 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                WESTCORE SMALL-CAP OPPORTUNITY FUND
                           ------------------------------------------------------------------------------
                                                        Institutional Shares
                           ------------------------------------------------------------------------------
                            For the
                           Six Months
                             Ended        For the       For the                    For the
Selected data for a share   November    Year Ended    Year Ended                Period Ended
of beneficial interest        30,         May 29,       May 30,                    May 31,
outstanding throughout     ----------   -----------   -----------   -------------------------------------
the periods indicated:        1998         1998          1997          1996          1995        1994*
                           ----------   -----------   -----------   -----------   ----------   ----------
Net asset value -
  beginning of period      $26.71        $23.87        $21.35          $15.95       $14.97       $15.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)              0.04          0.01          0.03          0.04         0.09         0.05
Net realized and
  unrealized gain/(loss)
  on investment
  transactions              (4.13)         6.83          3.37          5.86         1.11        (0.05)
---------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations     (4.09)         6.84          3.40          5.90         1.20         0.00
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income         (0.00)        (0.03)        (0.02)        (0.06)       (0.10)       (0.03)
Distributions from net
  realized gain on
  investments               (0.00)        (3.97)        (0.86)        (0.44)       (0.12)       (0.00)
---------------------------------------------------------------------------------------------------------
Total distributions         (0.00)        (4.00)        (0.88)        (0.50)       (0.22)       (0.03)
---------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                   $22.62        $26.71        $23.87        $21.35       $15.95       $14.97
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return               (15.31)%       30.40%        16.28%        37.49%        8.15%       (0.07)%(3)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)           $92,898      $61,069       $35,962       $23,951       $9,703       $2,159
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets         1.30%(2)      1.30%         1.30%         1.30%        1.27%        1.38%(2)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers        1.56%(2)      1.66%         1.69%         2.20%        2.77%        6.56%(2)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets         0.33%(2)      0.03%         0.11%         0.24%        0.61%        1.00%(2)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers        0.06%(2)     (0.33)%       (0.28)%       (0.67)%      (0.89)%      (4.18)%(2)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                       33.88%        78.48%        77.73%        47.83%       59.17%       64.31%(2)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


                                      Retail Shares
                           ------------------------------------

                                         For the
Selected data for a share              Period Ended
of beneficial interest                   May 31,
outstanding throughout     ------------------------------------
the periods indicated:       1996**        1995        1994*
                           ----------   ----------   ----------
Net asset value -
  beginning of period         $15.95    $14.96         $15.00
-------------------------  ------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)              0.01         0.06         0.03
Net realized and
  unrealized gain/(loss)
  on investment
  transactions               2.25         1.11        (0.04)
-------------------------  ------------------------------------
Total income/(loss) from
  investment operations      2.26         1.17        (0.01)
-------------------------  ------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income         (0.02)       (0.06)       (0.03)
Distributions from net
  realized gain on
  investments               (0.00)       (0.12)       (0.00)
-------------------------  ------------------------------------
Total distributions         (0.02)       (0.18)       (0.03)
-------------------------  ------------------------------------
Net asset value - end of
  period                   $18.19       $15.95       $14.96
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Total return                14.14%        7.96%       (0.22)%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)           $1,072       $  934       $  497
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Ratio of expenses to
  average net assets         1.48%(2)     1.51%        1.63%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers        2.53%(2)     3.10%        6.81%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets         0.16%(2)     0.37%        0.64%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers       (0.89)%(2)   (1.22)%      (4.54)%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------
Portfolio turnover rate
  (1)                       47.83%       59.17%       64.31%(2)
-------------------------  ------------------------------------
-------------------------  ------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $67,055,797 and $24,815,830, respectively.
(2) Annualized.
* For the period December 28, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                        WESTCORE LONG-TERM BOND FUND
                           ---------------------------------------------------------------------------------------
                             For the
                            Six Months      For the        For the                       For the
Selected data for a share     Ended        Year Ended     Year Ended                    Year Ended
of beneficial interest     November 30,     May 29,        May 30,                       May 31,
outstanding throughout     ------------   ------------   ------------   ------------------------------------------
the periods indicated:         1998           1998           1997           1996           1995           1994
                           ------------   ------------   ------------   ------------   ------------   ------------
Net asset value -
  beginning of period        $10.36          $9.67          $9.59            $9.87          $9.22          $11.25
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)                0.29           0.60           0.62           0.61           0.59           0.62
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                 0.36           0.96           0.26          (0.27)          0.66          (0.51)
------------------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations        0.65           1.56           0.88           0.34           1.25           0.11
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income           (0.29)         (0.60)         (0.63)         (0.62)         (0.60)         (0.62)
Distributions from net
  realized gain on
  investments                 (0.00)         (0.27)         (0.17)         (0.00)         (0.00)         (1.52)
------------------------------------------------------------------------------------------------------------------
Total distributions           (0.29)         (0.87)         (0.80)         (0.62)         (0.60)         (2.14)
------------------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                     $10.72         $10.36          $9.67          $9.59          $9.87          $9.22
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total return                   6.33%         16.63%          9.40%          3.41%         14.37%         (0.25)%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)           $ 21,063       $ 18,466       $ 20,160       $ 25,070       $ 33,440       $ 26,962
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets           0.95%(2)       0.95%          0.95%          0.90%          0.94%          0.89%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers          1.20%(2)       1.23%          1.15%          1.07%          0.99%          0.92%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets           5.43%(2)       5.87%          6.37%          6.07%          6.54%          5.74%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers          5.18%(2)       5.58%          6.18%          5.90%          6.49%          5.71%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                          9.57%         11.05%         27.76%         33.10%         25.09%         52.82%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $3,107,165 and $1,813,140, respectively.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                              WESTCORE INTERMEDIATE-TERM BOND FUND
                          ----------------------------------------------------------------------------
                                               Institutional Shares
                          --------------------------------------------------------------
                           For the
                          Six Months                 For the
Selected data for a         Ended        For the      Year                     For the
share of beneficial        November    Year Ended     Ended                  Year Ended
interest                     30,         May 29,     May 30,                   May 31,
outstanding throughout    ----------   -----------   -------   ---------------------------------------
the periods indicated:       1998         1998        1997        1996          1995          1994
                          ----------   -----------   -------   -----------   -----------   -----------
Net asset value -
  beginning of period     $10.51       $ 10.23       $10.10    $ 10.27       $ 10.02       $ 10.70
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)             0.31          0.61       0.60         0.60          0.58          0.55
Net realized and
  unrealized gain/(loss)
  on investment
  transactions              0.05          0.28       0.13        (0.17)         0.27         (0.52)
------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations     0.36          0.89       0.73         0.43          0.85          0.03
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income        (0.31)        (0.61)      (0.60  )    (0.60)        (0.60)        (0.53)
Distributions from net
  realized gain on
  investments              (0.00)        (0.00)      (0.00  )    (0.00)        (0.00)        (0.18)
------------------------------------------------------------------------------------------------------
Total distributions        (0.31)        (0.61)      (0.60  )    (0.60)        (0.60)        (0.71)
------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                  $10.56        $10.51       $10.23     $10.10        $10.27        $10.02
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total return                3.42%         8.88%      7.43%        4.26%         8.93%         0.10%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (in thousands)   $44,153      $50,159       $63,169   $83,039       $97,619       $88,965
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets        0.85%(2)      0.85%      0.85%        0.81%         0.77%         0.68%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers       0.99%(2)      0.98%      0.97%        0.92%         0.80%         0.70%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets        5.67%(2)      5.77%      5.81%        5.78%         5.86%         5.03%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers       5.53%(2)      5.65%      5.68%        5.67%         5.83%         5.00%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                       9.60%        23.45%      27.47%      71.97%        60.86%        65.04%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


                                     Retail Shares
                          ------------------------------------

Selected data for a                     For the
share of beneficial                   Period Ended
interest                                May 31,
outstanding throughout    ------------------------------------
the periods indicated:      1996**        1995        1994*
                          ----------   ----------   ----------
Net asset value -
  beginning of period     $10.27       $10.03       $10.97
------------------------  ------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)             0.20         0.56         0.34
Net realized and
  unrealized gain/(loss)
  on investment
  transactions              0.04         0.26        (0.77)
------------------------  ------------------------------------
Total income/(loss) from
  investment operations     0.24         0.82        (0.43)
------------------------  ------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income        (0.21)       (0.58)       (0.33)
Distributions from net
  realized gain on
  investments              (0.00)       (0.00)       (0.18)
------------------------  ------------------------------------
Total distributions        (0.21)       (0.58)       (0.51)
------------------------  ------------------------------------
Net asset value - end of
  period                  $10.30       $10.27       $10.03
------------------------  ------------------------------------
------------------------  ------------------------------------
Total return                2.34%        8.53%       (6.33)%(2)
------------------------  ------------------------------------
------------------------  ------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (in thousands)   $2,781       $2,571       $1,941
------------------------  ------------------------------------
------------------------  ------------------------------------
Ratio of expenses to
  average net assets        0.95%(2)     0.99%        0.95%(2)
------------------------  ------------------------------------
------------------------  ------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers       0.97%(2)     1.02%        0.97%(2)
------------------------  ------------------------------------
------------------------  ------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets        5.74%(2)     5.64%        4.65%(2)
------------------------  ------------------------------------
------------------------  ------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers       5.72%(2)     5.61%        4.63%(2)
------------------------  ------------------------------------
------------------------  ------------------------------------
Portfolio turnover rate
  (1)                      71.97%       60.86%       65.04%
------------------------  ------------------------------------
------------------------  ------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $4,481,780 and $12,229,437, respectively.
(2) Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    FINANCIAL HIGHLIGHTS             REPORT                       (UNAUDITED)

                                                   WESTCORE COLORADO TAX-EXEMPT FUND
                           ---------------------------------------------------------------------------------
                             For the
                           Six Months
                              Ended        For the       For the                     For the
Selected data for a share   November     Year Ended    Year Ended                  Year Ended
of beneficial interest         30,         May 29,       May 30,                     May 31,
outstanding throughout     -----------   -----------   -----------   ---------------------------------------
the periods indicated:        1998          1998          1997          1996          1995          1994
                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value -
  beginning of period      $ 11.06       $ 10.78       $ 10.61       $ 10.70       $ 10.52       $ 10.71
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income/(loss)               0.24          0.50          0.50          0.52          0.52          0.53
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                0.17          0.28          0.17         (0.10)         0.20         (0.19)
------------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       0.41          0.78          0.67          0.42          0.72          0.34
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net
  investment income          (0.24)        (0.50)        (0.50)        (0.51)        (0.54)        (0.53)
Distributions from net
  realized gain on
  investments                (0.00)        (0.00)        (0.00)        (0.00)        (0.00)        (0.00)
------------------------------------------------------------------------------------------------------------
Total distributions          (0.24)        (0.50)        (0.50)        (0.51)        (0.54)        (0.53)
------------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                    $11.23        $11.06        $10.78        $10.61        $10.70        $10.52
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return                  3.73%         7.32%         6.46%         3.97%         7.16%         3.22%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)           $38,155       $31,501       $21,348       $13,922       $10,792       $10,553
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          0.50%(2)      0.50%         0.50%         0.44%         0.42%         0.27%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.09%(2)      1.17%         1.21%         1.43%         1.62%         1.59%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          4.29%(2)      4.54%         4.73%         4.87%         5.03%         4.98%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers         3.70%(2)      3.87%         4.02%         3.88%         3.83%         3.65%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                         5.36%        24.94%        30.78%        10.23%         3.15%         9.76%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $7,966,727 and $1,809,129, respectively.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
    Westcore Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

    The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

    INVESTMENT VALUATION - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 29, 1998 the Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of $1,741,936 and $22,532, respectively, which will expire through 2006.

    DISTRIBUTIONS - Distributions of net investment income, if any, are distributed annually for the Westcore MIDCO Growth Fund, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

    ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty (60) months from the Funds' commencement of operations.

    SECURITIES LENDING - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. As of November 30, 1998, the value of securities loaned of the Westcore MIDCO Growth, Westcore Blue Chip and Westcore Small-Cap Opportunity Funds amount to $27,969,063, $648,656 and $2,279,188, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Blue Chip and Westcore Small-Cap Opportunity Funds amount to $29,134,774, $684,500, and $2,695,397, respectively.

    ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - Trust expenses, which are not series specific, are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Growth and Income,

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Westcore Small-Cap Opportunity, and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

    OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes.

2. CAPITAL SHARE TRANSACTIONS
    On November 30, 1998, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                               WESTCORE MIDCO GROWTH FUND
--------------------------------------------------------------------------------

                                                                        For the Six
                                                                        Months Ended   For the Year
                                                                        November 30,      Ended
                                                                            1998       May 29, 1998
                                                                        ------------   ------------
Shares sold                                                              14,946,629     24,794,907
Shares issued as reinvestment of dividends                                        0      4,328,501
---------------------------------------------------------------------------------------------------
Total                                                                    14,946,629     29,123,408
Shares redeemed                                                         (18,754,085)   (29,804,359)
---------------------------------------------------------------------------------------------------
Net decrease in shares                                                   (3,807,456)      (680,951)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                            WESTCORE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                        For the Six
                                                                        Months Ended    For the Year
                                                                        November 30,       Ended
                                                                            1998        May 29, 1998
                                                                        ------------   --------------
Shares sold                                                                  19,494          191,743
Shares issued as reinvestment of dividends                                        0          146,912
-----------------------------------------------------------------------------------------------------
Total                                                                        19,494          338,655
Shares redeemed                                                            (132,268)        (825,837)
-----------------------------------------------------------------------------------------------------
Net decrease in shares                                                     (112,774)        (487,182)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

2. CAPITAL SHARE TRANSACTIONS (CONTINUED)
                                WESTCORE BLUE CHIP FUND
--------------------------------------------------------------------------------

                                                                         For the Six
                                                                         Months Ended     For the Year
                                                                         November 30,        Ended
                                                                             1998         May 29, 1998
                                                                        --------------   --------------
Shares sold                                                                 1,120,080        1,372,695
Shares issued as reinvestment of dividends                                      7,569          673,685
-------------------------------------------------------------------------------------------------------
Total                                                                       1,127,649        2,046,380
Shares redeemed                                                            (1,195,138)      (1,853,818)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares                                             (67,489)         192,562
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                              WESTCORE MID-CAP OPPORTUNITY
                                          FUND
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                             from
                                                                          October 1,
                                                                             1998
                                                                        (inception) to
                                                                         November 30,
                                                                             1998
                                                                        --------------
Shares issued in connection with the conversion of a separately
  managed investment partnership (Note 5)                                     221,124
Shares sold                                                                    17,385
Shares issued as reinvestment of dividends                                          0
--------------------------------------------------------------------------------------------------
Total                                                                         238,509
Shares redeemed                                                                (2,496)
--------------------------------------------------------------------------------------------------
Net increase in shares                                                        236,013
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                             WESTCORE SMALL-CAP OPPORTUNITY
                                          FUND
--------------------------------------------------------------------------------

                                                                          For the Six        For the
                                                                          Months Ended     Year Ended
                                                                          November 30,       May 29,
                                                                              1998            1998
                                                                        ----------------   -----------
Shares sold                                                                 2,863,266       1,000,427
Shares issued as reinvestment of dividends                                          0         233,455
------------------------------------------------------------------------------------------------------
Total                                                                       2,863,266       1,233,882
Shares redeemed                                                            (1,042,531)       (454,614)
------------------------------------------------------------------------------------------------------
Net increase in shares                                                      1,820,735         779,268
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

2. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                              WESTCORE LONG-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                        For the Six
                                                                        Months Ended   For the Year
                                                                        November 30,      Ended
                                                                            1998       May 29, 1998
                                                                        ------------   ------------
Shares sold                                                                 361,935        303,677
Shares issued as reinvestment of dividends                                   49,078        139,058
---------------------------------------------------------------------------------------------------
Total                                                                       411,013        442,735
Shares redeemed                                                            (228,814)      (745,987)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in shares                                           182,199       (303,252)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                            WESTCORE INTERMEDIATE-TERM BOND
                                          FUND
--------------------------------------------------------------------------------

                                                                        For the Six
                                                                          Months       For the
                                                                           Ended      Year Ended
                                                                         November      May 29,
                                                                         30, 1998        1998
                                                                        -----------   ----------
Shares sold                                                                842,940    1,255,088
Shares issued as reinvestment of dividends                                 112,080      245,907
------------------------------------------------------------------------------------------------
Total                                                                      955,020    1,500,995
Shares redeemed                                                         (1,542,651)   (2,903,900)
------------------------------------------------------------------------------------------------
Net decrease in shares                                                    (587,631)   (1,402,905)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                              WESTCORE COLORADO TAX-EXEMPT
                                          FUND
--------------------------------------------------------------------------------

                                                                         For the
                                                                           Six
                                                                         Months       For the
                                                                          Ended     Year Ended
                                                                        November      May 29,
                                                                        30, 1998       1998
                                                                        ---------   -----------
Shares sold                                                              755,166     1,234,556
Shares issued as reinvestment of dividends                                51,956        80,926
-----------------------------------------------------------------------------------------------
Total                                                                    807,122     1,315,482
Shares redeemed                                                         (255,369)     (449,027)
-----------------------------------------------------------------------------------------------
Net increase in shares                                                   551,753       866,455
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                                                   Westcore
                                                      Westcore        Westcore       Westcore       Mid-Cap
                                                    MIDCO Growth     Growth and     Blue Chip     Opportunity
                                                        Fund        Income Fund        Fund          Fund
                                                    -------------   ------------   ------------   -----------
As of November 30, 1998
Gross appreciation (excess of value over cost)       132,267,936      5,149,466     17,269,833       220,670
Gross depreciation (excess of cost over value)        (8,496,672)       (63,277)    (1,008,247)     (214,103)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                          123,771,264      5,086,189     16,261,586         6,567
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                                                      Westcoree       Westcore       Westcore      Westcore
                                                      Small-Cap      Long-Term     Intermediate-   Colorado
                                                     Opportunity        Bond           Term       Tax-Exempt
                                                        Fund            Fund        Bond Fund        Fund
                                                    -------------   ------------   ------------   -----------
As of November 30, 1998
Gross appreciation (excess of value over cost)         7,854,845      2,521,468      1,704,311     1,524,985
Gross depreciation (excess of cost over value)        (7,396,288)       (76,880)       (85,821)       (2,549)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                              458,557      2,444,588      1,618,490     1,522,436
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS
    The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA"), for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment advisor to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in these Funds' former advisory agreement.

    Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the average net assets for
Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

    Effective October 1, 1995, ALPS and DIA entered into an administration agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Funds' average net assets.

    The Co-Administrators and the Investment Adviser have advised the Trust that they currently intend to waive fees or reimburse expenses with respect to each of the Funds so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 0.95%, 0.85%, and 0.65%, respectively.
Without such fee waivers, for the period ended November 30, 1998, the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds would be 1.14%, 1.91%, 1.24%, 11.16%, 1.56%, 1.20%, .99% and 1.09%, respectively.

    Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

    NOTES TO FINANCIAL     WESTCORE FUNDS SEMI-ANNUAL       NOVEMBER 30, 1998
    STATEMENTS                       REPORT                       (UNAUDITED)

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)
    Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

    The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees are invested in certain Westcore Funds until distribution in accordance with the Deferral Plan.

    Shareholders holding more than 5% of the Funds' outstanding shares as of November 30, 1998, constituted 33.65% of Westcore MIDCO Growth Fund, 39.59% of Westcore Growth and Income Fund, 62.01% of Westcore Blue Chip Fund, 61.97% of Westcore Mid-Cap Opportunity Fund, 58.43% of Westcore Small-Cap Opportunity Fund, 66.43% of Westcore Long-Term Bond Fund, 73.39% of Westcore Intermediate-Term Bond Fund, and 47.60% of Westcore Colorado Tax-Exempt Fund.

5. ACQUISITION OF ASSETS
    On October 1, 1998, the Mid-Cap Opportunity Fund acquired all of the assets of a separately managed investment partnership, managed by DIA, at fair market value in exchange for shares of the Fund, as stipulated in the Conversion Agreement approved by the Trust's Board of Trustees. The following is a summary of shares issued, net assets acquired, and unrealized depreciation as of October 1, 1998:

Shares issued                                         221,124
Net assets acquired                                   2,211,243
Unrealized depreciation                               (255,667)

6. SUBSEQUENT EVENTS
    On January 4, 1999 the Westcore MIDCO Growth Fund had a redemption-in-kind transaction in the amount of $113,219,005, based on the fair market value of the individual securities within the portfolio. These transactions resulted in short-term and long-term gains of $25,366,778 and $10,877,548, respectively, which will be recognized as permanent differences for tax purposes.

58